As filed with the Securities and Exchange Commission on April 30, 2009
1933 Act Registration No. 2-75677

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 68	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 69	☒

(Check appropriate box or boxes.)

WESTCORE TRUST
(Exact name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100
Denver, CO 80203
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

JoEllen L. Legg, Secretary
Westcore Trust
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and Address of Agent of Service)

Copy to:

Peter H. Schwartz, Esq.
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

PROSPECTUS
EQUITY & BOND FUNDS

APRIL 30, 2009

WESTCORE EQUITY FUNDS
WESTCORE GROWTH FUND
WESTCORE MIDCO GROWTH FUND
WESTCORE SELECT FUND
WESTCORE BLUE CHIP FUND
WESTCORE MID-CAP VALUE FUND
WESTCORE SMALL-CAP OPPORTUNITY FUND
WESTCORE SMALL-CAP VALUE FUND
WESTCORE MICRO-CAP OPPORTUNITY FUND
WESTCORE INTERNATIONAL FRONTIER FUND

WESTCORE BOND FUNDS
WESTCORE FLEXIBLE INCOME FUND
WESTCORE PLUS BOND FUND
WESTCORE COLORADO TAX-EXEMPT FUND

The Securities and Exchange Commission has not approved or disapproved the Funds’ shares or determined if this prospectus is accurate or complete.  It is a criminal offense to state otherwise.

Westcore Funds are managed by Denver Investments

FUND FAMILY PROFILE

Welcome To Westcore Funds

Fund Family Highlights

100% no-load mutual fund family

Managed by institutional money manager Denver Investments, founded in 1958

Disciplined investment strategies including growth, value, and international equity as well as fixed income

Independent research-driven approach

Employee-owned advisory firm affords independence and helps align firm success to investor success

Whether you’re an individual investor looking for a mutual fund or a financial advisor guiding client investments, Westcore Funds offers a broad range of funds to help achieve your investment goals.  Our diverse family of investment strategies includes growth, value and international equity, as well as fixed income, and reflects the founding principles of its manager, Denver Investments. From its origin in 1958, Denver Investments was built upon the tenets of institutional investing—a prudent, disciplined and consistently applied investment approach.

Your Success Is Our Success

At Westcore Funds, we are focused on your success. Denver Investments, the funds’ manager, is 100% employee-owned and concentrated on one business – managing money on behalf of our investors.  This allows us to direct our resources toward one goal – the pursuit of superior investment returns to help our investors achieve their financial goals.

Better Research, Better Opportunities

We believe that independent fundamental research is the best way to help achieve the long-term financial goals of our shareholders. In conducting our own research, we draw upon diverse sources to understand as much as we can about an investment in order to evaluate the factors that will determine its success. We talk to company management, competitors, suppliers, distributors, and other industry sources. Our proprietary research and financial models are intended to identify attractive investments early – to find and act on key information about companies and securities before it is widely known in the market. For example, our equity research analysts

PAGE i

FUND FAMILY PROFILE

“We believe in independent investment research. The market is not perfectly efficient and we can add value through our research that is designed to identify great investments.”
– Todger Anderson, CFA President

thrive on identifying companies they believe have potentially groundbreaking products or are positioned to take advantage of an emerging trend that may lead to earnings growth, improvement in financial quality or increase in valuation.

Once we have thoroughly analyzed a security, we closely scrutinize it for both its merits as a specific investment and its role in the overall portfolio. As part of this process, we analyze the risk relative to the investment opportunity, always seeking to maximize returns without taking unnecessary risk.

Individual Insights, Collective Expertise

Recognizing that different investments require different approaches, we’ve organized our investment professionals into dedicated teams of investment specialists. Each team tailors its approach to a specific asset class or strategy in an effort to make the best decisions for each fund. Within our teams, there is collaborative discussion and thorough debate of each investment idea that is designed to take full advantage of the individual insights of each team member and the collective expertise of the group. Our goal is for our shareholders to receive each team’s best ideas. But no matter the investment specialty or proposed idea, several key investment principles unite our investment teams—they follow a well-articulated investment philosophy and consistently apply a disciplined investment process grounded in independent research.

Collaboration extends across our investment teams. Our equity and fixed income teams leverage information from each other, sharing perspectives and analysis on companies, sectors, industries and the markets. Denver Investments’ seasoned investment professionals—who have an average of 18 years of experience—openly share their knowledge gained from years navigating diverse market conditions. This helps us incorporate the lessons from past market environments into the ongoing management of our funds.

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FUND FAMILY PROFILE

Westcore Funds offers a well-rounded family of mutual funds to fit the investment needs of many types of investors.  Each of our funds focuses on a particular asset class and utilizes what we believe are the best investment techniques for each particular universe of securities. Each offers investors different opportunities.

The Family of Westcore Funds

GROWTH EQUITY FUNDS

Westcore Growth Fund

The Westcore Growth Fund invests primarily in equity securities of large companies with growth potential.

Westcore MIDCO Growth Fund

The Westcore MIDCO Growth Fund invests in a diversified portfolio of equity securities of primarily medium-sized companies with growth potential.

Westcore Select Fund

The Westcore Select Fund invests primarily in the common stock of a limited number of medium-sized companies selected for growth potential.

VALUE EQUITY FUNDS

Westcore Blue Chip Fund

The Westcore Blue Chip Fund invests primarily in large, well-established companies whose stocks appear to be undervalued.

Westcore Mid-Cap Value Fund

The Westcore Mid-Cap Value Fund invests primarily in medium-sized companies whose stocks appear to be undervalued.

Westcore Small-Cap Opportunity Fund

The Westcore Small-Cap Opportunity Fund invests primarily in small company stocks that appear to be undervalued.

Westcore Small-Cap Value Fund

The Westcore Small-Cap Value Fund invests primarily in the stocks of small, dividend-paying companies that appear to be undervalued.

Westcore Micro-Cap Opportunity Fund

The Westcore Micro-Cap Opportunity Fund invests primarily in the stocks of micro-cap companies that appear to be undervalued.

INTERNATIONAL EQUITY FUND

Westcore International Frontier Fund

The Westcore International Frontier Fund invests primarily in the stocks of small, international companies that we believe are poised for growth.

FIXED INCOME FUNDS

Westcore Flexible Income Fund

The Westcore Flexible Income Fund invests in a wide variety of income-producing securities – primarily bonds and to a lesser extent convertible bonds and equity securities.

Westcore Plus Bond Fund

The Westcore Plus Bond Fund invests primarily in investment-quality bonds of varying maturities.

Westcore Colorado Tax-Exempt Fund

The Westcore Colorado Tax-Exempt Fund focuses primarily on investment-grade quality bonds of intermediate maturity that provide federal and state tax-exempt income.

An investment in the Funds involves risk including loss of principal. Please see the prospectus that accompanies this material for information regarding the specific risks associated with each Fund. Please read the prospectus carefully before investing.

Westcore Funds are distributed by ALPS Distributors, Inc.	WES000847 04302010 PAGE iii

TABLE OF CONTENTS

RISK/RETURN SUMMARY	2

Westcore Equity Funds	2
Westcore Bond Funds	6
Bar Charts and Performance Tables	9
Fees and Expenses of the Funds	21

GENERAL PORTFOLIO POLICIES	24

HOW TO INVEST AND OBTAIN INFORMATION	25

Contacting Westcore Funds	25
Purchasing Shares	26
Exchanging Shares	28
Redeeming Shares	29
Additional Information on Telephone and Online Service	31

GENERAL ACCOUNT POLICIES	32

DISTRIBUTIONS AND TAXES	37

MANAGEMENT OF THE FUNDS	39

FINANCIAL HIGHLIGHTS	44

APPENDIX – BOND RATING CATEGORIES	A-1

This Prospectus pertains to the Retail Class and Institutional Class of the Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Value Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Frontier Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund (each a “Fund,” and collectively the “Funds”) of the Westcore Trust (the “Trust”) each of which is advised by Denver Investment Advisors LLC, also doing business as Denver Investments (“Denver Investments” or “Advisor”).  The Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Value Fund, Westcore Micro-Cap Opportunity Fund and Westcore International Frontier Fund are sometimes referred to as the “Westcore Equity Funds.”  The Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund are sometimes referred to as the “Westcore Bond Funds.”  All of the Westcore Funds offer both Retail and Institutional Classes, except the Westcore Select Fund, Westcore Mid-Cap Value Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Frontier Fund and Westcore Colorado Tax-Exempt Fund, which only offer the Retail Class.

RISK/RETURN SUMMARY

WESTCORE EQUITY FUNDS

The Westcore Equity Funds are designed for long-term investors seeking capital appreciation who can tolerate the risks associated with investments in common stocks.

What are the investment objectives of the Westcore Equity Funds?

Westcore Growth Funds:
▪	Westcore Growth Fund – long-term capital appreciation by investing in equity securities selected for their growth potential.

▪	Westcore MIDCO Growth Fund – long-term capital appreciation by investing primarily in medium-sized growth companies.

▪	Westcore Select Fund – long-term growth of capital through a limited number of investments in primarily medium-sized companies selected for their growth potential.

Westcore Value Funds:
▪	Westcore Blue Chip Fund – long-term total return by investing in stocks of large, well-established companies whose stocks appear to be undervalued.

▪	Westcore Mid-Cap Value Fund – long-term capital appreciation by investing primarily in medium-sized companies whose stocks appear to be undervalued.

▪	Westcore Small-Cap Opportunity Fund – long-term capital appreciation primarily through investments in companies with small capitalizations whose stocks appear to be undervalued.

▪	Westcore Small-Cap Value Fund – long-term capital appreciation primarily through investments in dividend paying companies with small capitalizations whose stocks appear to be undervalued.

▪	Westcore Micro-Cap Opportunity Fund – long-term capital appreciation by investing in micro-cap companies whose stocks appear to be undervalued.

Westcore International Fund:
▪	Westcore International Frontier Fund – long-term growth of capital primarily through investments in international small-cap companies.

Upon notice to shareholders, each Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of the Trust without the approval of shareholders.

What are the principal investment strategies of the Westcore Equity Funds?

Westcore Growth Fund, Westcore MIDCO Growth Fund and Westcore Select Fund (the “Growth Funds”)
The Growth Funds emphasize investments in companies that have the potential to grow their revenues and/or earnings faster than the general economy. When seeking investments for Growth Funds, the Advisor performs research to identify companies in businesses and economic sectors with attractive growth prospects. To identify attractive investments, the Advisor studies a company’s business by analyzing its financial information, industry, markets and competitors, and visiting its operations and/or interviewing management. Generally, a company is considered for a Growth Fund if the Advisor believes the company’s management team has the ability to execute their business plans and increase market share with innovative products or services, strong balance sheets, a sustainable competitive advantage and/or the access to money to finance their growth. In addition, the Advisor seeks reasonable valuations through modeling, such as a dividend discount model, discounted cash flow, and return on capital and/or relative company/industry comparisons. Although the Growth Funds normally focus on the securities of companies whose stock is traded on U.S. markets, including depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs), each of the Growth Funds is permitted to invest up to 10% of its assets in securities that trade exclusively on one or more exchanges located outside of the United States Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the Advisor’s valuation target or better relative investment opportunities have been identified.

The Westcore Growth Fund (the “Growth Fund”) invests primarily in the common stock of companies with market capitalizations of $2 billion and above at the time of purchase. The Advisor believes the keys to successful investing are a well-defined investment process and extensive knowledge of the companies in which it invests. Using independent fundamental research and a bottom-up investment approach, the Advisor identifies what it believes are the best positioned large-cap growth companies. More specifically, the Advisor seeks high-quality, attractively-valued companies that have the growth attributes it believes can create enduring competitive advantages. These attributes

RISK/RETURN SUMMARY

include superior management, dominant or increasing market share, established brand position, fundamental catalysts for additional growth, financial strength and flexibility, and operations in an attractive and growing industry.

The Westcore MIDCO Growth Fund (the “MIDCO Growth Fund”) invests primarily in the common stock of medium-sized companies. Medium-sized companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. These companies may also have better opportunities for growth than larger companies by increasing their shares of the markets they serve.

Under normal circumstances, the MIDCO Growth Fund invests at least eighty percent (80%) of the value of its net assets plus any borrowings for investment purposes in mid-cap companies. Shareholders will receive notice sixty (60) days prior to any change in this policy. For purposes of this policy, the MIDCO Growth Fund currently considers mid-cap companies to be those included in, or similar in size to those included in, Russell Midcap Growth Index, at the time of purchase. As of March 31, 2009, companies within this index ranged from approximately $46 million to approximately $15.4 billion in market capitalization with a median capitalization of approximately $5 billion. As of March 31, 2009, the companies within the MIDCO Growth Fund’s portfolio ranged from approximately $749 million to approximately $14.9 billion with a median capitalization of approximately $3 billion. Please note that these market capitalization ranges will fluctuate over time.

The Westcore Select Fund (the “Select Fund”) invests primarily in common stock of a limited number of medium-sized companies. Medium-sized companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. These companies may also have better opportunities for growth than larger companies by increasing their shares of the markets they serve. The Select Fund currently considers medium-sized companies to be companies whose market capitalizations, at the time of purchase, are similar in size to those included in the Russell Midcap Growth Index. As of March 31, 2009, companies within this index ranged from approximately $46 million to approximately $15.4 billion in market capitalization with a median capitalization of approximately $5 billion. As of March 31, 2009, the companies within the Select Fund’s portfolio ranged from approximately $911 million to approximately $12.6 billion with a median capitalization of approximately $4 billion. Please note that these market capitalization ranges will fluctuate over time. The Advisor looks for companies in attractive industries with above average revenue and earnings growth opportunities. The Select Fund normally invests in a core group of 20 to 35 common stocks. However, the Advisor also has the ability to maintain a substantial amount of the portfolio’s assets invested in cash and short-term equivalents if it believes market conditions are unfavorable for profitable investing. The Select Fund utilizes the same research process as the MIDCO Growth Fund, so shareholders should expect the Select Fund to primarily consist of investments also held in the MIDCO Growth Fund.

Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, and Westcore Small-Cap Value Fund (the “Value Funds”)
The Value Funds emphasize investments in companies that appear to be undervalued based on various financial measures/ratios and have improving business prospects due to strong company and industry dynamics. As the first step in identifying stocks for purchase, the Advisor uses a proprietary multi-factor model to screen the universe to find stocks that appear to be undervalued. The second step in the process involves the fundamental research of companies in order to forecast the companies’ projected free-cash flow. This part of the process involves understanding the economics of their business model, evaluating products, management, and their competitive sustainability. Although the Value Funds normally focus on the securities of companies whose stock is traded on U.S. markets, including depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs), each of the Value Funds is permitted to invest up to 10% of its assets in securities that trade exclusively on one or more exchanges located outside of the United States. A stock will generally be sold from a Value Fund when the Advisor believes that it is fully valued, when its fundamental business prospects change materially or when, in the Advisor’s opinion, better investment opportunities have been identified.

The Westcore Blue Chip Fund (the “Blue Chip Fund”) invests in large, well-established companies whose stocks appear to be undervalued. The Blue Chip Fund will notify shareholders sixty (60) days prior to any change in the Blue Chip Fund’s investment policy that will result in the Blue Chip Fund investing, under normal circumstances, less than eighty percent (80%) of the value of its total net assets in large, well-established, companies, as measured at the time of purchase. For the purposes of this policy, the Blue Chip Fund currently considers “large, well-established” companies to be those included in, or similar in size to those included in, Standard & Poor’s 500 Composite Stock Price Index with a record, together with predecessors, equal to or greater than three years of continuous operation. Large companies may benefit from attributes such as market dominance, substantial financial resources and the opportunity to be global leaders in their industries. These characteristics may result in increased stability for the company and a lower-risk investment for the Blue Chip Fund than smaller companies. As of March 31, 2009, companies within this index ranged from approximately $360 million to approximately $337 billion in market capitalization with a median capitalization of approximately $5 billion. As of March 31, 2009, the companies within the Blue Chip Fund’s portfolio ranged from approximately $2.3 billion to approximately $337 billion with a median capitalization of approximately $16.9 billion. Please note that these market capitalization ranges will fluctuate over time.

RISK/RETURN SUMMARY

The Westcore Mid-Cap Value Fund (the “Mid-Cap Value Fund”) invests primarily in medium-sized companies whose stocks appear to be undervalued. Medium-sized companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. These companies may also have better opportunities for growth than larger companies by increasing their shares of the markets they serve.

Under normal circumstances, at least eighty percent (80%) of the value of the Mid-Cap Value Fund’s net assets, plus any borrowings for investment purposes, is invested in mid-cap companies. Shareholders will receive notice sixty (60) days prior to any change in this policy. For purposes of this policy, the Mid-Cap Value Fund currently considers mid-cap companies to be those included in, or similar in size to those included in, the Russell Midcap Value Index at the time of purchase. As of March 31, 2009, companies within this index ranged from approximately $46 million to approximately $15.4 billion in market capitalization with a median capitalization of approximately $2 billion. As of March 31, 2009, the companies within the Mid-Cap Value Fund’s portfolio ranged from approximately $583 million to approximately $12.3 billion with a median capitalization of approximately $3 billion. Please note that these market capitalization ranges will fluctuate over time.

The Westcore Small-Cap Opportunity Fund (the “Small-Cap Opportunity Fund”) invests primarily in small companies with what the Advisor believes is unrecognized potential and whose stocks appear to be undervalued. Small companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. Small company stocks typically have higher return/risk potential than larger company stocks.

Under normal circumstances, at least eighty percent (80%) of the value of the Small-Cap Opportunity Fund’s net assets, plus any borrowings for investment purposes, is invested in small-cap companies. Shareholders will receive notice sixty (60) days prior to any change in this policy.  For purposes of this policy, the Small-Cap Opportunity Fund currently considers small-cap companies to be those included in, or similar in size to those included in, the Russell 2000 Index at the time of purchase. As of March 31, 2009, companies within this index ranged from approximately $3 million to approximately $4.3 billion in market capitalization with a median capitalization of approximately $253 million. As of March 31, 2009, the companies within the Small-Cap Opportunity Fund’s portfolio ranged from approximately $63 million to approximately $2.5 billion with a median capitalization of approximately $540 million. Please note that these market capitalization ranges will fluctuate over time.

The Westcore Small-Cap Value Fund (the “Small-Cap Value Fund”) invests primarily in dividend paying small-cap companies with what the Advisor believes is unrecognized potential and whose stocks appear to be undervalued. Small companies may benefit from factors such as new products and services and more entrepreneurial management than larger companies. Small company stocks typically have higher return/risk potential than larger company stocks.

Under normal circumstances, at least eighty percent (80%) of the value of the Small-Cap Value Fund’s net assets, plus any borrowings for investment purposes, is invested in small-cap companies. Shareholders will receive notice sixty (60) days prior to any change in this policy.  For purposes of this policy, the Small-Cap Value Fund currently considers small-cap companies to be those included in, or similar in size to those included in, the Russell 2000 Value Index at the time of purchase. As of March 31, 2009, companies within this index ranged from approximately $3 million to approximately $3 billion in market capitalization with a median capitalization of approximately $239 million. As of March 31, 2009, the companies within the Small-Cap Value Fund’s portfolio ranged from approximately $95 million to approximately $1.9 billion with a median capitalization of approximately $688 million. Please note that these market capitalization ranges will fluctuate over time.

The Westcore Micro-Cap Opportunity Fund (the “Micro-Cap Opportunity Fund”) invests primarily in the common stock of micro-cap companies that appear to be undervalued. The portfolio management team uses a proprietary multi-factor quantitative investment model to identify such companies based on various financial measures and/or ratios.

Under normal circumstances at least eighty percent (80%) of the value of the Micro-Cap Opportunity Fund’s net assets, plus any borrowings for investment purposes, is invested in micro-cap companies. Shareholders will receive notice sixty (60) days prior to any change in this policy. For purposes of this policy, the Micro-Cap Opportunity Fund currently considers micro-cap companies to be those companies included in, or similar in size to those included in, the Russell Microcap Index at the time of purchase. As of March 31, 2009, companies within this index ranged from approximately $2 million to approximately $920 million with a median capitalization of approximately $200 million. Within this universe, the Advisor typically focuses on companies with market capitalizations of less than $500 million at the time of the Micro-Cap Opportunity Fund’s initial purchase. As of March 31, 2009, the companies within the Micro-Cap Opportunity Fund’s portfolio ranged from approximately $37 million to approximately $994 million with a median capitalization of approximately $217 million. Please note that these market capitalization ranges will fluctuate over time.

Although the Micro-Cap Opportunity Fund normally focuses on the equity securities of companies whose stock is traded on U.S. markets, including depositary receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs), the Fund may invest up to 10% of its assets in securities that trade exclusively on one or more exchanges located outside of the United States.

RISK/RETURN SUMMARY

A stock will generally be sold from the Micro-Cap Opportunity Fund when the Advisor believes the risk characteristics outweigh any potential appreciation or when, in the Advisor’s opinion, better investment opportunities have been identified.

Westcore International Fund
The Westcore International Frontier Fund (the “International Fund”) emphasizes investments in non-U.S. investments including securities that are domiciled outside of the United States and securities that trade exclusively on one or more non-U.S. exchanges that are trading at a discount to the Advisor’s estimated intrinsic value of such company with the potential to grow their earnings and cash flows. The International Fund invests primarily in the common stock of non-U.S. companies with market capitalizations of $2 billion or less at the time of purchase that meet the Advisor’s investment criteria. Under normal circumstances, the International Fund invests at least sixty-five percent (65%) of its assets in common stocks of foreign companies in developed countries. In addition, the International Fund may invest in emerging markets, foreign companies with market capitalizations greater than $2 billion and/or in U.S.-based companies if, in the Advisor’s opinion, these companies represent better prospects for long-term growth than foreign companies in developed markets, smaller foreign companies or than foreign companies generally.

The Advisor utilizes a consistent approach to seek companies outside of the United States that it believes are well positioned within their industry for growth. It also seeks to pay reasonable prices for these businesses. To identify such companies, the Advisor studies a company’s business by analyzing its financial information, industry, markets and competitors, and visiting its operations and/or interviewing management. Generally, a company is considered for the International Fund if the Advisor believes the company’s management team has the ability to execute its business plans and increase business value because of innovative products or services, strong balance sheets and sensible management. The Advisor also factors in a company’s location. Generally, stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the Advisor’s valuation target or better relative investment opportunities have been identified. The International Fund generally purchases foreign currencies on a “spot” basis at the prevailing rate in the foreign currency exchange market but may use a variety of currency hedging techniques to manage the exchange rate component of foreign risk.

The International Fund considers foreign companies to include those domiciled outside of the United States or with the principal trading market of their securities outside of the United States. For purposes of determining the countries in which the International Fund invests, the following countries are currently considered to be “developed countries”: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The International Fund considers emerging market countries to be those countries that are neither the United States nor developed countries.

What are the principal risks of investing in the Westcore Equity Funds?

As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices (market risk). In addition to market risk, each Westcore Equity Fund is subject to the risk that the securities held by a Fund will underperform other securities and may decline in value (portfolio management risk). Therefore, you could lose money by investing in the Westcore Equity Funds. An investment in the Westcore Equity Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

The Westcore International Frontier Fund, Westcore Small-Cap Opportunity Fund and Westcore Small-Cap Value Fund (collectively the “Funds”) are subject to the general risk that the stocks of smaller and newer companies can involve greater risks than those associated with larger, more established companies. Small-cap company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Small-cap companies in which the Funds may invest typically lack of financial resources, product diversification and competitive strengths of larger companies which may cause the value of the Funds to be more volatile (small company risk).

The Westcore Micro-Cap Opportunity Fund is subject to the general risk that the stocks of micro-cap companies can involve greater risks than those associated with larger, more established companies. Micro-cap company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and ask prices in the over-the-counter market for these stocks. Micro-cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Micro-cap companies in which the Micro-Cap Opportunity Fund may invest typically have limited product lines, markets or financial resources or may be dependent on a small management group (micro-cap company risk).

RISK/RETURN SUMMARY

Each Westcore Equity Fund, but predominantly the Westcore International Frontier Fund (the “International Fund”) may invest in non-U.S. traded securities. There are risks and costs involved in investing in non-U.S. traded securities which are in addition to the usual risks inherent in securities that trade on a U.S. exchange. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country and may be different from or greater than the risks associated with investing in developed countries. These risks may include, but are not limited to, higher transaction costs, the imposition of additional foreign taxes, less market liquidity, security registration requirements and less comprehensive security settlement procedures and regulations, significant currency devaluation relative to the U.S. dollar, restrictions on the Fund’s ability to repatriate investment income or capital, less government regulation and supervision, less public information, less economic, political and social stability and adverse changes in diplomatic relations between the United States and that foreign country (foreign exposure risk). In addition, the International Fund’s significant exposure to foreign markets can regularly affect the net asset value (“NAV”) and total return of the International Fund due to fluctuations in currency exchange rates (currency risk).

Investments in U.S. traded securities that are organized under the laws of a foreign country or have significant business operations abroad may also be impacted by these same foreign exposure risks indirectly. These investments in non-U.S. securities may be in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility, and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights.

The Westcore Select Fund (the “Select Fund”) is non-diversified. This means it may invest in fewer investments than diversified funds. These investments may react similarly to certain negative market or industry conditions. Also the appreciation or depreciation of a single stock may have a greater impact on the NAV than if the Select Fund held a greater number of issues (non-diversification risk). Therefore, the Select Fund may be more volatile than diversified funds.

WESTCORE BOND FUNDS

The Westcore Bond Funds are designed for long-term investors seeking current income who can tolerate the risks associated with investing in bonds.

What are the investment objectives of the Westcore Bond Funds?

▪
Westcore Flexible Income Fund – long-term total rate of return, primarily through investments in bonds, and to a lesser extent through convertible securities and high-yielding equities consistent with preservation of capital.

▪	Westcore Plus Bond Fund – long-term total rate of return, consistent with preservation of capital, by investing primarily in investment-grade bonds of varying maturities.

▪	Westcore Colorado Tax-Exempt Fund – income exempt from both federal and Colorado state personal income taxes by emphasizing investment-grade Colorado municipal bonds with intermediate maturities.

Upon notice to shareholders, each Westcore Bond Fund’s investment objective may be changed by the Trust’s Board without the approval of shareholders.

What are the principal investment strategies of the Westcore Bond Funds?

The Westcore Flexible Income Fund (the “Flexible Income Fund”) invests in a wide variety of income-producing securities, primarily through investments in bonds (which includes, but is not limited to, corporate bonds, government and agency securities, mortgage-backed securities, asset-backed securities, structured securities and zero coupon bonds), and to a lesser extent through convertible bonds and equity securities, including both convertible and non-convertible preferred stock and common stock. Under normal circumstances, the Flexible Income Fund will invest at least eighty percent (80%) of the value of its net assets plus any borrowings for investment purposes in income-producing securities. Shareholders will receive notice sixty (60) days prior to any change in this policy. The Flexible Income Fund may (i) invest up to twenty percent (20%) of its assets in primarily dividend paying common stocks and (ii) own an unlimited amount of high-yield/high-risk bonds. Although the Flexible Income Fund normally focuses on U.S. dollar denominated securities, the Fund may invest up to twenty-five percent (25%) in non-U.S. dollar denominated securities.

The Flexible Income Fund emphasizes investments in corporate bonds, which may generate more income than government securities. Corporate bonds also provide opportunities for the Advisor’s research to identify companies with stable or improving credit characteristics, which may result in price appreciation. In addition, the Flexible Income Fund may invest in other securities, including equity securities, trust

RISK/RETURN SUMMARY

preferred securities, debt issued by REITs, mortgage-backed, asset-backed and other structured securities, such as collateralized debt obligations (“CDOs”), which may also offer higher yield than government securities.

The Flexibile Income Fund’s investments in CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. These securities are structured products backed by a diversified pool of either investment grade or below investment grade public or private fixed income securities, preferred stocks or loans made to public or private corporations.

The Westcore Plus Bond Fund (the “Plus Bond Fund”) invests primarily in investment-grade debt securities – those rated in the top four rating categories by at least one nationally recognized rating agency such as Moody’s or Standard & Poor’s (“Rating Agencies”). Under normal circumstances, the Plus Bond Fund will invest at least eighty percent (80%) of the value of its net assets, plus any borrowings for investment purposes, in bonds of varying maturities. Bonds for purposes of this limitation include, but are not limited to, corporate bonds, convertible bonds, government and agency securities, mortgage-backed securities, asset-backed securities, structured securities and zero coupon bonds. Shareholders will receive notice sixty (60) days prior to any change in this policy. The dollar-weighted average quality is expected to be “Baa” or better. A “Baa” rating typically is the lowest of the four investment-grade categories and includes medium-grade bonds where interest and principal payments appear adequate presently, but certain protective elements may be lacking or may be unreliable over any great length of time. The Plus Bond Fund may (i) invest up to thirty-five percent (35%) of its assets in below investment-grade securities and (ii) invest up to twenty percent (20%) in equity securities, generally in preferred stocks. Although the Plus Bond Fund normally focuses on U.S. dollar denominated securities, the Fund may invest up to twenty-five percent (25%) in non-U.S. dollar denominated securities. The Plus Bond Fund may also invest in interest rate futures to vary the Fund’s average-weighted effective maturity based on the Advisor’s forecast of interest rates.

The Plus Bond Fund emphasizes investments in corporate bonds, which may generate more income than government securities. Corporate bonds also provide opportunities for the Advisor’s research team to identify companies with stable or improving credit characteristics, which may result in price appreciation. In addition, the Plus Bond Fund may invest in other securities, including equity securities, trust preferred securities, debt issued by REITs, mortgage-backed, asset-backed and other structured securities, including CDOs, which may also offer higher yield than government securities.

The Plus Bond Fund’s investments in CDOs include CBOs, CLOs and other similarly structured securities. These securities are structured products backed by a diversified pool of either investment grade or below investment grade public or private fixed income securities, preferred stocks or loans made to public or private corporations.

The combination of valuation and disciplined credit research process is the basis for buy/sell decisions.

The Westcore Colorado Tax-Exempt Fund (the “Tax-Exempt Fund”) invests, under normal circumstances, at least eighty percent (80%) of its net assets, plus any borrowings for investment purposes, in bonds issued by or on behalf of the state of Colorado, other states, territories and possessions of the United States and the District of Columbia and their respective authorities, instrumentalities and political subdivisions. Under normal circumstances, the Tax-Exempt Fund will invest at least eighty percent (80%) of the value of its net assets, plus any borrowings for investment purposes, in investments, the income from which is exempt from both federal and Colorado state income tax, including securities of issuers not located in Colorado if the income from such securities is so exempt.

The Advisor primarily invests in Colorado municipal bonds that are rated in one of the three highest investment-grade categories at the time of purchase by one or more Rating Agencies. However, the Tax-Exempt Fund may invest up to twenty-five percent (25%) of its total assets in Colorado municipal bonds rated at the time of purchase in the fourth highest investment-grade category. The fourth category is the lowest investment-grade category, and these obligations have speculative characteristics. The Tax-Exempt Fund may invest in unrated bonds if the Advisor determines they are comparable in quality to instruments that meet the Fund’s rating requirements.

The Advisor’s strategy emphasizes quality. To fully understand the issuers’ ability to generate revenues or levy taxes in order to meet their obligations, The Advisor researches the financial condition of various counties, public projects, school districts and taxing authorities whose bonds the Fund owns or may purchase. The Tax-Exempt Fund seeks to purchase bonds from many areas of the state to reduce the economic risk to the portfolio from any particular local economy within the state.

If the rating on an obligation held by a Westcore Bond Fund is reduced below its rating requirements, the Advisor will sell the obligation if and when the Advisor determines it is in a Fund’s best interest to do so. The Advisor will analyze each obligation with a reduced rating on a case-by-case basis, and take into consideration such factors as (i) market conditions, (ii) tax factors, and (iii) any other relevant factors.

RISK/RETURN SUMMARY

What are the principal risks of investing in the Westcore Bond Funds?

Although bond funds may fluctuate less in value than equity funds, bond fund returns and yields will vary. Therefore, you could lose money by investing in the Westcore Bond Funds. An investment in the Westcore Bond Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

A principal risk of investing in bond funds is that the value of a fixed-income portfolio will generally decrease when interest rates rise, which means a bond fund’s NAV will likewise decrease (interest rate risk). Additionally, bond funds are subject to the risk that an issuer may be unable to make principal and interest payments when due or the price changes due to a downgrade in the credit quality of the issuer (credit risk). Corporate bonds are generally subject to higher levels of credit risk than government bonds.

Each Westcore Bond Fund is also subject to the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities (extension risk).

A general decline in interest rates may result in prepayments of certain obligations the Westcore Bond Funds will acquire. These prepayments may require the Westcore Bond Funds to reinvest at a lower rate of return. They may also reduce the Westcore Bond Funds’ share price, because the value of those securities may depreciate or may not appreciate as rapidly as debt securities, which cannot be prepaid (prepayment risk). Each of the Westcore Bond Funds is also subject to the risk that particular types of securities held will under perform other securities and may decline in value (portfolio management risk).

The Westcore Flexible Income Fund and Westcore Plus Bond Fund (the “Funds”) are subject to additional risks in that each may invest in high-yield/high-risk bonds (commonly referred to as “junk” bonds). These are bonds rated below investment grade by a Rating Agency or are unrated and determined to be of comparable quality by the Advisor and may include bonds that are already in default. Lower quality bonds may be more difficult or impossible to sell at the time and price that the Funds would like (liquidity risk), making these Funds subject to greater levels of liquidity risk than other bond funds that do not invest in such securities. In addition, lower quality bonds may also make these Funds subject to greater levels of interest rate and credit risk than other bond funds that do not invest in such securities. High-yield bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, there may be less of a market for these securities, which could make it harder to sell them at an acceptable price. This type of investment is therefore subject to higher volatility in prices, which can result in a corresponding high volatility in the value of these Funds’ NAV.

The Funds are subject to additional risks in that each may invest in CDOs. CDOs are typically separated into tranches representing different degrees of seniority for repayment. The top tranche of CDOs represents the highest credit quality in the pool, has the greatest seniority and pays the lowest interest rate. Lower CDO tranches represent lower degrees of seniority and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CDOs is especially sensitive to the rate of defaults in the collateral pool. These securities are often purchased in private placement transactions, including securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”), and may have restrictions on resale making the Fund subject to greater levels of liquidity risk than other bond funds that do not invest in such securities. The market values of CDOs may be more volatile than those of conventional debt securities.

The Funds are subject to additional risks in that each may invest in trust preferred securities. Trust preferred securities are limited-life preferred securities that have certain favorable characteristics for the issuer in light of capital regulations and/or rating agency classifications. These securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying obligations. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. If payments on the underlying subordinated debentures are deferred by the debenture issuer, the value of trust preferred securities would likely be negatively affected. The underlying subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust preferred securities may be subject to mandatory prepayment under certain circumstances. The market values of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act, and would then be restricted securities, which may be sold only either pursuant to an effective registration statement or an exemption from the 1933 Act. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders of trust preferred securities, such as the Funds, to sell their holdings.

RISK/RETURN SUMMARY

The Funds’ exposure to equity securities can regularly affect the Funds’ NAV and total return due to fluctuations in the overall movements in the stock market (market risk).

In addition, the Funds’ investments in securities and their issuers that trade on a foreign exchange or are organized under the laws of a foreign country may be impacted by special foreign exposure risks, including but not limited to, less government regulation, less public information, less economic, political and social stability and adverse changes in diplomatic relations between the United States and another country. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market country (foreign exposure risk).

The Plus Bond Fund’s use of interest rate futures from time to time may result in risks different from, or possibly greater than, the risks associated with investing directly in traditional investments. Interest rate futures are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk and portfolio management risk. Interest rate futures also involve the risk that changes in the value of the instrument may not correlate exactly with the underlying assets (interest rate futures risk).

The Westcore Colorado Tax-Exempt Fund (the “Tax Exempt Fund”) is subject to the risk that it concentrates its investments in instruments issued by or on behalf of the state of Colorado (state specific risk). Due to the level of investment in municipal obligations issued by the state of Colorado and its political subdivisions, the performance of the Tax-Exempt Fund will be closely tied to the economic and political conditions in the state of Colorado. Therefore, an investment in the Tax-Exempt Fund may be riskier than an investment in other types of municipal bond funds such as a national tax-exempt fund. The Tax-Exempt Fund is also technically considered a non-diversified fund under the Investment Company Act of 1940, as amended (“1940 Act”), primarily due to the treatment of securities that are guaranteed by a governmental entity or some other facility being treated as an issue of such government or other entity for purposes of the diversification requirements under the 1940 Act. This means the risk may be greater for the Tax-Exempt Fund when compared to a diversified fund under the 1940 Act (non-diversification risk).

The Tax-Exempt Fund may be more adversely impacted by changes in tax rates and policies than other Funds (tax risk). Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which, in turn, could affect the Tax-Exempt Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels.

BAR CHARTS AND PERFORMANCE TABLES

The bar charts and tables on the following pages provide an indication of the risk of investing in the Funds by showing changes in the Funds’ Retail Class performance from year to year and by showing how the Funds’ average annual returns for one, five and ten years as well as since inception compared with those of a widely recognized, unmanaged index of securities, as appropriate. The bar charts and performance tables assume reinvestment of dividends and distributions. The Funds’ past performances (before and after taxes) do not necessarily indicate how they will perform in the future. Highest Quarterly Return and Lowest Quarterly Return figures apply only to the period covered by the chart. Performance history will be available for the Westcore Micro-Cap Opportunity Fund once it has been in operation for one calendar year.

Information on After-Tax Returns

Average Annual Total Returns Before Taxes: These returns do not reflect taxes on distributions on a Fund’s shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions: These returns assume that taxes are paid on distributions on a Fund’s shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares: These returns reflect taxes paid on distributions on a Fund’s shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates: The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, thirty-five percent (35%) for ordinary income dividends and fifteen percent (15%) for capital gains distributions) and do not reflect state and local taxes.

RISK/RETURN SUMMARY

Westcore Growth Fund

Calendar Year Total Returns as of December 31 (%)

The returns to the left are for the Retail Class of Westcore Growth Fund.  The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

Highest Quarterly Return: Q4 ’99 40.88%	Lowest Quarterly Return: Q4 ’08 (23.08)%

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2008

The table shows the Fund’s average annual total returns for the periods ended December 31, 2008, as compared to a broad-based market index.  After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Growth Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	(45.33)%	(3.72)%	0.82%
Return After Taxes on Distributions	(46.21)%	(4.25)%	(0.44)%
Return After Taxes on Distributions and Sale of Fund Shares(1)	(28.91)%	(3.09)%	(0.43)%
Russell 1000 Growth Index	(38.43)%	(3.42)%	(4.27)%

	1 Year	Since Inception (September 28, 2007)
Institutional Class
Return Before Taxes	(45.26)%	(37.09)%
Russell 1000 Growth Index	(38.43)%	(38.91)%

The Russell 1000 Growth Index is an unmanaged market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company.  The Russell 1000 Index includes the largest 1000 firms in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market. The Russell 1000 Growth Index figures do not reflect any fees, expenses or taxes.  Investors cannot invest directly in the Index.

(1)
Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions when a net capital loss occurs upon the redemption of Fund shares.

RISK/RETURN SUMMARY

Westcore MIDCO Growth Fund

Calendar Year Total Returns as of December 31 (%)

The returns to the left are for the Retail Class of Westcore MIDCO Growth Fund. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

Highest Quarterly Return: Q4 ’99 51.08%	Lowest Quarterly Return: Q4 ’08 (25.05)%

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2008

The table shows the Fund’s average annual total returns for the periods ended December 31, 2008, as compared to a broad-based market index.  After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore MIDCO Growth Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	(44.92	(4.13)%	0.99%
Return After Taxes on Distributions	(45.56)%	(5.55)%	(2.25)%
Return After Taxes on Distributions and Sale of Fund Shares(1)	(28.52)%	(3.25)%	0.25%
Russell Midcap Growth Index	(44.32)%	(2.33)%	(0.19)%

	1 Year	Since Inception (September 28, 2007)
Institutional Class
Return Before Taxes	(44.86)%	(39.12)%
Russell Midcap Growth Index	(44.32)%	(45.27)%

The Russell Midcap Growth Index is an unmanaged market-weighted total return index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company.  The Russell Midcap Index includes firms 201 through 1000, based on market capitalization, from the Russell 3000 Index.  The Russell 3000 Index represents 98% of the investable U.S. equity market.  The Russell Midcap Growth Index figures do not reflect any fees, expenses or taxes.  Investors cannot invest directly in the Index.

(1)
Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions when a net capital loss occurs upon the redemption of Fund shares.

RISK/RETURN SUMMARY

Westcore Select Fund

Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: Q1 ’00 28.64%	Lowest Quarterly Return: Q3 ’01 (18.97)%

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2008

The table shows the Fund’s average annual total returns for the periods ended December 31, 2008, as compared to a broad-based market index.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (October 1, 1999)
Westcore Select Fund
Return Before Taxes	(34.35)%	2.69%	10.22%
Return After Taxes on Distributions	(34.35)%	2.12%	7.31%
Return After Taxes on Distributions and Sale of Fund Shares(1)	(22.33)%	2.13%	7.29%
Russell Midcap Growth Index	(44.32)%	(2.33)%	(1.07)%

The Russell Midcap Growth Index is an unmanaged market-weighted total return index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company.  The Russell Midcap Index includes firms 201 through 1000, based on market capitalization, from the Russell 3000 Index.  The Russell 3000 Index represents 98% of the investable U.S. equity market.  The Russell Midcap Growth Index figures do not reflect any fees, expenses or taxes.  Investors cannot invest directly in the Index.

This Fund may participate in the Initial Public Offering (“IPO”) market, and a significant portion of the Fund’s Since Inception return is attributable to its investment in IPOs, which in turn had a magnified impact due to the Fund’s relatively small asset base.  As the Fund’s assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

(1)
Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions when a net capital loss occurs upon the redemption of Fund shares.

RISK/RETURN SUMMARY

Westcore Blue Chip Fund

Calendar Year Total Returns as of December 31 (%)

The returns to the left are for the Retail Class of Westcore Blue Chip Fund. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

Highest Quarterly Return: Q3 ‘03 14.14%	Lowest Quarterly Return: Q4 ’08 (22.97)%

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2008

The table shows the Fund’s average annual total returns for the periods ended December 31, 2008, as compared to a broad-based market index.  After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Blue Chip Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	(36.24)%	(2.18)%	(0.87)%
Return After Taxes on Distributions	(36.34)%	(2.82)%	(1.96)%
Return After Taxes on Distributions and Sale of Fund Shares (1)	(23.45)%	(1.63)%	(0.80)%
S&P 500 Index	(37.00)%	(2.19)%	(1.38)%

	1 Year	Since Inception (September 28, 2007)
Institutional Class
Return Before Taxes	(36.09)%	(32.63)%
S&P 500 Index	(37.00)%	(39.10)%

The S&P 500 Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation.  It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.  The S&P 500 Index figures do not reflect any fees, expenses or taxes.  Investors cannot invest directly in the Index.

(1)
Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions when a net capital loss occurs upon the redemption of Fund shares.

RISK/RETURN SUMMARY

Westcore Mid-Cap Value Fund

Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: Q4 ’99 28.63%	Lowest Quarterly Return: Q4 ’08 (26.52)%

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2008

The table shows the Fund’s average annual total returns for the periods ended December 31, 2008, as compared to a broad-based market index.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Westcore Mid-Cap Value Fund
Return Before Taxes	(42.38)%	(1.66)%	4.24%
Return After Taxes on Distributions	(42.52)%	(2.13)%	3.15%
Return After Taxes on Distributions and Sale of Fund Shares(1)	(27.37)%	(1.26)%	3.22%
Russell Midcap Value Index	(38.44)%	0.33%	4.45%

The Russell Midcap Value Index is an unmanaged market-weighted total return index that measures the performance of companies within the Russell Midcap Index having lower price-to-book ratios and lower forecasted growth values than the threshold determined by the Frank Russell Company.  The Russell Midcap Index includes firms 201 through 1000, based on market capitalization, from the Russell 3000 Index.  The Russell 3000 Index represents 98% of the investable U.S. equity market.  The Russell Midcap Value Index figures do not reflect any fees, expenses or taxes.  Investors cannot invest directly in this Index.

(1)
Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions when a net capital loss occurs upon the redemption of Fund shares.

RISK/RETURN SUMMARY

Westcore Small-Cap Opportunity Fund

Calendar Year Total Returns as of December 31 (%)

The returns to the left are for the Retail Class of Westcore Small-Cap Opportunity Fund. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

Highest Quarterly Return: Q2 ’03 21.46%	Lowest Quarterly Return: Q4 ’08 (25.54%)

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2008

The table shows the Fund’s average annual total returns for the periods ended December 31, 2008, as compared to a broad-based market index.  After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Small-Cap Opportunity Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	(35.90)%	(1.50)%	2.88%
Return After Taxes on Distributions	(35.90)%	(2.34)%	2.34%
Return After Taxes on Distributions and Sale of Fund Shares(1)	(23.34)%	(1.03)%	2.55%
Russell 2000 Index	(33.79)%	(0.93)%	3.02%

	1 Year	Since Inception (September 28, 2007)
Institutional Class
Return Before Taxes	(35.76)%	(34.62)%
Russell 2000 Index	(33.79)%	(36.82)%

The Russell 2000 Index is an unmanaged index that consists of the smallest 2000 companies in the Russell 3000 Index.  The Russell 3000 Index represents 98% of the investable U.S. equity market.  The Russell 2000 Index figures do not reflect any fees, expenses or taxes.  Investors cannot invest directly in this Index.

(1)
Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions when a net capital loss occurs upon the redemption of Fund shares.

RISK/RETURN SUMMARY

Westcore Small-Cap Value Fund

Calendar Year Total Returns as of December 31 (%)

The returns to the left are for the Retail Class of Westcore Small-Cap Value Fund. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

Highest Quarterly Return: Q4 ’06 11.28%	Lowest Quarterly Return: Q4 ’08 (27.89)%

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2008

The table shows the Fund’s average annual total returns for the periods ended December 31, 2008, as compared to a broad-based market index.  After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Small-Cap Value Fund	1 Year	Since Inception (December 13, 2004)
Retail Class
Return Before Taxes	(33.57)%	(4.36)%
Return After Taxes on Distributions	(33.75)%	(4.57)%
Return After Taxes on Distributions and Sale of Fund Shares(1)	(21.61)%	(3.62)%
Russell 2000 Value Index	(28.93)%	(4.15)%

	1 Year	Since Inception (September 28, 2007)
Institutional Class
Return Before Taxes	(33.51)%	(32.69)%
Russell 2000 Value Index	(28.93)%	(34.10)%

The Russell 2000 Value Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values than the threshold determined by the Frank Russell Company.  The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations.  The Russell 3000 Index represents 98% of the investable U.S. equity market.  The Russell 2000 Value Index figures do not reflect any fees, expenses or taxes. Investors cannot invest directly in this index.

(1)
Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions when a net capital loss occurs upon the redemption of Fund shares.

RISK/RETURN SUMMARY

Westcore International Frontier Fund

Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: Q1 ’00 30.49%	Lowest Quarterly Return: Q4 ’08 (24.73)%

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2008

The table shows the Fund’s average annual total returns for the periods ended December 31, 2008, as compared to a broad-based market index.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (December 15, 1999)
Westcore International Frontier Fund
Return Before Taxes	(48.86)%	(5.06)%	(2.52)%
Return After Taxes on Distributions	(49.03)%	(5.23)%	(2.76)%
Return After Taxes on Distributions and Saleof Fund Shares(1)	(31.54)%	(4.15)%	(2.14)%
MSCI EAFE® Small-Cap Index	(47.01)%	1.14%	2.80%

The MSCI EAFE® Small-Cap Index is unmanaged and is a free float-adjusted market capitalization index that is designed to measure the performance of securities of small cap companies listed on the stock exchanges of 21 developed markets outside of North America with a full market capitalization range of US $200 million-$1.5 billion.  The Index figures do not reflect any fees, expenses or taxes, except for withholding taxes assuming the highest rates.  Investors cannot invest directly in the Index.

(1)
Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions when a net capital loss occurs upon the redemption of Fund shares.

RISK/RETURN SUMMARY

Westcore Flexible Income Fund

Calendar Year Total Returns as of December 31 (%)

The returns to the left are for the Retail Class of Westcore Flexible Income Fund. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

Highest Quarterly Return: Q2 ’03 13.77%	Lowest Quarterly Return: Q4 ’08 (15.63)%

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2008

The table shows the Fund’s average annual total returns for the periods ended December 31, 2008, as compared to a broad-based market index.  After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Flexible Income Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	(29.97)%	(3.20)%	1.64%
Return After Taxes on Distributions	(31.77)%	(5.35)%	(0.88)%
Return After Taxes on Distributions and Sale of Fund Shares(1)	(19.14)%	(3.57)%	0.08%
Barclays Capital U.S. Corporate High Yield Ba Index	(17.53)%	0.85%	3.83%

	1 Year	Since Inception (September 28, 2007)
Institutional Class
Return Before Taxes	(29.89)%	(26.94)%
Barclays Capital U.S. Corporate High Yield Ba Index	(17.53)%	(27.11)%

The Barclays Capital U.S. Corporate High Yield Ba Index is an unmanaged index that measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. The Barclays Capital U.S. Corporate High Yield Ba Index figures do not reflect any fees, expenses or taxes.  Investors cannot invest directly in this Index.

(1)
Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions when a net capital loss occurs upon the redemption of Fund shares.

	Retail Class	Institutional Class
30-Day Yield as of December 31, 2008:	13.33%	12.95%

Current Yield Information: For current yield information please call 1-800-392-CORE (2673).

RISK/RETURN SUMMARY

Westcore Plus Bond Fund

Calendar Year Total Returns as of December 31 (%)

The returns to the left are for the Retail Class of the Westcore Plus Bond Fund. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

Highest Quarterly Return: Q3 ’03 5.45%	Lowest Quarterly Return: Q3 ’08 (3.04)%

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2008

The table shows the Fund’s average annual total returns for the periods ended December 31, 2008, as compared to a broad-based market index.  After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore Plus Bond Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	(1.86)%	3.52%	5.34%
Return After Taxes on Distributions	(3.54)%	1.63%	3.12%
Return After Taxes on Distributions and Sale of Fund Shares (1)	(1.18)%	1.92%	3.22%
Barclays Capital Aggregate Bond Index	5.24%	4.65%	5.63%

	1 Year	Since Inception (September 28, 2007)
Institutional Class
Return Before Taxes	(1.77)%	0.37%
Barclays Capital Aggregate Bond Index	5.24%	8.40%

The Barclays Capital Aggregate Bond Index is an unmanaged, fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.  The Barclays Capital Aggregate Bond Index figures do not reflect any fees, expenses or taxes.  Investors cannot invest directly in this Index.

(1)
Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions when a net capital loss occurs upon the redemption of Fund shares.

	Retail Class	Institutional Class
30-Day Yield as of December 31, 2008:	5.64%	5.32%

Current Yield Information: For current yield information please call 1-800-392-CORE (2673).

RISK/RETURN SUMMARY

 Westcore Colorado Tax-Exempt Fund

Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: Q4 ’00 3.73%	Lowest Quarterly Return: Q2 ’99 (2.15)%

The Fund’s Average Annual Total Returns for the Periods Ended December 31, 2008

The table shows the Fund’s average annual total returns for the periods ended December 31, 2008, as compared to a broad-based market index.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Westcore Colorado Tax-Exempt Fund
Return Before Taxes	(1.34)%	1.90%	3.26%
Return After Taxes on Distributions	(1.35)%	1.90%	3.26%
Return After Taxes on Distributions and Sale of Fund Shares(1)	0.46%	2.19%	3.37%
Barclays Capital 10-Year Municipal Bond Index	1.52%	3.48%	4.69%

The Barclays Capital 10-Year Municipal Bond Index is an unmanaged index that includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years. The Barclays Capital 10-Year Municipal Bond Index figures do not reflect any fees, expenses or taxes.  Investors cannot invest directly in this Index.

(1)
Returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes and/or returns after taxes on distributions when a net capital loss occurs upon the redemption of Fund shares.

	30-Day Yield as of December 31, 2008	30-Day Tax- Equivalent Yield as of December 31, 2008*
30-Day Yield as of December 31, 2008:	3.87%	6.24%

Current Yield Information: For current yield information please call 1-800-392-CORE (2673).

*	Tax-Equivalent Yield is based upon the effective combined state and federal tax rate assumptions of 38.01% (assuming a 35.00% federal tax rate and a 4.63% Colorado tax rate).

RISK/RETURN SUMMARY

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Retail Class and Institutional Class of the Funds.

	Westcore Growth		Westcore MIDCO Growth		Westcore Select	Westcore Blue Chip		Westcore Mid-Cap Value
	Retail Class	Institutional Class	Retail Class	Institutional Class	Retail Class	Retail Class	Institutional Class	Retail Class
Shareholder Fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount of shares redeemed or exchanged within 90 calendar days from their date of purchase as further described on page 30)	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Account Maintenance Fee (for Retail Class accounts under $750 as further described on page 34)	$12.00	–	$12.00	–	$12.00	$12.00	–	$12.00
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees (1)	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.75%
Distribution (12b-1) Fees	None	None	None	None	None	None	None	None
Other Expenses	0.38%	1.25%	0.38%	0.32%	0.56%	0.48%	0.38%	0.44%
Acquired Fund Fees and Expenses (2)	0.01%	0.01%	0.01%	0.01%	0.01%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.04%	1.91%	1.04%	0.98%	1.22%	1.13%	1.03%	1.19%
Fee Waiver & Expense Reimbursement (1)	0.00%	(0.98)%	0.00%	(0.04)%	(0.06)%	0.00%	(0.05)%	0.00%
Net Annual Fund Operating Expenses (1)	1.04%	0.93%	1.04%	0.94%	1.16%	1.13%	0.98%	1.19%

(1)
The Advisor and the Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the Growth, MIDCO Growth, Select, Blue Chip, Mid-Cap Value, Small-Cap Opportunity, Small-Cap Value, Micro-Cap Opportunity, International Frontier, Flexible Income, Plus Bond and Colorado Tax-Exempt Funds from April 30, 2009 until at least April 29, 2010, so that Net Annual Fund Operating Expenses as reported in the Funds’ Financial Highlights will be no more than 1.15%, 1.15%, 1.15%, 1.15%, 1.25%, 1.30%, 1.30%, 1.30%, 1.50%, 0.85%, 0.55% and 0.65% for each Fund’s Retail Class, respectively, for such period.  In addition, the Advisor has contractually agreed to waive and/or reimburse each Institutional Class its proportionate share of the Retail Class waiver plus the ongoing class-specific expenses until at least April 29, 2010.

(2)
Each Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds).  The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

Westcore Small-Cap Opportunity		Westcore Small-Cap Value		Westcore Micro-Cap Opportunity	Westcore International Frontier	Westcore Flexible Income		Westcore Plus Bond		Westcore Colorado Tax-Exempt
Retail Class	Institutional Class	Retail Class	Institutional Class	Retail Class	Retail Class	Retail Class	Institutional Class	Retail Class	Institutional Class	Retail Class

2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
$12.00	–	$12.00	–	$12.00	$12.00	$12.00	–	$12.00	–	$12.00

1.00%	1.00%	1.00%	1.00%	1.00%	1.20%	0.45%	0.45%	0.45%	0.45%	0.50%
None	None	None	None	None	None	None	None	None	None	None
0.70%	1.38%	0.38%	0.51%	8.63%(3)	0.78%	0.47%	2.76%	0.36%	0.28%	0.41%
0.01%	0.01%	0.01%	0.01%	0.01%	0.00%	0.02%	0.02%	0.01%	0.01%	0.01%
1.71%	2.39%	1.39%	1.52%	9.64%	1.98%	0.94%	3.23%	0.82%	0.74%	0.92%
(0.40)%	(1.30)%	(0.08)%	(0.30)%	(8.33)%	(0.48)%	(0.07)%	(2.47)%	(0.26)%	(0.27)%	(0.26)%
1.31%	1.09%	1.31%	1.22%	1.31%	1.50%	0.87%	0.76%	0.56%	0.47%	0.66%

(3)
Other Expenses for Westcore Micro-Cap Opportunity Fund have been adjusted to exclude offering costs that were incurred during 2008 for the startup of the Fund that are not expected to be incurred in the future.

RISK/RETURN SUMMARY

EXAMPLE

These Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The Examples assume that you invest $10,000 in either the Retail Class or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for two years through ten. Although your costs may be higher or lower, based on these assumptions your costs would be:

Equity Growth Funds	One Year	Three Years	Five Years	Ten Years
Westcore Growth Fund
Retail Class	$106	$331	$574	$1,270
Institutional Class	95	505	940	2,150
Westcore MIDCO Growth Fund
Retail Class	106	331	574	1,270
Institutional Class	96	308	538	1,197
Westcore Select Fund
Retail Class	118	381	664	1,470

Equity Value Funds	One Year	Three Years	Five Years	Ten Years
Westcore Blue Chip Fund
Retail Class	$115	$359	$622	$1,373
Institutional Class	100	323	564	1,254
Westcore Mid-Cap Value Fund
Retail Class	121	378	654	1,442
Westcore Small-Cap Opportunity Fund
Retail Class	133	500	890	1,984
Institutional Class	111	621	1,157	2,623
Westcore Small-Cap Value Fund
Retail Class	133	432	753	1,660
Institutional Class	124	451	800	1,785
Westcore Micro-Cap Opportunity Fund
Retail Class	133	2,043	3,787	7,517

International Equity Fund	One Year	Three Years	Five Years	Ten Years
Westcore International Frontier Fund
Retail Class	$153	$575	$1,023	$2,265

Bond Funds	One Year	Three Years	Five Years	Ten Years
Westcore Flexible Income Fund
Retail Class	$89	$293	$513	$1,147
Institutional Class	78	763	1,472	3,356
Westcore Plus Bond Fund
Retail Class	57	236	429	989
Institutional Class	48	209	385	892
Westcore Colorado Tax-Exempt Fund
Retail Class	67	267	484	1,106

GENERAL PORTFOLIO POLICIES

GENERAL PORTFOLIO POLICIES

In addition to the principal investment strategies and risks described earlier in this Prospectus, each Fund will follow the general policies listed below.

Temporary Defensive Positions
Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  Such investments include various short-term instruments.  If any Fund takes a temporary position at the wrong time, the position could have an adverse impact on that Fund’s performance and the Fund may not achieve its investment objective.  Each Fund reserves the right to invest all of its assets in temporary defensive positions.

Illiquid Investments
Each Fund may invest up to fifteen percent (15%) of its net assets in securities that are illiquid. The Funds consider illiquid securities to be those securities that the Advisor does not believe could be sold in an orderly transaction within seven business days.  For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Trust’s Trustees, certain restricted securities, such as Rule 144A securities, may be deemed to be liquid and will not be counted toward this 15% limit.  From time to time and under certain market conditions, these restricted securities deemed liquid may be subsequently reviewed and deemed illiquid based on such market conditions.

Other Investment Companies
Each Fund may invest its cash balances, within the limits permitted by the Investment Company Act of 1940, as amended (“1940 Act”), in other investment companies that invest in high quality, short-term debt securities that determine their NAV per share on the amortized cost or penny-rounding method (i.e., money market funds).  The Funds may invest cash holdings in money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

In addition, all Funds except the Westcore Colorado Tax-Exempt Fund may, consistent with the 1940 Act, invest in other investment companies that invest in a manner consistent with each Fund’s investment objective, generally through the use of exchange-traded funds (“ETFs”).  Some ETFs also have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits otherwise imposed by the 1940 Act.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act.  The shares of ETFs are listed and traded on stock exchanges at market prices.  Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Funds may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, achieve similar exposure for the Funds when proceeds are available from sales made to recognize losses on other investments in the Fund, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies.  The price of an ETF can fluctuate up or down, and the Funds could lose money investing in ETFs if the prices of the securities owned by ETFs go down.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large increases or decreases in stock prices) halts stock trading generally.

A pro rata portion of ETFs or other investment companies’ fees and expenses will be borne by the Fund’s shareholders. These fees and expenses are in addition to fees charged directly by the Fund in connection with its operations. ETFs do not charge initial sales charges or redemption fees; however, investors do pay customary brokerage fees to buy and sell shares.

Portfolio Turnover
In general, the Funds intend to purchase securities for long-term investment, and the Advisor will not consider the portfolio turnover rate when making investment decisions for the Funds. Short-term transactions may result from liquidity needs, securities having reached a price objective or by reason of economic or other developments not foreseen at the time of the investment decision.  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses, which must be borne by the Fund and its shareholders. It may result in higher short-term capital gains taxable to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund’s return. The Funds’ portfolio turnover rates will vary over time, and could exceed 100%, based on certain market conditions. The Westcore Growth Fund, Westcore MIDCO Growth Fund and Westcore Select Fund each had an annual portfolio turnover rate over 100% for the fiscal year ended December 31, 2008.

HOW TO INVEST AND OBTAIN INFORMATION

HOW TO CONTACT WESTCORE FUNDS

The following sections explain how to contact Westcore Funds and how to purchase, exchange and redeem your Westcore Fund shares (“shares”).  It also explains various services and features offered in connection with your account.  Please call us at 1-800-392-CORE (2673)
if you have any questions or to obtain a New Account Application.

Contacting Westcore Funds

Online	www.westcore.com:
Westcore Trans@ction Center
24 hours a day, seven days a week
Access account information
■ Perform transactions
■ Order duplicate statements and tax forms
■ Change your address or distribution options

By Telephone	1-800-392-CORE (2673):
Westcore Investor Services
Weekdays: 7 a.m. to 6 p.m. Mountain time
Westcore Automated Service Line
■ 24 hours a day, seven days a week
■ Access account information
■ Perform transactions
■ Order duplicate statements, tax forms or additional checkbooks for the BlackRock Money Market Portfolio

By Regular Mail	Westcore Funds
P.O. Box 44323
Denver, CO 80201-4323

By Express, Certified or Registered Mail	Westcore Funds
1290 Broadway, Suite 1100
Denver, CO 80203

In Person	Westcore Funds
1290 Broadway, Suite 1100
Denver, CO 80203

HOW TO INVEST AND OBTAIN INFORMATION

PURCHASING SHARES

You may purchase additional Fund shares through any of the options below or in person at the location listed on page 25.  In addition, if you are an existing shareholder, you may open a new account with identical registration and account options in another Fund by any of these methods.

By Mail	Opening a New Account
Send a completed New Account Application with your check and mail to the appropriate address set forth on the previous page.

Adding to Your Existing Account
Complete the tear-off investment slip from your last statement and mail with your check to the appropriate address.  Or, send your check and a written request following the instructions on page 33 to the appropriate address.

By Telephone*	If you are an existing shareholder, you may purchase additional Fund shares by telephone.

Call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. Mountain time or use the 24-hour Westcore Automated Service Line.

By Online Access*	If you are an existing shareholder, you may purchase additional shares online.

Access the 24-hour Westcore Trans@ction Center located at www.westcore.com.

By Automatic
Investment Plan	Complete the Automatic Investment Plan Section on your application to have money automatically withdrawn from your bank account monthly, quarterly or annually.

The minimum automatic investment for Retail Class shares is $25 per month per Fund.

To add this option to your account, please call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.

By Wire	You may purchase Fund shares by wire transfer from your bank account to your Fund account.

To place a purchase by wire, please call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. Mountain time.

* For more information on automatic telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 31.

HOW TO INVEST AND OBTAIN INFORMATION

Important notes on purchasing shares:

▪	When you purchase shares, your request will be processed at the NAV calculated after your order is received in good order and with clear instructions as to the Fund, account number and amount.

▪	Please make your check payable to Westcore Funds in U.S. dollars drawn on a U.S. bank.

▪
Cash, credit card checks, travelers checks, money orders, instant loan checks, third-party checks, checks drawn on foreign banks or checks with inconsistencies between the name on the bank account and fund account registration will not be accepted for purchases.

▪	If you are purchasing shares in a retirement account,** please indicate whether the purchase is a rollover, a current, or prior-year contribution.

▪	After receipt of your order by wire, telephone or online, your bank account will be debited the next business day for wire transfers and the second business day for electronic fund transfers.

▪	If a check does not clear your bank, Westcore Funds reserves the right to cancel the purchase.

▪	If Westcore Funds is unable to debit your predesignated bank account for purchases, Westcore may make additional attempts or cancel the purchase.

▪	Westcore Funds reserve the right to reject any order.

▪
If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase.  Westcore Funds (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Funds.

▪	A transfer between classes is not considered a taxable transaction.

Investment Minimums	Retail Class*	Institutional Class**
To open a new regular account	$ 2,500	$ 500,000
To open a new retirement, education*** or UGMA/UTMA account	$ 1,000	$ 500,000
To open an Automatic Investment Plan account	$ 1,000	$ 500,000
Automatic Investments	$ 25 per month per Fund	--
To add to any type of account	$ 25	--

The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part, including the right to waive the  Institutional Class minimums, if in the Advisor’s sole opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum.

*
Existing accounts and automatic investment plans established before October 1, 2000 are entitled to reduced investment minimums: $1,000 for existing regular accounts; $250 for existing retirement or UGMA/UTMA accounts.

**
The minimum investment in the Institutional Class shares is $500,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts with common ownership within the Fund. Common ownership includes individual and joint accounts as well as accounts where an investor has beneficial ownership through acting as a custodian for a minor account or as a beneficiary to a trust account.  Please see page 36 for more information regarding investment minimums on Accounts opened through a Service Organization.

***
A description of the retirement and education accounts available for investment in the Westcore Funds may be found in the SAI for the Funds.  Please see the back cover of this prospectus for the telephone number, mailing address and e-mail address where you can obtain a free copy of the SAI.

HOW TO INVEST AND OBTAIN INFORMATION

EXCHANGING SHARES

You may exchange your Fund shares for shares of other Funds or the BlackRock Money Market Portfolio** through any of the options below.  You may also place an exchange in person at the location listed on page 25.  In addition, if you are an existing shareholder, you may exchange into a new account copying your existing account registration and options by any of these methods.

**	BlackRock Money Market Portfolio is a money market fund advised by BlackRock Advisors, LLC, sub-advised by BlackRock Institutional Management Corporation and distributed by BlackRock Investments, Inc.

By Mail	Send a written request following the instructions on page 33 and mail to the appropriate address.

By Telephone*	Call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. Mountain time or use the 24-hour Westcore Automated Service Line.

By Online Access*	Access the 24-hour Westcore Trans@ction Center located at www.westcore.com.

Automatically	Call 1-800-392-CORE (2673) to receive instructions for automatically exchanging shares between funds on a monthly, quarterly or annual basis (“Systematic Exchange Agreement”).

* For more information on automatic telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 31.

Important notes on exchanging shares:

▪	Exchanges must meet the minimum investment requirements described on page 27.

▪	Exchanges between accounts will be accepted only if registrations are identical.

▪	Please be sure to read the Prospectus for the Fund into which you are exchanging.

▪	An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-deferred account.

▪	If you exchange shares within 90 calendar days from their date of purchase, you may be subject to the redemption fee as described on page 30.

▪	Transfers between classes of the same Fund are generally not considered a taxable transaction.

HOW TO INVEST AND OBTAIN INFORMATION

REDEEMING SHARES

You may redeem your Fund shares by any of the options below or in person at the location listed on page 25.

By Mail	Send a written request following the instructions on page 33 and mail to the appropriate address.

By Telephone*	If you are an existing shareholder, you may redeem your shares by telephone.

Call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. Mountain time or use the 24-hour Westcore Automated Service Line.

By Online Access*	If you are an existing shareholder, you may redeem your shares online.

Access the 24-hour Westcore Trans@ction Center located at www.westcore.com.

By Systematic
Withdrawal Plan	You may redeem Fund shares automatically (in any multiple of $50) monthly, quarterly or annually.

To add this option to your account, please call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.

By Wire	You may redeem Westcore shares by wire transfer from your Westcore account to your bank account.

You must have established bank instructions prior to placing wire redemptions.

To arrange a wire redemption, please call 1-800-392-CORE (2673) to speak with an Investor Service
Representative from 7 a.m. to 6 p.m. Mountain time.

To add bank instructions to your account, please call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.

* For more information on automatic telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 31.

HOW TO INVEST AND OBTAIN INFORMATION

Redemption Fee

The Funds impose a two percent (2%) redemption fee (the “Redemption Fee”) on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase.  The Redemption Fee is paid directly to the Funds rather than the Advisor and is intended to encourage long-term investment in the Funds and, to the extent that frequent trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with frequent trading.  For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

The Redemption Fee will not be charged on transactions involving the following:

1.	Redemption of shares purchased through reinvested dividends or distributions.
2.
Redemption of shares through a Qualified Retirement Plan that provides an account for each participant, including retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Internal Revenue Code and “rabbi trusts.”

3.
Redemption of shares through wrap-fee and similar investment programs administered by financial intermediaries where the primary extent of their Frequent Trading activity is expected to be limited to periodic rebalancing programs to meet asset allocation targets.

4.
Redemption of shares through “omnibus accounts” maintained by Service Organizations (see page 36) that have represented to management that for administrative reasons, they are unable to apply the redemption fee to underlying shareholders. The Funds will implement the redemption fee in a timely manner (at least 90 days) once the Service Organization provides written notice to the Funds of its ability to apply the redemption fee.

5.	Redemption of shares initiated by a Fund (i.e., liquidation or merger of a fund, closing account due to balance below minimums, etc.).
6.	Redemption resulting from a legally required minimum required distribution from an IRA or Qualified Plan.
7.	Redemption in the event of death.
8.	Redemption resulting from the re-registration or transfer of ownership where the shares remain invested in the Fund.
9.	Redemption of shares based on a Qualified Domestic Relations Order or divorce decree court orders.
10.
Redemption requested in writing by a Service Organization in good faith to correct a specifically identified clerical or processing order and to provide a beneficial shareholder with the transaction originally requested by the beneficial shareholder.

11.	Redemption due to disability as defined by Internal Revenue Service (“IRS”) requirements.
12.	Redemption of shares pursuant to a systematic withdrawal of money on a periodic basis.
13.	Redemption of shares due to a hardship as defined by the IRS.

The Funds reserve the right to impose the Redemption Fee on exempted transactions, qualified plans or investment programs described above if the Advisor believes that disruptive frequent trading is present and it, or a third party, has the necessary account information to impose the redemption fee. In addition, the Funds reserve the right to waive the Redemption Fee in other circumstances, at its discretion, if such waiver is approved by both the Funds’ President and Treasurer and reported to the Board at the next scheduled meeting. Under no circumstances will any waiver involve any compensation or other consideration received by the Funds, the Advisor, or any other party pursuant to such arrangements.

Important notes on redeeming shares:

▪	You may redeem your Fund shares on any business day that the New York Stock Exchange (the “Exchange”) is open.

▪	Generally, redemption proceeds will be sent by check to the shareholders’ address of record within seven days after receipt of a valid redemption request.

▪
Generally, a wire transfer will be sent directly into your designated bank account the next business day after receipt of your valid redemption request, and an electronic funds transfer will be sent the second business day after receipt of your order.

▪
If the shares you are redeeming were purchased by check, Westcore will delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase to clear.  If the shares you are redeeming were purchased by telephone, computer or through the Automatic Investment Plan, Westcore will delay the mailing of your redemption check until confirmation of adequate funds has been received, which is generally no longer than five business days.

HOW TO INVEST AND OBTAIN INFORMATION

ADDITIONAL INFORMATION ON TELEPHONE AND ONLINE SERVICE

▪
All shareholders (except for certain accounts opened through Service Organizations and certain retirement accounts) are automatically granted automatic telephone and online transaction privileges unless they decline them explicitly on their account application or in writing to Westcore Funds. These accounts opened through Service Organizations and certain retirement accounts may or may not have such privileges, depending on the privileges made available by that Service Organization or retirement plan administrator.

▪	Shareholders can follow the instructions provided at the Westcore Automated Service Line and Westcore Trans@ction Center to access these services using a personal identification number.

▪
Automatic telephone and online purchases and redemptions are completed by electronic funds transfer from your bank account to your Westcore account.  (Wire transfer is not available for automatic telephone or online transactions.) To establish this privilege, please complete the “Bank Information” section of your account application.  You may also call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.

▪
Automatic telephone and online redemptions are not available for IRA, business or certain fiduciary accounts.  In addition, automatic telephone and online exchanges are not available for business or certain fiduciary accounts.

▪	There is a $25,000 daily maximum for each account for each separate type of automatic telephone and online transaction (purchases, exchange-in, exchange-out and redemptions).

▪	It may be difficult to reach the Funds by telephone or online during periods of unusual market activity. If this happens, you may transact on your account by mail as described in this Prospectus.

Security Issues

The Funds have procedures to enhance security, including the use of 128-bit encryption through the Westcore Trans@ction Center, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions.  However, shareholders may give up some level of security by choosing to transact by telephone or online rather than by mail.

The Funds also have procedures to confirm that telephone and online transaction requests are genuine.  The Funds believe that these procedures are reasonably designed to prevent unauthorized telephone or online transactions, and the Funds and its agents will not be responsible for any losses resulting from unauthorized telephone or online transactions when these procedures are followed and the Fund reasonably believes that the transaction is genuine.

GENERAL ACCOUNT POLICIES

GENERAL ACCOUNT POLICIES

The Funds may modify or terminate account policies, services and features, but, subject to the Funds’ right to limit account activity or redeem involuntarily as described below, will not materially modify or terminate them without giving shareholders sixty (60) days’ written notice.  The Funds reserve the right to modify the general account policies from time to time or to waive them in whole or in part for certain types of accounts.

The Funds or their agents may temporarily suspend telephone, wire and online transactions and other shareholder services if it believes it is advisable to do so.

Customer Identification Program

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number (EIN) or other government-issued identification when you open an account.  Additional information may be required in certain circumstances.  New Account Applications without such information may not be accepted.  To the extent permitted by applicable law, The Funds reserves the right to place limits on transactions in your account until your identity is verified. Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld. An Anti-Money Laundering officer has been appointed by the Fund.

Frequent Trading and Market Timing Risk

While the Funds provide shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Market timing and frequent/excessive trading activities (“Frequent Trading”) of the Funds’ shares can be disruptive to the management of the Funds and hurt the long-term performance of each Fund.  In addition, mutual funds with fewer assets under management have greater exposure to Frequent Trading risks.

Frequent Trading of mutual fund shares present a variety of risks for shareholders of a mutual fund who do not engage in Frequent Trading activities.  These risks, in general, include:

▪	dilution in the value of mutual funds’ shares for long-term shareholders,

▪
negative impact on a mutual fund’s performance due to the loss of investment opportunities and/or a more significant impact of cash on fund performance attributable to maintaining larger cash positions to avoid the need to liquidate holdings to meet redemption requests,

▪	increased brokerage and administrative costs due to higher portfolio turnover,

▪	interference with the efficient management of a mutual fund’s portfolio,

▪	liquidation of portfolio holdings at a disadvantageous time to satisfy redemption requests, and

▪	higher portfolio turnover resulting in increased capital gains distributions.

In addition, mutual funds investing in securities that are primarily listed on foreign exchanges, such as the Westcore International Frontier Fund, can be impacted by events affecting the price of foreign securities after the close of a foreign exchange, but prior to the close of trading on the Exchange.  During such an event, the closing values of foreign securities would no longer reflect their market value; however, a mutual fund holding such foreign securities might continue to use the closing prices listed on the foreign exchange.  This would allow an investor to attempt to capture any pricing inefficiencies by engaging in market timing of fund shares, which may result in dilution in the value of mutual fund shares. This strategy is generally referred to as “time-zone arbitrage.”

Similarly, the Funds that hold small-capitalization (e.g., small company) stocks that are thinly-traded may also be prone to pricing inefficiencies on days where limited trading occurs and significant events occur which could materially impact the value of such stocks.

Frequent Trading Policies and Procedures

The Board of the Funds have adopted Frequent Trading Policies and Procedures described below, which are designed to prevent Frequent Trading activities in the Funds.

▪
Westcore Funds imposes a Redemption Fee on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase. For more information regarding this fee, see page 30.

▪
If the Funds believe, in their sole discretion, that an investor is engaging in Frequent Trading activity, each Fund reserves the right to reject any purchase or exchange order.  Purchase or exchange orders accepted by a financial intermediary in violation of the Funds

GENERAL ACCOUNT POLICIES

Frequent Trading policies are not deemed accepted by a Fund and may be cancelled or revoked on the next business day following receipt by the financial intermediary. The Funds will not be responsible for any losses you may suffer as a result of a Fund rejecting your purchase or exchange order. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described on page 30.

▪	The Funds reserve the right to impose restrictions on the trading activity of accounts traded through financial intermediaries.

▪
The Board has approved fair value pricing and valuation procedures to address circumstances when prices are either unavailable or considered unreliable.  For example, a significant event that is likely to materially affect a Fund’s NAV has occurred after the relevant foreign market has closed, but prior to the valuation time.

In addition, under Rule 22c-2 of the 1940 Act, the Funds have entered into agreements with financial intermediaries obligating such financial intermediaries to provide, upon a Fund’s request, certain information regarding their customers and their customers’ transactions in shares of the Fund.  However, there can be no guarantee that all short-term trading will be detected in a timely manner, since the Funds will rely on the financial intermediaries to provide the trading information, and the Funds cannot be assured that the trading information, when received, will be in a form that can be quickly analyzed or evaluated by the Funds.

Neither the Trust nor its Funds accommodate Frequent Trading.  However, none of these tools alone, nor all of them taken together, can eliminate the possibility that Frequent Trading activities will occur. The Funds may consider the trading history of accounts under common ownership or control in any Fund for the purpose of enforcing these policies.

Written Instructions

To process transactions in writing, your request should be sent to Westcore Funds, P.O. Box 44323, Denver, CO 80201-4323 and must include the following information:

▪	The name and class of the Fund(s).

▪	The account number(s).

▪	The amount of money or number of shares.

▪	The name(s) on the account.

▪	The signature(s) of all registered account owners (signature guaranteed, if applicable).

▪	Your daytime telephone number.

Signature Guarantee

A signature guarantee assures that a signature is genuine.  The signature guarantee protects shareholders from unauthorized transfers.
A signature guarantee is not the same as a notarized signature.  You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

The guarantee must be a “Medallion Signature Guarantee” and must be signed in the name of the guarantor by an authorized person with that person’s title and the date.  The Funds may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program.  Call your financial institution to see if they have the ability to guarantee your signature.

Shareholders living abroad may acknowledge their signatures at an overseas branch of a U.S. bank, member firm of a stock exchange or any foreign bank having a branch office in the U.S.

To protect your accounts from fraud, the following transactions will require a signature guarantee:

▪	Transferring ownership of an account.

▪	Redeeming by check payable to someone other than the account owner(s).

▪	Redeeming by check mailed to an address other than the address of record.

▪	Redemption check mailed to an address that has been changed within the last 30 days of the redemption request without a signature guarantee.

▪	Redeeming by electronic transfer to a bank account other than the bank account of record.

Each shareholder may request the Funds to require a signature guarantee for redemptions greater than $25,000 from your account by

GENERAL ACCOUNT POLICIES

completing the applicable section of the account application or by calling 1-800-392-CORE (2673). Once this election has been made, the Funds may only remove it upon receipt of a signature guaranteed letter of instruction.

The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

Annual Small Balance Account Maintenance Fee – Retail Class Only

The Funds may deduct an annual maintenance fee of $12.00 from accounts serviced directly by the Funds with a value less than $750.  It is expected that accounts will be valued for the purpose of calculating this maintenance fee on the first Friday of December each year.  The fee is designed to offset in part the relatively higher costs of servicing smaller accounts.  This fee will not be deducted from accounts with an active automatic investment plan or from accounts of shareholders who have a total of $10,000 or more invested directly with the Funds in multiple accounts (multiple accounts with balances totaling over $10,000 must have the same social security number to qualify).

Redemption of Low Balance Accounts

If your account balance falls below the required minimums presented on page 27 due to redemptions, a letter may be sent advising you to either bring the value of the shares held in the account up to the minimum or establish an automatic investment of at least $25 per month for Retail Class accounts.  If action is not taken within 45 days of the notice, the Retail Class shares held in the account may be redeemed and the proceeds sent by check to your address of record.  Institutional Class shares may be exchanged to the Retail Class. We reserve the right to increase the investment minimums.

Involuntary Redemptions

The Funds reserve the right to close an account if the shareholder is deemed to engage in activities relating to the Funds that are illegal or otherwise believed to be detrimental to a Fund.

Right to Delay Delivery & Redeem In-Kind

The Funds reserve the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash. Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the U.S. Securities and Exchange Commission (“SEC”); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.  The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.

Address Changes

To change the address on your account, call 1-800-392-CORE (2673) or send a written request signed by all account owners.  Include the name of the Fund, the account number(s), the name(s) on the account and both the old address and new address.  Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.

Registration Changes

To change the name on an account, the shares are generally transferred to a new account.  In some cases, legal documentation may be required.  Certain registration changes may have tax implications.  Please contact your tax adviser.  For more information call 1-800-392-CORE (2673).

Quarterly Consolidated Statements and Shareholder Reports

The Funds will send you a consolidated statement quarterly and, with the exception of automatic investment plan transactions and dividend reinvestment transactions, a confirmation after every transaction that affects your share balance or your account registration.  A statement with tax information regarding the tax status of income dividends and capital gain distributions will be mailed to you by January 31 of each year and filed with the Internal Revenue Service (“IRS”).

Each year, we will send you an annual and a semi-annual report.  The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end.  The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period.  You will also receive an updated Prospectus at least once each year.

GENERAL ACCOUNT POLICIES

Please read these materials carefully, as they will help you understand your investments in Westcore Funds.

To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Funds’ financial reports and Prospectuses to multiple investors with the same mailing address.  Shareholders who desire individual copies of such reports or Prospectuses should call 1-800-392-CORE (2673) or write to us at Westcore Funds, P.O. Box 44323, Denver, CO  80201. In addition, shareholders have the option to discontinue printed and mailed account statements and/or shareholder reports in favor of electronic versions which may be accessed on the Funds’ website through a link contained in an email sent to the shareholder. Shareholders must “opt-in” for this service by following the instructions on the website at www.westcore.com.

Disclosure of Fund Holdings

The SAI contains a complete description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities. All of the Funds’ holdings are posted on the Funds’ website at www.westcore.com on or around the 15th of each month. Information on the Funds’ top ten holdings may be posted earlier than the complete holdings.

Price of Fund Shares

All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received in good order by the transfer agent or certain authorized financial intermediaries in proper form.  A Fund’s NAV is determined as of the close of regular trading on the Exchange, currently 4:00 p.m. Eastern time, on each day that the Exchange is open.  In order to receive that day’s price, your request must be received by the transfer agent or certain authorized financial intermediaries by the close of regular trading on the Exchange on that day.  If not, your request will be processed at the Fund’s NAV at the close of regular trading on the next business day.  To be in good order, your request must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange is stopped at a time other than 4:00 p.m. Eastern time.  In the event the Exchange does not open for business because of an emergency, the Funds may, but are not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.  To learn whether a Fund is open for business during an emergency situation, please call 1-800-392-CORE (2673).

In the case of participants in certain employee benefit plans investing in certain Funds and certain other investors, purchase and redemption orders will be processed at the NAV next determined after the Service Organization (as defined below) acting on their behalf receives the purchase or redemption order.

The Funds have authorized financial intermediaries to accept on its behalf purchase and redemption orders made through a mutual fund supermarket.  Such financial intermediaries may designate other financial intermediaries to accept purchase and redemption orders on behalf of the Funds.

The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at an NAV that is subsequently adjusted, and recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, provided that such reprocessing commences upon determination of a NAV adjustment and proceeds until fully implemented.

A Fund’s NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding.  Each Fund’s investments are generally valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith under the direction of the Board.  If any security is valued using fair value pricing, a Fund’s value for that security is likely to be different from the last quoted market price.

Valuation

Valuing Domestic Securities
Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. However, securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices. There are very limited circumstances in which domestic securities are expected to use fair value pricing (for example, if the exchange on which a security is

GENERAL ACCOUNT POLICIES

principally traded closes early, if trading in a particular security was halted during the day and did not resume prior to the valuation time or when investing in restricted or private placement securities with no readily available market price). Exchange-traded interest rate futures are valued at the settlement price determined by the relevant exchange.

Valuing Foreign Securities
Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal foreign exchange. If a security is valued in a currency other than U.S. dollars, the value will be converted to U.S. dollars using the most recent exchange rate prior to the valuation time provided by the Funds’ independent pricing service. With respect to securities that are primarily listed on foreign exchanges, the value of the Funds’ portfolio securities may change on days when you will not be able to purchase or sell your shares.

Notwithstanding the foregoing, if an event has occurred after the relevant foreign market has closed but prior to the valuation time that is likely to materially affect a Fund’s NAV (i.e., a “significant event”), the security will be fair valued by the Advisor, using pricing procedures for the Funds that have been approved by the Board. Examples of potentially significant events that could materially impact a Fund’s NAV include, but are not limited to, company specific announcements, significant market volatility, natural disasters, armed conflicts and significant governmental actions. The primary objective of fair value pricing with respect to foreign securities is to minimize the possibilities for time-zone arbitrage.

Valuing Fixed-Income Obligations
Fixed-income obligations having a remaining maturity of greater than sixty (60) days at the time of purchase generally do not have readily available market quotations. As such, the Funds employ an independent pricing service selected by the Advisor, and approved by the Board, that may provide “evaluated” prices using generally accepted pricing methodologies. Prices obtained from the pricing service utilize both dealer-supplied valuations when available, and modeling techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.  Municipal securities are generally valued at the “evaluated” bid and all other fixed-income obligations are generally valued at the mean between the “evaluated” bid and ask prices. If the Advisor concludes that the “evaluated” price is unreliable or if the independent pricing service cannot provide a valuation for the security, the security may be valued using quotations from at least one broker-dealer selected by the Advisor or the security will be fair valued by the Advisor, using pricing procedures for the Funds that have been approved by the Board. Debt securities with remaining maturities of sixty (60) days or less at the time of purchase are valued at amortized cost, which generally equals market value.

Accounts Opened Through a Service Organization

You may purchase or sell Fund shares through an account you have with a financial intermediary (your “Service Organization”).  Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares. Retail Class Accounts offered through a Service Organization may require different minimum initial and subsequent investments than Westcore Funds require.  Institutional Class accounts offered through a Service Organization may meet the $500,000 minimum investment amount by aggregating multiple accounts within the Fund, however each separate account must meet a minimum investment requirement of $10,000. Exceptions to the Institutional Class minimums may apply for qualified retirement plans and other account types with lower or no networking and/or omnibus fees charged to the Funds. The Funds reserve the right to change the amount of minimums through Service Organizations from time to time or to waive them in whole or in part.

Service Organizations may also impose additional charges and restrictions, earlier cut-off times or different transaction policies and procedures, including more or less stringent policies, with respect to charging redemption fees from those applicable to shareholders that invest in Westcore Funds directly. Shareholders investing through Service Organizations should inquire about such policies prior to investing. The Service Organization, rather than you, may be the shareholder of record of your Fund shares.  The Westcore Funds are not responsible for the failure of any Service Organization to carry out its obligations to its customers.

Certain Service Organizations may charge networking and/or omnibus account fees with respect to transactions in the Funds that are processed through the National Securities Clearing Corporation (“NSCC”) or similar systems. These fees may be paid by the Funds either directly to the Service Organizations or to the Administrators, which they use to reimburse the Service Organizations.

A Service Organization may receive fees from the Trust or the Advisor for providing services to the Trust or its shareholders. Such services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Trust or the Advisor with respect to their customers’ assets invested in the Trust.  Payments made by the Advisor are predominantly based on current assets serviced by the Service Organization, but they may be based on

DISTRIBUTIONS AND TAXES

other measures, such as number of participants in a retirement plan. The amount of these payments as determined from time to time by the Advisor may be substantial, and may differ for different Service Organizations depending on service levels, depth of relationship and product.  The Advisor may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars or client appreciation events for such Service Organizations or financial intermediaries using such Service Organizations to raise awareness of the Funds. The receipt (or prospect of receiving) payments described above may provide a Service Organization, its salespersons or financial intermediaries using such Service Organizations with an incentive to favor sales of Fund shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives payments in lower amounts. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations of the Funds.

DISTRIBUTIONS AND TAXES

Distributions

A Fund’s income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends.  A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them.  Net realized long-term capital gains are paid to shareholders as capital gain dividends.  A dividend will reduce the NAV of a Fund share by the amount of the dividend on the ex-dividend date.

Distribution Schedule

Fund	Income Dividends	Capital Gains
Westcore Growth Fund	Generally declared	Declared and paid
Westcore MIDCO Growth Fund	and paid annually	at least annually and
Westcore Select Fund		generally in December
Westcore Blue Chip Fund
Westcore Mid-Cap Value Fund
Westcore Small-Cap Opportunity Fund
Westcore Small-Cap Value Fund
Westcore Micro-Cap Opportunity Fund
Westcore International Frontier Fund
Westcore Flexible Income Fund	Declared and	Declared and paid
Westcore Plus Bond Fund	paid monthly	at least annually and
Westcore Colorado Tax-Exempt Fund		generally in December

When you open an account, all dividends and capital gains will be automatically reinvested in the distributing Fund unless you specify on your account application that you want to receive your distributions in cash or reinvest them in another Fund.  Income dividends and capital gain distributions will be reinvested without a sales charge at the NAV on the ex-dividend date.  You may change your distribution option at any time by mail to the appropriate address listed under “How to Contact Westcore Funds,” calling 1-800-392-CORE (2673), or online at www.westcore.com.

Taxes

Federal Taxes
Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss).  Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares.  Other Fund distributions (other than exempt-interest dividends, discussed below) will generally be taxable either as ordinary income or, if so designated by the Fund, as “qualified dividend income” taxable to individual shareholders at a maximum fifteen percent (15%) tax rate, provided that the individual receiving the dividend satisfies certain holding period requirements.  The amount of distributions from a Fund that will be eligible for the lower rate, however, cannot exceed the amount of dividends received by a Fund that are qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations).  Thus, to the extent dividends from a mutual fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, most distributions from real estate investment trusts, section 988 transactions, and short term capital gains, such dividends will not be eligible for the lower rate.  Nonetheless, if at least ninety-five percent (95%) of the Fund’s “gross income” is from qualifying dividends, then one hundred percent (100%) of its distributions will be eligible for the lower rate.  For these purposes, a Fund’s gross income does not include gain from

DISTRIBUTIONS AND TAXES

the disposition of stock or securities except to the extent the net short-term capital gain from such sales exceeds the net long-term capital loss from such sales.  You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares.  You will be notified annually of the tax status of distributions paid to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution.  You will incur taxes on the entire amount of the distribution received, even though, as an economic matter, you did not participate in these gains and the distribution simply constitutes a return of your initial investment.  This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them.  To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.  Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund.  If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

One major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) are not currently taxable.

A Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

The Westcore Colorado Tax-Exempt Fund anticipates that substantially all of its income dividends will be “exempt interest dividends,” which are exempt from federal income taxes.  However, some dividends will be taxable, such as dividends that are attributable to income on bonds that are acquired at a “market discount,” and distributions of short- and long-term capital gains.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Westcore Colorado Tax-Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Westcore Colorado Tax-Exempt Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability.  Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and you hold the share for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

It is expected that the Westcore International Frontier Fund will be, and other Funds may be, subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries.  Generally, a Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future.  Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States federal income tax treatment.  You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Colorado State Taxes
Because the Westcore Colorado Tax-Exempt Fund intends to invest substantially all of its assets in tax-exempt obligations of the state of Colorado or its political subdivisions, shareholders who are subject to Colorado state income tax generally will not be subject to such tax on dividends paid by the Fund to the extent that the dividends are attributable to exempt-interest income of the Fund.  However, to the extent dividends are not attributable to exempt-interest income, such as distributions of short-term or long-term capital gain or non-exempt interest income, they will not be exempt from Colorado income tax, except to the extent that the distributions represent income from U.S. Government securities.  The Colorado income tax rate is currently 4.63%.

MANAGEMENT OF THE FUNDS

There are no municipal income taxes in Colorado.  Moreover, because shares of the Westcore Funds are intangibles, they are not subject to Colorado property tax.

State and Local Taxes
Shareholders may also be subject to other state and local taxes on distributions and redemptions.  State income taxes may not apply, however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.  Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

MANAGEMENT OF THE FUNDS

Board of Trustees

The business and affairs of each Fund are managed under the direction of the Trust’s Board.  The SAI contains information about the Board.

Investment Adviser

Denver Investments, with principal offices at 1225 17th Street, 26th Floor, Denver, Colorado,  80202, serves as the investment adviser to the Funds.  Denver Investments was originally founded in 1958 as a wholly owned subsidiary of a regional bank and was organized in 1994 as a management-owned Colorado limited liability company.  As of March 31, 2009, it had approximately $6.7 billion in assets under management, including approximately $2.0 billion for fifteen investment company portfolios.

Denver Investments provides a continuous investment program for the Funds, including investment research and management. Denver Investments makes investment decisions for the Funds and places orders for all purchases and sales of the Funds’ portfolio securities.

Management Expenses

For the fiscal year ended December 31, 2008, each Fund paid the Advisor an advisory fee.  The effective advisory fees are set forth below and are expressed as an annual percentage of a Fund’s average daily net assets.  To the extent that the Advisor waives fees to maintain the maximum Net Annual Fund Operating Expenses, it waives the Advisory Fee first then its portion of the Administration Fee second. The effective advisory fee shown below represents the aggregate fee earned by the Advisor for both the retail and institutional classes, after applicable class waivers. Additional information regarding the basis for the Board’s approval of the investment advisory agreements for the Funds is available in the Funds’ Annual and Semi-Annual Report to shareholders.

Fee Schedule	Effective Advisory Fees
Westcore Growth Fund	0.64%
Westcore MIDCO Growth Fund	0.64%
Westcore Select Fund	0.60%
Westcore Blue Chip Fund	0.63%
Westcore Mid-Cap Value Fund	0.75%
Westcore Small-Cap Opportunity Fund	0.51%
Westcore Small-Cap Value Fund	0.91%
Westcore Micro-Cap Opportunity Fund	0.00%
Westcore International Frontier Fund	0.74%
Westcore Flexible Income Fund	0.36%
Westcore Plus Bond Fund	0.20%
Westcore Colorado Tax-Exempt Fund	0.25%

Investment Personnel

For additional information regarding Investment Personnel compensation, other accounts managed, and ownership of securities in the Funds, please see the SAI.

MANAGEMENT OF THE FUNDS

Westcore Growth Fund
The Westcore Growth Fund (the “Fund”) is managed by Denver Investments’ Large-Cap Growth Equity Research Team (the “Team”). Mr. Ross G. Moscatelli, CFA, Lead Portfolio Manager, has ultimate responsibility for the day-to-day management of the Fund. Mr. Moscatelli is supported by two Co-Portfolio Managers, Mr. Derek J. Scarth and Mr. Craig W. Juran, CFA. Utilizing the entirety of Denver Investments’ Growth Equity Research Team, as well as the Large-Cap Growth Equity Research Team’s dedicated research analysis, the portfolio managers are responsible for researching, developing and evaluating purchase and sell decisions within their respective coverage area.  Each portfolio manager is also responsible for maintaining the integrity of the research product. Every potential new investment is presented to the Team which reviews the investment ideas to determine whether that potential investment is attractive and compatible with the Fund’s investment objective. Mr. Moscatelli, as Lead Portfolio Manager with the input of Mr. Scarth and Mr. Juran, is responsible for the construction and performance of the Fund’s portfolio.

Westcore MIDCO Growth Fund
The Westcore MIDCO Growth Fund (the “Fund”) is managed by Denver Investments’ Mid-Cap Growth Equity Research Team (the “Team”).
Mr. William S. Chester, CFA, Lead Portfolio Manager, has ultimate responsibility for the day-to-day management of the Fund. He is supported by four Co-Portfolio Managers, Mr. Mitch S. Begun, CFA, Mr. Adam C. Bliss, Mr. Jeffrey J. Loehr, CFA, and Mr. F. Wiley Reed, CFA, who are all Research Analysts within the Team. Each portfolio manager is assigned specific sectors and industries to focus their research efforts, and they are further supported by dedicated research analysts. Team members recommend purchase and sell decisions for the Fund. Every new investment is presented to the Team which reviews the investment ideas to determine whether that potential investment is attractive and compatible with the Fund’s investment objective. Each portfolio manager generally will make the final decision to buy or sell a security; however, the Lead Portfolio Manager does have the ability to override any such decision.

Westcore Select Fund
The Lead Portfolio for the Westcore Select Fund (the “Fund”) is Mr. William S. Chester, CFA. Mr. Chester has ultimate responsibility for the day-to-day management of the Fund. Mr. Chester also utilizes investment research performed by Denver Investments’ Mid-Cap Growth Equity Research Team.

Westcore Value Funds
The Westcore Value Funds are managed by Mr. Kris B. Herrick, CFA, Director of Value Research, Mr. Mark M. Adelmann, CFA, CPA, Mr. Derek R. Anguilm, CFA, Mr. Troy Dayton, CFA, and Ms. Lisa Z. Ramirez, CFA (the “Team”). These individuals have each been assigned specific sectors and industries to focus their research efforts. The Team is further supported by dedicated research analysts who all may recommend purchase and sell decisions for the Funds. Every new investment is presented to the Team which reviews investment ideas to determine whether that potential investment is attractive and compatible with each Fund’s investment objective. The Team typically seeks to reach consensus on all investment decisions.

Westcore Micro-Cap Opportunity Fund
The Westcore Micro-Cap Opportunity Fund (the “Fund”) is managed by Mr. Kris B. Herrick, CFA, Director of Value Research, Mr. Paul A. Kuppinger, CFA, and Mr. Jon K. Tesseo (the “Team”). These individuals are primarily responsible for the day-to-day management of the Fund, including the development and ongoing application of Denver Investments’ proprietary quantitative model.

Westcore International Frontier Fund
The Westcore International Frontier Fund (the “Fund”) is managed by Denver Investments’ International Small-Cap Research Team (the “Team”). Mr. John C. Fenley, CFA, Lead Portfolio Manager, is the Team’s Director.  Mr. Fenley is supported by two Co-Portfolio Managers, Mr. Jeremy A. Duhon, CFA and Mr. Koji Oki, CFA.  The team members recommend purchase and sell decisions for the Fund and then meet as a team to discuss and review these recommendations to determine whether the recommendations are compatible with the Fund’s investment objective. The Team typically seeks to reach a consensus on all investment decisions.

Westcore Flexible Income Fund
The Westcore Flexible Income Fund (the “Fund”) is managed by Mr. Mark R. McKissick, CFA, Lead Portfolio Manager and Director of Denver Investments’ Fixed Income Research Team (the “Team”). Mr. McKissick is supported by Co-Portfolio Manager, Mr. Troy A. Johnson, CFA. They are supported by the remaining investment professionals within the Team who are “generalists” conducting fundamental research across all investment types. Any Team member may recommend purchase and sell decisions for the Fund. The recommendation is then discussed and reviewed by the Team to determine whether the recommendation is compatible with the Fund’s investment objective. The portfolio managers will generally reach a joint decision to buy or sell a security, however, in certain circumstances, a portfolio manager may individually decide to buy or sell a security. The Lead Portfolio Manager does have the ability to override any such decision.

MANAGEMENT OF THE FUNDS

Westcore Plus Bond Fund
The Westcore Plus Bond Fund (the “Fund”) is managed by Mr. Mark R. McKissick, CFA, Lead Portfolio Manager and Director of Denver Investments’ Fixed Income Research Team (the “Team”). Mr. McKissick is supported by Co-Portfolio Manager, Ms. Lisa M. Snyder, CFA. They are supported by the remaining investment professionals within the Team who are “generalists” conducting fundamental research across all investment types. Any Team member may recommend purchase and sell decisions for the Fund. The recommendation is then discussed and reviewed by the Team to determine whether the recommendation is compatible with the Fund’s investment objective. The portfolio managers will generally reach a joint decision to buy or sell a security, however, in certain circumstances, a portfolio manager may individually decide to buy or sell a security. The Lead Portfolio Manager does have the ability to override any such decision.

Westcore Colorado Tax-Exempt Fund
The Westcore Colorado Tax-Exempt Fund (the “Fund”) is managed by members of Denver Investments’ Fixed Income Research Team (the “Team”). Mr. Thomas B. Stevens, CFA, is the Lead Portfolio Manager of the Fund and is supported by Mr. Kenneth A. Harris, CFA, Co-Portfolio Manager. Mr. Stevens and Mr. Harris conduct investment research and collaborate on ideas to determine whether that potential investment is attractive and compatible with the Fund’s investment objective. Mr. Stevens, as Lead Portfolio Manager, has ultimate responsibility for the final decision to buy or sell a security and for determining the overall portfolio characteristics, such as average yield, effective maturity, duration and quality measures.

Portfolio Managers

Ross G. Moscatelli, CFA has been the Lead Portfolio Manager of the Westcore Growth Fund since April 14, 2004. He is also a Partner and Portfolio Manager at Denver Investments and is the Director of Large-Cap Growth Research. Prior to rejoining Denver Investments in 2004, Mr. Moscatelli worked at Invesco Funds Group, Inc. for three years as an Associate Partner and Portfolio Manager. Before joining Invesco Funds Group, he was a Mid-Cap Growth Research Analyst at Denver Investments for four years. His career began as an Investment Banking Financial Analyst at Morgan Keegan & Company, Inc. where he worked for two years. Mr. Moscatelli received a BA from Duke University. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Craig W. Juran, CFA has been a Co-Portfolio Manager of the Westcore Growth Fund since November 1, 2004. He is also a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Large-Cap Growth Research Team. Prior to joining the firm in 2004, Mr. Juran was an Associate Partner and Equity Analyst at Invesco Funds Group Inc. for seven years. He also worked as an Analyst and Manager at Lipper Analytical Services Inc. for three years. Mr. Juran received a BA and an MA from Colorado State University. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Derek J. Scarth has been a Co-Portfolio Manager of the Westcore Growth Fund since September 28, 2004. He is also a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Large-Cap Growth Research Team. Prior to joining the firm in 2004, Mr. Scarth worked as an Investor Relations Manager at Newmont Mining Corporation for one year, and spent four years at Berger Financial Group as an Equity Analyst. Mr. Scarth received a BA from Regis University and an MSM from the University of Denver.

William S. Chester, CFA has been the Lead Portfolio Manager of the Westcore MIDCO Growth Fund and Westcore Select Fund since June 1, 2005. He is also a Partner and Portfolio Manager at Denver Investments and is the Director of Mid-Cap Growth Research. Mr. Chester was a Co-Portfolio Manager of the Westcore MIDCO Growth Fund from October 1, 2002 to May 31, 2005 and was a Co-Portfolio Manager of the Westcore Select Fund from December 1, 2001 to May 31, 2005. Prior to joining the firm in 1986, he worked as an Economic Consultant at Centennial Precious Metals for one year and an Assistant Teacher at the University of Denver for three years. Mr. Chester received a BA from the University of Colorado and an MA from the University of Denver. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Mitch S. Begun, CFA has been a Co-Portfolio Manager of the Westcore MIDCO Growth Fund since April 29, 2008. He is also a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Mid-Cap Growth Research Team. Prior to joining the firm in 2003, Mr. Begun worked as an Equity Research Associate at Raymond James & Associates. Mr. Begun received a BSBA from the University of North Carolina at Chapel Hill. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Adam C. Bliss has been a Co-Portfolio Manager of the Westcore MIDCO Growth Fund since April 29, 2008. He is also a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Mid-Cap Growth Research Team. Prior to joining the firm in 2004, Mr. Bliss was a Co-Portfolio Manager and an Equity Analyst at Berger Funds where he entered the investment field at the beginning of his career. He received a BSBA from Saint Mary’s College of California and an MBA from the University of Denver.

MANAGEMENT OF THE FUNDS

Jeffrey J. Loehr, CFA has been a Co-Portfolio Manager of the Westcore MIDCO Growth Fund since April 29, 2008. He is also a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Mid-Cap Growth Research Team. Mr. Loehr began his career as a Research Associate at Denver Investments in 2000. He received a BA from the University of South Florida and an MBA from University of Denver. Mr. Loehr is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

F. Wiley Reed, CFA has been a Co-Portfolio Manager of the Westcore MIDCO Growth Fund since June 1, 2005. He is also a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Mid-Cap Growth Research Team. Prior to joining the firm’s Mid-Cap Growth Team in 1998, Mr. Reed co-managed Small-Cap Growth Investments for high net worth individuals at Denver Investments for two years. Mr. Reed received BS from Wake Forest University and an MS from Carnegie Mellon University. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Kris B. Herrick, CFA has been a Co-Portfolio Manager of the Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund and the Westcore Small-Cap Opportunity Fund since October 1, 2002, the Westcore Small-Cap Value Fund since December 13, 2004 and the Westcore Micro-Cap Opportunity Fund since June 23, 2008. He is also a Partner and Portfolio Manager at Denver Investments and is the Director of Value Research. Prior to joining the firm in 2000, Mr. Herrick worked as a Financial Services Analyst with Jurika and Voyles for three years. Mr. Herrick received a BA and a BS from the University of Northern Colorado. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Mark M. Adelmann, CFA, CPA has been a Co-Portfolio Manager of the Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund and the Westcore Small-Cap Opportunity Fund since October 1, 2002 and the Westcore Small-Cap Value Fund since December 13, 2004. Mr. Adelmann is also a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Value Team. He was the Lead Portfolio Manager of the Westcore Blue Chip Fund from June 3, 2002 to October 1, 2002. Prior to joining the firm in 1995, he worked with Deloitte & Touche as a Senior Manager for 14 years in auditing and financial reporting. Mr. Adelmann received a BS from Oral Roberts University. He is a Certified Public Accountant and is a member of the American Institute of CPAs. He is also a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Derek R. Anguilm, CFA has been a Co-Portfolio Manager of the Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund and the Westcore Small-Cap Opportunity Fund since October 1, 2003 and the Westcore Small-Cap Value Fund since December 13, 2004. He is also a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Value Team. Mr. Anguilm started at Denver Investments in 2000 and joined the Value Team in 2001. Prior to joining the firm, he was a Research Assistant at Everen Securities for one year. Mr. Anguilm received a BS from Metropolitan State College of Denver. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Troy Dayton, CFA has been a Co-Portfolio Manager of the Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund and the Westcore Small-Cap Opportunity Fund since October 1, 2002 and the Westcore Small-Cap Value Fund since December 13, 2004. He is also a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Value Team. Prior to joining the firm in 2002, Mr. Dayton was an Equity Research Analyst with Jurika and Voyles and an Equity Research Associate at Dresdner RCM Global Investors. He also worked as a trading support officer for Citibank’s Global Asset Management Department in London, England. Mr. Dayton received a BSB from Colorado State University. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Paul A. Kuppinger, CFA has been a Co-Portfolio Manager of the Westcore Micro-Cap Opportunity Fund since June 23, 2008. He is also a Vice President and Portfolio Manager at Denver Investments and is a Quantitative Analyst on the Value Team. Prior to joining the firm in 2006, Mr. Kuppinger spent 17 years in the wealth management business, most recently as a Principal, Chief Investment Officer, and Chief Compliance Officer at Rocky Mountain Wealth Advisors. He also has held positions of Vice President of Research for Curian Capital for one year and Director of Research for Prima Capital for four years. Prior to that, he worked for KPMG’s Investment Advisory Practice, where he built the investment and operations platform. Mr. Kuppinger received a BA from The Colorado College and an MBA from the University of Colorado.
He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Lisa Z. Ramirez, CFA has been a Co-Portfolio Manager of the Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund and Westcore Small-Cap Value Fund since April 30, 2009. She is also a Vice President and Portfolio Manager at Denver Investments and an Analyst on the Value Team. Prior to joining the Value Team in 2005, Ms. Ramirez was with the Mid-Cap Growth Equity Team for eight years. Prior to joining the Equity Growth Team Ms. Ramirez started her career at Denver Investments as a Portfolio Administrator. She received a BS from the University of Colorado at Denver and an MBA from Regis University. Ms. Ramirez is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

MANAGEMENT OF THE FUNDS

Jon K. Tesseo has been a Co-Portfolio Manager of the Westcore Micro-Cap Opportunity Fund since June 23, 2008. He is also a Vice President and Portfolio Manager at Denver Investments and a Quantitative Analyst on the Value Team. Prior to joining the firm in 2008, Mr. Tesseo was the Investment Director for OmniWealth Ltd. and was the Director of Research and a Portfolio Manager at Oak Research Inc. for three years where he developed and managed two market neutral funds. He also worked for five years as a Portfolio Manager at Harris Investment Management, managing Small-Cap Value Portfolios, and served as the Director of Research and Portfolio Manager for Navellier & Associates for eight years, managing multiple quantitative strategies. He began his career as a systems engineer for Lotus Development Inc. where he developed quantitative models for financial institutions. Mr. Tesseo received a BS from Bryant College.

John C. Fenley, CFA has been the Lead Portfolio Manager of the Westcore International Frontier Fund since November 27, 2006. He is also a Partner and Portfolio Manager at Denver Investments and is the Director of International Research. Mr. Fenley was a Co-Portfolio Manager from October 1, 2003 to November 26, 2006. Prior to joining the firm in 2000, Mr. Fenley worked as a Vice President of Research where he was responsible for over $1.0 billion in assets of International, Global, and Small-Cap Mandates for Institutional Clients and Mutual Funds at Hansberger Global Investors for three years. He also was a Vice President and Portfolio Manager at Sun Trust Bank for two years where he was responsible for $900 million in personal and institutional trust assets, and a Portfolio Manager and Equity Analyst at the Fifth Third Bank for five years. Mr. Fenley received a BA from Vanderbilt University and an MBA from Duke University. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Jeremy A. Duhon, CFA has been a Co-Portfolio Manager of the Westcore International Frontier Fund since April 30, 2009. He is also a Vice President and Portfolio Manager at Denver Investments and is an Analyst on the International Small-Cap Team. Prior to joining the firm in 2004, Mr. Duhon worked as a Senior Investment Fellow at El Pomar Foundation for two years. He received a BA from Pomona College. Mr. Duhon is a CFA charterholder and a member of the CFA Institute.

Koji Oki, CFA has been a Co-Portfolio Manager of the Westcore International Frontier Fund since April 30, 2009. He is also a Vice President and Portfolio Manager at Denver Investments and is an Analyst on the International Small-Cap Team. Prior to joining the firm in 2006, Mr. Oki worked at Reed Global Advisors LLC for three years as an Equity Research Analyst. He also worked for The Yankee Group as a Senior Analyst for one year. Prior to that he spent six years working as a Trade Policy Officer at the Ministry of Posts and Telecommunications in Japan. Mr. Oki received a BA from Keio University in Japan and an MPP from Harvard University. He is a CFA charterholder and a member of the CFA Institute.

Mark R. McKissick, CFA, CPA (inactive) has been the Lead Portfolio Manager of the Westcore Flexible Income Fund and Westcore Plus Bond Fund since December 14, 2007. He is also a Partner and Portfolio Manager at Denver Investments and is the Director of Fixed Income Research. He was a Co-Portfolio Manager from October 1, 2003 to December 13, 2007. Prior to joining the firm in 1999, Mr. McKissick was a Senior Research Analyst with Hotchkis & Wiley for one year and a Portfolio Manager with Payden & Rygel Investment Council for two years. He also worked at Salomon Brothers as a Vice President of Institutional Fixed Income for four years and Senior Accountant at Ernst & Young for three years. Mr. McKissick received a BS and a BA from Oklahoma State University and MBA from the University of Chicago. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Troy A. Johnson, CFA has been a Co-Portfolio Manager of the Westcore Flexible Income Fund since April 30, 2009. He is also a Vice President and Portfolio Manager at Denver Investments and is an Analyst on the Fixed-Income Team. Prior to joining the firm in 2007, Mr. Johnson worked as a Portfolio Manager and Analyst at Quixote Capital Management for six years, specializing in risk arbitrage. He also performed credit analysis of investment grade and high yield issues for eight years while ultimately serving as the Senior Fixed Income Analyst at Invesco Funds Group, Inc. Mr. Johnson received a BS from Montana State University and an MS from the University of Wisconsin. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Lisa M. Snyder, CFA has been a Co-Portfolio Manager of the Westcore Plus Bond Fund since April 30, 2009. She is also a Vice President and Portfolio Manager at Denver Investments and is an Analyst on the Fixed-Income Team. Prior to joining the firm in 2006, Ms. Snyder worked for eight years as a Performance Analyst for Ampersand Capital. She received a BA from Stanford University and an MS from the University of Denver. Ms. Snyder is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Thomas B. Stevens, CFA has been the Lead Portfolio Manager of the Westcore Colorado Tax-Exempt Fund since May 28, 1999. He is also a Partner and Portfolio Manager at Denver Investments and is an Analyst on the Fixed-Income Team. Prior to joining the firm in 1986, Mr. Stevens was a Vice President and Portfolio Manager for Fidelity Bank and a Fixed Income Portfolio Manager for National Investment Services of America. He began his investment career as a Fixed Income Trader for the National Bank of Detroit. Mr. Stevens received a BA from the University of Virginia and an MBA from Columbia University. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

FINANCIAL HIGHLIGHTS

Kenneth A. Harris, CFA has been the Co-Portfolio Manager of the Westcore Colorado Tax-Exempt Fund since June 1, 2005. He is also a Partner and Portfolio Manager at Denver Investments and an Analyst on the Fixed-Income Team. Prior to joining the firm in 2000, Mr. Harris was the Treasurer of Blue Cross and Blue Shield of Colorado. Mr. Harris received a BBA from the University of Arizona and an MBA from the University of Colorado at Denver. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Co-Administrators

ALPS Fund Services, Inc. (“ALPS”) and the Advisor serve as co-administrators (“Administrators”) to the Funds and receive fees in such capacity.  Pursuant to separate agreements, ALPS has agreed to maintain the financial accounts and records of each Fund, to compute the net asset value and certain other financial information relating to each Fund and provide transfer agency services to each Fund.

The Trust has agreed to reimburse the Advisor for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”).  The amount reimbursed by the Trust is intended to not exceed the cost that would be incurred by the Trust if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the reimbursement amount, the Trust’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a semi-annual basis as follows (“Effective Rate”):

Trust Retail Class Transfer Agency Costs divided by Retail Class Trust Assets serviced directly by Fund’s Transfer Agent

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Fund’s financial performance for each period of the Fund’s operations presented.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS

Westcore Growth Fund – Retail Class	Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period June 1, 2006 to December 31, 2006(1)		Year Ended May 31, 2006		Year Ended May 31, 2005	Year Ended May 31, 2004
Net asset value – beginning of the period	$15.45	$13.31	$12.58		$11.74		$11.01	$9.25
Income from investment operations
Net investment income/(loss)	0.00 (2)	(0.01)	(0.00	)(2)	(0.03)		0.01	(0.02)
Net realized and unrealized gain/(loss) on investments	(7.02)	3.01	0.74		0.93		0.94	1.78
Total income/(loss) from investment operations	(7.02)	3.00	0.74		0.90		0.95	1.76
Dividends and Distributions
From net investment income	(0.00)	(0.00)	(0.00)		(0.00	)(2)	(0.01)	(0.00)
From net realized gain on investments	(0.63)	(0.86)	(0.01)		(0.06)		(0.21)	(0.00)
Total distributions	(0.63)	(0.86)	(0.01)		(0.06)		(0.22)	(0.00)
Paid in-capital from redemption fees	0.00 (2)	0.00 (2)	0.00	(2)	0.00	(2)	0.00 (2)	-
Net asset value – end of period	$7.80	$15.45	$13.31		$12.58		$11.74	$11.01
Total return	(45.33)%	22.48%	5.85	%(3)	7.67%		8.61%	19.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$133,174	$299,659	$274,035		$255,343		$179,698	$82,013
Ratio of expenses to average net assets	1.03%	1.05%	1.11	%(4)	1.08%		1.13%	1.15%
Ratio of expenses to average net assets without fee waivers	1.03%	1.05%	1.11	%(4)	1.08%		1.13%	1.26%
Ratio of net investment income/(loss) to average net assets	0.02%	(0.05)%	(0.16	)%(4)	(0.24)%		0.13%	(0.26)%
Ratio of net investment income/(loss) to average net assets without fee waivers	0.02%	(0.05)%	(0.16	)%(4)	(0.24)%		0.13%	(0.37)%
Portfolio turnover rate(5)	183%	127%	87%		111%		113%	49%

(1)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2)	Less than $.005 per share.
(3)	Total return not annualized for periods less than one full year.
(4)	Annualized.
(5)
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

Westcore Growth Fund – Institutional Class	Year Ended December 31, 2008	For the Period September 28, 2007 to December 31, 2007(5)
Net asset value – beginning of the period	$15.45	$15.96
Income from investment operations
Net investment income/(loss)	0.01	(0.00	) (1)
Net realized and unrealized gain/(loss) on investments	(7.02)	0.35
Total income/(loss) from investment operations	(7.01)	0.35
Dividends and Distributions
From net investment income	(0.00)	(0.00)
From net realized gain on investments	(0.63)	(0.86)
Total distributions	(0.63)	(0.86)
Paid in-capital from redemption fees	0.00 (1)	0.00	(1)
Net asset value – end of period	$7.81	$15.45
Total return	(45.26)%	2.14	%(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,797	$3,294
Ratio of expenses to average net assets	0.92%	0.98	% (3)
Ratio of expenses to average net assets without fee waivers	1.90%	4.64	% (3)
Ratio of net investment income/(loss) to average net assets	0.13%	(0.01	)% (3)
Ratio of net investment income/(loss) to average net assets without fee waivers	(0.85)%	(3.68	)% (3)
Portfolio turnover rate	183%	127	% (4)

(1)	Less than $.005 per share.
(2)	Total return not annualized for periods less than one full year.
(3)	Annualized.
(4)
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

(5)	Institutional Class commenced operations on September 28, 2007.

FINANCIAL HIGHLIGHTS

Westcore MIDCO Growth Fund – Retail Class	Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period June 1, 2006 to December 31, 2006(1)		Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2004
Net asset value – beginning of the period	$6.94	$7.45	$7.99		$7.03	$6.79	$5.69
Income from investment operations
Net investment income/(loss)	(0.04)	(0.04)	(0.00)		(0.03)	(0.04)	(0.03)
Net realized and unrealized gain/(loss) on investments	(3.09)	0.89	0.78		1.01	0.28	1.13
Total income/(loss) from investment operations	(3.13)	0.85	0.78		0.98	0.24	1.10
Dividends and Distributions
From net investment income	(0.00)	(0.00)	(0.00)		(0.00)	(0.00)	(0.00)
From net realized gain on investments	(0.26)	(1.36)	(1.32)		(0.02)	(0.00)	(0.00)
Total distributions	(0.26)	(1.36)	(1.32)		(0.02)	(0.00)	(0.00)
Paid in-capital from redemption fees	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)	-
Net asset value – end of period	$3.55	$6.94	$7.45		$7.99	$7.03	$6.79
Total return	(44.92)%	11.37%	9.63	%(3)	13.90%	3.53%	19.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,515	$173,481	$184,097		$193,647	$183,085	$180,159
Ratio of expenses to average net assets	1.03%	1.03%	1.08	%(4)	1.09%	1.11%	1.14%
Ratio of expenses to average net assets without fee waivers	1.03%	1.03%	1.08	%(4)	1.09%	1.11%	1.18%
Ratio of net investment income/(loss) to average net assets	(0.48)%	(0.56)%	(0.37	)%(4)	(0.34)%	(0.62)%	(0.62)%
Ratio of net investment income/(loss) to average net assets without fee waivers	(0.48)%	(0.56)%	(0.37	)%(4)	(0.34)%	(0.62)%	(0.66)%
Portfolio turnover rate(5)	142%	116%	76%		127%	84%	53%

(1)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2)	Less than $.005 per share.
(3)	Total return not annualized for periods less than one full year.
(4)	Annualized.
(5)
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

Westcore MIDCO Growth Fund – Institutional Class	Year Ended December 31, 2008	For the Period September 28, 2007 to December 31, 2007(5)
Net asset value – beginning of the period	$6.95	$8.55
Income from investment operations
Net investment income/(loss)	(0.04)	(0.01)
Net realized and unrealized gain/(loss) on investments	(3.09)	(0.23)
Total income/(loss) from investment operations	(3.13)	(0.24)
Dividends and Distributions
From net investment income	(0.00)	(0.00)
From net realized gain on investments	(0.26)	(1.36)
Total distributions	(0.26)	(1.36)
Paid in-capital from redemption fees	0.00 (1)	0.00	(1)
Net asset value – end of period	$3.56	$6.95
Total return	(44.86)%	(2.84	)%(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,863	$12,477
Ratio of expenses to average net assets	0.93%	0.98	% (3)
Ratio of expenses to average net assets without fee waivers	0.97%	2.08	% (3)
Ratio of net investment income/(loss) to average net assets	(0.36)%	(0.47	)% (3)
Ratio of net investment income/(loss) to average net assets without fee waivers	(0.40)%	(1.58	)% (3)
Portfolio turnover rate	142%	116	% (4)

(1)	Less than $.005 per share.
(2)	Total return not annualized for periods less than one full year.
(3)	Annualized.
(4)
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

(5)	Institutional Class commenced operations on September 28, 2007.

FINANCIAL HIGHLIGHTS

Westcore Select Fund – Retail Class	Year Ended December 31, 2008		Year Ended December 31, 2007	For the Period June 1, 2006 to December 31, 2006(1)		Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2004
Net asset value – beginning of the period	$17.43		$16.66	$15.04		$12.23	$11.46	$9.46
Income from investment operations
Net investment income/(loss)	(0.09)		(0.05)	0.01		(0.07)	(0.08)	(0.08)
Net realized and unrealized gain/(loss) on investments	(5.91)		2.59	1.61		2.88	0.85	2.08
Total income/(loss) from investment operations	(6.00)		2.54	1.62		2.81	0.77	2.00
Dividends and Distributions
From net investment income	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)	(0.00)
From net realized gain on investments	(0.00)		(1.78)	(0.00)		(0.00)	(0.00)	(0.00)
Total distributions	(0.00	) (2)	(1.78)	(0.00)		(0.00)	(0.00)	(0.00)
Paid in-capital from redemption fees	0.01		0.01	0.00	(2)	0.00 (2)	0.00 (2)	-
Net asset value – end of period	$11.44		$17.43	$16.66		$15.04	$12.23	$11.46
Total return	(34.35)%		15.25%	10.77	%(3)	22.98%	6.72%	21.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,233		$37,579	$22,963		$9,499	$9,179	$7,532
Ratio of expenses to average net assets	1.15%		1.15%	1.15	%(4)	1.15%	1.15%	1.15%
Ratio of expenses to average net assets without fee waivers	1.21%		1.27%	1.53	%(4)	1.75%	1.83%	2.08%
Ratio of net investment income/(loss) to average net assets	(0.66)%		(0.40)%	(0.11	)%(4)	(0.45)%	(0.72)%	(0.68)%
Ratio of net investment income/(loss) to average net assets without fee waivers	(0.72)%		(0.53)%	(0.50	)%(4)	(1.05)%	(1.40)%	(1.61)%
Portfolio turnover rate(5)	237%		168%	65%		148%	107%	81%

(1)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2)	Less than $.005 per share.
(3)	Total return not annualized for periods less than one full year.
(4)	Annualized.
(5)
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

FINANCIAL HIGHLIGHTS

Westcore Blue Chip Fund – Retail Class	Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period June 1, 2006 to December 31, 2006(1)		Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2004
Net asset value – beginning of the period	$13.18	$13.73	$13.24		$13.02	$11.62	$9.79
Income from investment operations
Net investment income/(loss)	0.07	0.08	0.04		0.06	0.06	0.01
Net realized and unrealized gain/(loss) on investments	(4.85)	0.35	1.24		1.24	1.34	1.83
Total income/(loss) from investment operations	(4.78)	0.43	1.28		1.30	1.40	1.84
Dividends and Distributions
From net investment income	(0.07)	(0.09)	(0.08)		(0.07)	(0.00)	(0.01)
From net realized gain on investments	(0.01)	(0.89)	(0.71)		(1.01)	(0.00)	(0.00)
Total distributions	(0.08)	(0.98)	(0.79)		(1.08)	(0.00)	(0.01)
Paid in-capital from redemption fees	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)	-
Net asset value – end of period	$8.32	$13.18	$13.73		$13.24	$13.02	$11.62
Total return	(36.24)%	3.13%	9.65	%(3)	10.09%	12.05%	18.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,490	$53,321	$66,402		$63,775	$63,118	$33,439
Ratio of expenses to average net assets	1.13%	1.05%	1.09	%(4)	1.11%	1.15%	1.15%
Ratio of expenses to average net assets without fee waivers	1.13%	1.05%	1.09	%(4)	1.11%	1.26%	1.34%
Ratio of net investment income/(loss) to average net assets	0.45%	0.49%	0.49	%(4)	0.43%	0.57%	0.07%
Ratio of net investment income/(loss) to average net assets without fee waivers	0.45%	0.49%	0.49	%(4)	0.43%	0.46%	(0.12)%
Portfolio turnover rate(5)	27%	42%	28%		50%	58%	56%

(1)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2)	Less than $.005 per share.
(3)	Total return not annualized for periods less than one full year.
(4)	Annualized.
(5)
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

Westcore Blue Chip Fund – Institutional Class	Year Ended December 31, 2008	For the Period September 28, 2007 to December 31, 2007(4)
Net asset value – beginning of the period	$13.18	$14.88
Income from investment operations
Net investment income/(loss)	0.13	0.02
Net realized and unrealized gain/(loss) on investments	(4.89)	(0.73)
Total income/(loss) from investment operations	(4.76)	(0.71)
Dividends and Distributions
From net investment income	(0.09)	(0.10)
From net realized gain on investments	(0.01)	(0.89)
Total distributions	(0.10)	(0.99)
Paid in-capital from redemption fees	0.00	0.00
Net asset value – end of period	$8.32	$13.18
Total return	(36.09)%	(4.78	)% (1)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,101	$6,515
Ratio of expenses to average net assets	0.98%	0.98	% (2)
Ratio of expenses to average net assets without fee waivers	1.03%	1.85	% (2)
Ratio of net investment income/(loss) to average net assets	0.68%	0.61	% (2)
Ratio of net investment income/(loss) to average net assets without fee waivers	0.63%	(0.25	)% (2)
Portfolio turnover rate	27%	42	% (3)

(1)	Total return not annualized for periods less than one full year.
(2)	Annualized.
(3)
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

(4)	Institutional Class commenced operations on September 28, 2007.

FINANCIAL HIGHLIGHTS

Westcore Mid-Cap Value Fund – Retail Class	Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period June 1, 2006 to December 31, 2006(1)		Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2004
Net asset value – beginning of the period	$20.57	$20.48	$18.96		$17.54	$15.28	$11.95
Income from investment operations
Net investment income/(loss)	0.16	0.03	0.06		0.06	0.03	(0.02)
Net realized and unrealized gain/(loss) on investments	(8.89)	0.31	1.82		2.63	3.00	3.35
Total income/(loss) from investment operations	(8.73)	0.34	1.88		2.69	3.03	3.33
Dividends and Distributions
From net investment income	(0.17)	(0.02)	(0.10)		(0.04)	(0.00)	(0.00	)(2)
From net realized gain on investments	(0.02)	(0.23)	(0.26)		(1.23)	(0.77)	(0.00)
Total distributions	(0.19)	(0.25)	(0.36)		(1.27)	(0.77)	(0.00)
Paid in-capital from redemption fees	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)	-
Net asset value – end of period	$11.65	$20.57	$20.48		$18.96	$17.54	$15.28
Total return	(42.38)%	1.66%	9.90	%(3)	15.44%	20.02%	27.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,714	$100,863	$87,571		$71,040	$30,733	$17,568
Ratio of expenses to average net assets	1.19%	1.17%	1.23	%(4)	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without fee waivers	1.19%	1.17%	1.23	%(4)	1.26%	1.45%	1.66%
Ratio of net investment income/(loss) to average net assets	0.74%	0.12%	0.64	%(4)	0.49%	0.26%	(0.12)%
Ratio of net investment income/(loss) to average net assets without fee waivers	0.74%	0.12%	0.64	%(4)	0.48%	0.07%	(0.53)%
Portfolio turnover rate(5)	35%	40%	33%		49%	63%	71%

(1)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2)	Less than $.005 per share.
(3)	Total return not annualized for periods less than one full year.
(4)	Annualized.
(5)
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

FINANCIAL HIGHLIGHTS

Westcore Small-Cap Opportunity Fund – Retail Class	Year Ended December 31, 2008		Year Ended December 31, 2007	For the Period June 1, 2006 to December 31, 2006(1)		Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2004
Net asset value – beginning of the period	$34.34		$36.22	$36.24		$34.96	$32.71	$24.21
Income from investment operations
Net investment income/(loss)	(0.03)		(0.15)	0.01		(0.12)	(0.30)	(0.20)
Net realized and unrealized gain/(loss) on investments	(12.41)		(1.05)	3.23		6.48	3.74	8.70
Total income/(loss) from investment operations	(12.44)		(1.20)	3.24		6.36	3.44	8.50
Dividends and Distributions
From net investment income	(0.00)		(0.00)	(0.00)		(0.00)	(0.00)	(0.00)
From net realized gain on investments	(0.00	)(2)	(0.68)	(3.26)		(5.08)	(1.19)	(0.00)
Total distributions	(0.00)		(0.68)	(3.26)		(5.08)	(1.19)	(0.00)
Paid in-capital from redemption fees	0.11		0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)	-
Net asset value – end of period	$22.01		$34.34	$36.22		$36.24	$34.96	$32.71
Total return	(35.90)%		(3.33)%	8.86	%(3)	19.04%	10.33%	35.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,027		$28,482	$24,015		$20,473	$18,394	$34,040
Ratio of expenses to average net assets	1.30%		1.30%	1.30	%(4)	1.30%	1.30%	1.30%
Ratio of expenses to average net assets without fee waivers	1.70%		1.58%	1.73	%(4)	1.77%	1.69%	1.73%
Ratio of net investment income/(loss) to average net assets	(0.08)%		(0.42)%	(0.27	)%(4)	(0.34)%	(0.55)%	(0.65)%
Ratio of net investment income/(loss) to average net assets without fee waivers	(0.48)%		(0.70)%	(0.72	)%(4)	(0.81)%	(0.94)%	(1.08)%
Portfolio turnover rate(5)	57%		71%	32%		75%	70%	110%

(1)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2)	Less than $.005 per share.
(3)	Total return not annualized for periods less than one full year.
(4)	Annualized.
(5)
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

Westcore Small-Cap Opportunity Fund – Institutional Class	Year Ended December 31, 2008		For the Period September 28, 2007 to December 31, 2007(5)
Net asset value – beginning of the period	$34.36		$38.40
Income from investment operations
Net investment income/(loss)	0.03		(0.00	) (1)
Net realized and unrealized gain/(loss) on investments	(12.41)		(3.36)
Total income/(loss) from investment operations	(12.38)		(3.36)
Dividends and Distributions
From net investment income	0.00		0.00
From net realized gain on investments	(0.00	) (1)	(0.68)
Total distributions	(0.00)		(0.68)
Paid in-capital from redemption fees	0.09		0.00	(1)
Net asset value – end of period	$22.07		$34.36
Total return	(35.76)%		(8.76	)%(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,326		$3,189
Ratio of expenses to average net assets	1.08%		1.22	% (3)
Ratio of expenses to average net assets without fee waivers	2.38%		6.09	% (3)
Ratio of net investment income/(loss) to average net assets	0.18%		(0.09	)% (3)
Ratio of net investment income/(loss) to average net assets without fee waivers	(1.13)%		(4.95	)% (3)
Portfolio turnover rate	57%		71	% (4)

(1)	Less than $.005 per share.
(2)	Total return not annualized for periods less than one full year.
(3)	Annualized.
(4)
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

(5)	Institutional Class commenced operations on September 28, 2007.

FINANCIAL HIGHLIGHTS

Westcore Small-Cap Value Fund – Retail Class	Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period June 1, 2006 to December 31, 2006(1)		Year Ended May 31, 2006	For the Period December 13, 2004 (inception) to May 31, 2005
Net asset value – beginning of the period	$12.06	$12.69	$11.10		$9.80	$10.00
Income from investment operations
Net investment income/(loss)	0.13	0.12	0.06		0.14	0.03
Net realized and unrealized gain/(loss) on investments	(4.20)	(0.54)	1.62		1.34	(0.23)
Total income/(loss) from investment operations	(4.07)	(0.42)	1.68		1.48	(0.20)
Dividends and Distributions
From net investment income	(0.13)	(0.12)	(0.09)		(0.11)	(0.00)
From net realized gain on investments	(0.00)	(0.09)	(0.00)		(0.07)	(0.00)
Total distributions	(0.13)	(0.21)	(0.09)		(0.18)	(0.00)
Paid in-capital from redemption fees	0.01	0.00 (2)	0.00	(2)	0.00 (3)	0.00	(3)
Net asset value – end of period	$7.87	$12.06	$12.69		$11.10	$9.80
Total return	(33.57)%	(3.38)%	15.19	%(3)	15.22%	(2.00)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$148,135	$161,792	$58,343		$37,797	$16,032
Ratio of expenses to average net assets	1.30%	1.30%	1.30	%(4)	1.30%	1.30	%(4)
Ratio of expenses to average net assets without fee waivers	1.38%	1.38%	1.53	%(4)	1.61%	2.94	%(4)
Ratio of net investment income/(loss) to average net assets	1.51%	1.25%	1.24	%(4)	1.47%	1.33	%(4)
Ratio of net investment income/(loss) to average net assets without fee waivers	1.44%	1.16%	1.01	%(4)	1.16%	(0.31	)%(4)
Portfolio turnover rate(5)	45%	35%	19%		43%	27%

(1)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2)	Less than $.005 per share.
(3)	Total return not annualized for periods less than one full year.
(4)	Annualized.
(5)
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

Westcore Small-Cap Value Fund – Institutional Class	Year Ended December 31, 2008	For the Period September 28, 2007 to December 31, 2007(5)
Net asset value – beginning of the period	$12.06	$13.42
Income from investment operations
Net investment income/(loss)	0.14	0.05
Net realized and unrealized gain/(loss) on investments	(4.19)	(1.20)
Total income/(loss) from investment operations	(4.05)	(1.15)
Dividends and Distributions
From net investment income	(0.14)	(0.12)
From net realized gain on investments	(0.00)	(0.09)
Total distributions	(0.14)	(0.21)
Paid in-capital from redemption fees	0.00 (1)	0.00	(1)
Net asset value – end of period	$7.87	$12.06
Total return	(33.51)%	(8.58	)%(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,684	$6,051
Ratio of expenses to average net assets	1.21%	1.20	% (3)
Ratio of expenses to average net assets without fee waivers	1.51%	4.50	% (3)
Ratio of net investment income/(loss) to average net assets	1.80%	1.76	% (3)
Ratio of net investment income/(loss) to average net assets without fee waivers	1.49%	(1.55	)% (3)
Portfolio turnover rate	45%	35	% (4)

(1)	Less than $.005 per share.
(2)	Total return not annualized for periods less than one full year.
(3)	Annualized.
(4)
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

(5)	Institutional Class commenced operations on September 28, 2007.

FINANCIAL HIGHLIGHTS

Westcore Micro-Cap Opportunity Fund – Retail Class	For the Period June 23, 2008 to December 31, 2008(4)
Net asset value – beginning of the period	$10.00
Income from investment operations
Net investment income/(loss)	0.04
Net realized and unrealized gain/(loss) on investments	(2.49)
Total income/(loss) from investment operations	(2.45)
Dividends and Distributions	(0.03)
From net realized gain on investments	(0.00)
Total distributions	(0.03)
Paid in-capital from redemption fees	0.01
Net asset value – end of period	$7.53
Total return	(24.33	)% (1)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,104
Ratio of expenses to average net assets	1.30	%(2)
Ratio of expenses to average net assets without fee waivers	18.13	%(2)
Ratio of net investment income/(loss) to average net assets	1.06	%(2)
Ratio of net investment income/(loss) to average net assets without fee waivers	(15.77	)%(2)
Portfolio turnover rate	60	%(3)

(1)	Total return not annualized for periods less than one full year.
(2)	Annualized.
(3)
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

(4)	The Westcore Micro-Cap Opportunity Fund commenced operations on June 23, 2008.

FINANCIAL HIGHLIGHTS

Westcore International Frontier Fund – Retail Class	Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period June 1, 2006 to December 31, 2006(1)		Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2004
Net asset value – beginning of the period	$14.41	$14.39	$13.40		$10.43	$9.97	$7.38
Income from investment operations
Net investment income/(loss)	0.18	0.06	0.04		0.11	0.03	0.02
Net realized and unrealized gain/(loss) on investments	(7.23)	0.36	1.07		2.89	0.44	2.57
Total income/(loss) from investment operations	(7.05)	0.42	1.11		3.00	0.47	2.59
Dividends and Distributions
From net investment income	(0.17)	(0.09)	(0.12)		(0.00)	(0.01)	(0.00	) (2)
From net realized gain on investments	(0.00)	(0.31)	(0.00)		(0.03)	(0.00)	(0.00)
Total distributions	(0.17)	(0.40)	(0.12)		(0.03)	(0.01)	(0.00)
Paid in-capital from redemption fees	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)	–
Net asset value – end of period	$7.19	$14.41	$14.39		$13.40	$10.43	$9.97
Total return	(48.86)%	2.94%	8.33	%(3)	28.78%	4.73%	35.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,282	$40,680	$35,629		$36,517	$21,397	$13,921
Ratio of expenses to average net assets	1.50%	1.50%	1.50	%(4)	1.50%	1.50%	1.50%
Ratio of expenses to average net assets without fee waivers	1.98%	1.87%	2.26	%(4)	1.98%	2.12%	2.39%
Ratio of net investment income/(loss) to average net assets	1.47%	0.40%	0.33	%(4)	1.12%	0.31%	0.21%
Ratio of net investment income/(loss) to average net assets without fee waivers	0.99%	0.03%	(0.43	)%(4)	0.64%	(0.31)%	(0.68)%
Portfolio turnover rate(5)	70%	78%	93%		38%	52%	63%

(1)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2)	Less than $.005 per share.
(3)	Total return not annualized for periods less than one full year.
(4)	Annualized.
(5)
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

FINANCIAL HIGHLIGHTS

Westcore Flexible Income Fund – Retail Class	Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period June 1, 2006 to December 31, 2006(1)		Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2004
Net asset value – beginning of the period	$9.44	$10.41	$9.86		$9.97	$9.76	$9.19
Income from investment operations
Net investment income/(loss)	0.56	0.66	0.39		0.74	0.71	0.69
Net realized and unrealized gain/(loss) on investments	(3.26)	(0.99)	0.56		(0.17)	0.17	0.54
Total income/(loss) from investment operations	(2.70)	(0.33)	0.95		0.57	0.88	1.23
Dividends and Distributions
From net investment income	(0.62)	(0.60)	(0.40)		(0.68)	(0.67)	(0.66)
From net realized gain on investments	(0.00)	(0.03)	(0.00)		(0.00)	(0.00)	(0.00)
Tax return of capital	(0.01)	(0.01)	(0.00)		(0.00)	(0.00)	(0.00)
Total distributions	(0.61)	(0.64)	(0.40)		(0.68)	(0.67)	(0.66)
Paid in-capital from redemption fees	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)	–
Net asset value – end of period	$6.12	$9.44	$10.41		$9.86	$9.97	$9.76
Total return	(29.97)%	(3.45)%	9.80	%(3)	5.94%	9.15%	13.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,043	$207,038	$269,243		$171,116	$163,158	$61,302
Ratio of expenses to average net assets	0.85%	0.85%	0.85	%(4)	0.85%	0.85%	0.85%
Ratio of expenses to average net assets without fee waivers	0.92%	0.92%	0.96	%(4)	0.93%	0.97%	1.06%
Ratio of net investment income/(loss) to average net assets	6.91%	6.30%	7.34	%(4)	7.44%	7.12%	7.12%
Ratio of net investment income/(loss) to average net assets without fee waivers	6.83%	6.23%	7.23	%(4)	7.36%	7.00%	6.91%
Portfolio turnover rate(5)	21%	21%	15%		25%	22%	37%

(1)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2)	Less than $.005 per share.
(3)	Total return not annualized for periods less than one full year.
(4)	Annualized.
(5)
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

Westcore Flexible Income Fund – Institutional Class	Year Ended December 31, 2008	For the Period September 28, 2007 to December 31, 2007(5)
Net asset value – beginning of the period	$9.43	$9.97
Income from investment operations
Net investment income/(loss)	0.58	0.15
Net realized and unrealized gain/(loss) on investments	(3.27)	(0.54)
Total income/(loss) from investment operations	(2.69)	(0.39)
Dividends and Distributions
From net investment income	(0.63)	(0.11)
From net realized gain on investments	(0.00)	(0.03)
Tax Return of capital	(0.01)	(0.01)
Total distributions	(0.62)	(0.15)
Paid in-capital from redemption fees	0.00 (1)	0.00	(1)
Net asset value – end of period	$6.11	$9.43
Total return	(29.89)%	(3.89	)%(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$748	$1,430
Ratio of expenses to average net assets	0.74%	0.70	% (3)
Ratio of expenses to average net assets without fee waivers	3.21%	7.26	% (3)
Ratio of net investment income/(loss) to average net assets	7.12%	7.34	% (3)
Ratio of net investment income/(loss) to average net assets without fee waivers	4.65%	0.78	% (3)
Portfolio turnover rate	21%	21	% (4)

(1)	Less than $.005 per share.
(2)	Total return not annualized for periods less than one full year.
(3)	Annualized.
(4)
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

(5)	Institutional Class commenced operations on September 28, 2007.

FINANCIAL HIGHLIGHTS

Westcore Plus Bond Fund – Retail Class	Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period June 1, 2006 to December 31, 2006(1)		Year Ended May 31, 2006		Year Ended May 31, 2005	Year Ended May 31, 2004
Net asset value – beginning of the period	$10.55	$10.54	$10.28		$10.70		$10.62	$10.67
Income from investment operations
Net investment income/(loss)	0.51	0.55	0.33		0.57		0.59	0.62
Net realized and unrealized gain/(loss) on investments	(0.70)	0.01	0.25		(0.41)		0.14	(0.05)
Total income/(loss) from investment operations	(0.19)	0.56	0.58		0.16		0.73	0.57
Dividends and Distributions
From net investment income	(0.51)	(0.55)	(0.32)		(0.58)		(0.58)	(0.60)
From net realized gain on investments	(0.00)	(0.00)	(0.00)		(0.00	) (2)	(0.07)	(0.02)
Tax return of capital	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)	(0.00)
Total distributions	(0.51)	(0.55)	(0.32)		(0.58)		(0.65)	(0.62)
Paid in-capital from redemption fees	0.00 (2)	0.00 (2)	0.00	(2)	0.00	(2)	0.00 (2)	-
Net asset value – end of period	$9.85	$10.55	$10.54		$10.28		$10.70	$10.62
Total return	(1.86)%	5.42%	5.75	%(3)	1.48%		6.97%	5.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,069,006	$1,102,647	$731,616		$460,509		$226,609	$86,705
Ratio of expenses to average net assets	0.55%	0.55%	0.55	%(4)	0.55%		0.55%	0.55%
Ratio of expenses to average net assets without fee waivers	0.81%	0.82%	0.86	%(4)	0.89%		1.00%	1.03%
Ratio of net investment income/(loss) to average net assets	4.98%	5.21%	5.49	%(4)	5.58%		5.61%	5.79%
Ratio of net investment income/(loss) to average net assets without fee waivers	4.72%	4.94%	5.17	%(4)	5.24%		5.16%	5.31%
Portfolio turnover rate(5)	54%	48%	11%		32%		31%	50%

(1)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2)	Less than $.005 per share.
(3)	Total return not annualized for periods less than one full year.
(4)	Annualized.
(5)
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

Westcore Plus Bond Fund – Institutional Class	Year Ended December 31, 2008	For the Period September 28, 2007 to December 31, 2007(5)
Net asset value – beginning of the period	$10.55	$10.45
Income from investment operations
Net investment income/(loss)	0.52	0.13
Net realized and unrealized gain/(loss) on investments	(0.70)	0.11
Total income/(loss) from investment operations	(0.18)	0.24
Dividends and Distributions
From net investment income	(0.52)	(0.14)
From net realized gain on investments	(0.00)	(0.00)
Total distributions	(0.52)	(0.14)
Paid in-capital from redemption fees	0.00 (1)	0.00	(1)
Net asset value – end of period	$9.85	$10.55
Total return	(1.77)%	2.27	%(2)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,263	$35,516
Ratio of expenses to average net assets	0.46%	0.44	% (3)
Ratio of expenses to average net assets without fee waivers	0.73%	1.30	% (3)
Ratio of net investment income/(loss) to average net assets	5.09%	5.13	% (3)
Ratio of net investment income/(loss) to average net assets without fee waivers	4.82%	4.28	% (3)
Portfolio turnover rate	54%	48	% (4)

(1)	Less than $.005 per share.
(2)	Total return not annualized for periods less than one full year.
(3)	Annualized.
(4)
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

(5)	Institutional Class commenced operations on September 28, 2007.

FINANCIAL HIGHLIGHTS

Westcore Colorado Tax-Exempt Fund – Retail Class	Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period June 1, 2006 to December 31, 2006(1)		Year Ended May 31, 2006	Year Ended May 31, 2005	Year Ended May 31, 2004
Net asset value – beginning of the period	$11.04	$11.16	$11.00		$11.32	$11.23	$11.72
Income from investment operations
Net investment income/(loss)	0.42	0.43	0.25		0.42	0.41	0.42
Net realized and unrealized gain/(loss) on investments	(0.56)	(0.12)	0.16		(0.32)	0.10	(0.49)
Total income/(loss) from investment operations	(0.14)	0.31	0.41		0.10	0.51	(0.07)
Dividends and Distributions
From net investment income	(0.42)	(0.43)	(0.25)		(0.42)	(0.42)	(0.42)
From net realized gain on investments	(0.00)	(0.00)	(0.00)		(0.00)	0.00	(0.00)
Total distributions	(0.42)	(0.43)	(0.25)		(0.42)	(0.42)	(0.42)
Paid in-capital from redemption fees	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)	-
Net asset value – end of period	$10.48	$11.04	$11.16		$11.00	$11.32	$11.23
Total return	(1.34)%	2.84%	3.77	%(3)	0.93%	4.55%	(0.59)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$67,206	$57,204	$55,895		$55,529	$59,346	$50,227
Ratio of expenses to average net assets	0.65%	0.65%	0.65	%(4)	0.65%	0.65%	0.65%
Ratio of expenses to average net assets without fee waivers	0.91%	0.95%	0.98	%(4)	0.98%	1.07%	1.11%
Ratio of net investment income/(loss) to average net assets	3.85%	3.84%	3.87	%(4)	3.77%	3.68%	3.67%
Ratio of net investment income/(loss) to average net assets without fee waivers	3.59%	3.54%	3.53	%(4)	3.44%	3.26%	3.21%
Portfolio turnover rate(5)	16%	14%	8%		22%	33%	7%

(1)	Effective December 31, 2006, the Westcore Funds changed their fiscal year end from May 31 to December 31.
(2)	Less than $.005 per share.
(3)	Total return not annualized for periods less than one full year.
(4)	Annualized.
(5)
A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

APPENDIX – BOND RATING CATEGORIES

MOODY’S INVESTORS SERVICE, INC.

Bond Rating	Explanation
Aaa
Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

A
Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

APPENDIX – BOND RATING CATEGORIES

STANDARD & POOR’S RATINGS GROUP, DIVISION OF MCGRAW HILL

Bond Rating	Explanation
AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB
An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C
A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D
An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) – The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NOTES

NOTES

NOTES

WHERE TO FIND MORE INFORMATION

More Fund information is available to you upon request and without charge:

ANNUAL AND SEMI-ANNUAL REPORT

The Annual and Semi-Annual Reports provide additional information about the Funds’ investments, performance and portfolio holdings.  The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI includes additional information about the Funds’ investment policies, organization and management.  It is legally part of this prospectus (it is incorporated by reference).

Investors can get free copies of the Funds’ Annual Report, Semi-Annual Report or SAI.  They may also request other information about the Funds and make shareholder inquiries.

Write to:	Westcore Funds
1290 Broadway
Suite 1100
Denver, CO  80203

By phone:	1-800-392-CORE (2673)

Web:	www.westcore.com

Information about the Funds (including the Funds’ SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC.  Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.  Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Westcore Funds Investment Company Act File No. is 811-03373 Funds distributed by ALPS Distributors, Inc.
WC110

WESTCORE TRUST

Statement of Additional Information

for

Westcore Growth Fund
Westcore MIDCO Growth Fund
Westcore Select Fund
Westcore Blue Chip Fund
Westcore Mid-Cap Value Fund
Westcore Small-Cap Opportunity Fund
Westcore Small-Cap Value Fund
Westcore Micro-Cap Opportunity Fund
Westcore International Frontier Fund
Westcore Flexible Income Fund
Westcore Plus Bond Fund
Westcore Colorado Tax-Exempt Fund

Retail Class and Institutional Class

April 30, 2009

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Funds’ prospectus dated April 30, 2009, as the same is revised from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus for the Retail Class and Institutional Class of each particular Fund.  Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely based upon the information contained herein.  Copies of the Funds’ Prospectus for the Retail Class and Institutional Class may be obtained by calling 1-800-392-CORE (2673) or by writing ALPS Distributors, Inc. (“ADI”) at 1290 Broadway, Suite 1100, Denver, Colorado 80203.  The Financial Statements and Financial Highlights of each of the Funds of the Trust and the report of the Trust’s Independent Registered Public Accounting Firm (the “Independent Auditor”) thereon in this SAI are incorporated by reference from the Funds’ Annual Report, which contains additional performance information and may be obtained without charge by writing the address above or calling the toll-free number above.  No other part of the Annual Report is incorporated herein by reference.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

TABLE OF CONTENTS

Page

THE TRUST	1
INVESTMENT LIMITATIONS	2
TYPES OF INVESTMENTS AND ASSOCIATED RISKS	5
PORTFOLIO TURNOVER & BROKERAGE	34
NET ASSET VALUE	38
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	38
DESCRIPTION OF SHARES	41
ADDITIONAL INFORMATION CONCERNING TAXES	43
MANAGEMENT OF THE FUNDS	47
CUSTODIAN, TRANSFER AGENT, AND BOOKKEEPING AND PRICING AGENT	62
PORTFOLIO MANAGERS	63
EXPENSES	69
DISCLOSURE OF FUND PORTFOLIO HOLDINGS	69
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS	71
COUNSEL	71
CODES OF ETHICS	72
PROXY VOTING POLICIES AND PROCEDURES	72
ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS	72
MISCELLANEOUS	79
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS	A-1
APPENDIX B – SUMMARY OF DENVER INVESTMENTS’ PROXY VOTING POLICY	B-1

THE TRUST

The Westcore Trust (the “Trust”) is a Massachusetts business trust which was organized on December 10, 1985 as an open-end management investment company.  The Trust’s predecessor was originally incorporated in Maryland on January 11, 1982.

The Trust is authorized to issue separate classes of shares representing interests in separate investment portfolios.  This SAI pertains to the Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Value Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Frontier Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund (each, a “Fund” and collectively, the “Funds”).  The Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Value Fund, Westcore Micro-Cap Opportunity Fund and Westcore International Frontier Fund are sometimes referred to as the “Westcore Equity Funds.”  The Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund are sometimes referred to as the “Westcore Bond Funds.”  The Westcore Funds offer both Retail and Institutional Classes in this SAI, except the Westcore Mid-Cap Value Fund, Westcore Select Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Frontier Fund and Westcore Colorado Tax-Exempt Fund, which only offer the Retail Class.  For information concerning any investment portfolios offered by the Trust, contact ADI at 1290 Broadway, Suite 1100, Denver, Colorado 80203 or call 1-800-392-CORE (2673).

INVESTMENT LIMITATIONS

The Funds (other than the Westcore Select Fund and Westcore Colorado Tax-Exempt Fund, which are non-diversified) are diversified portfolios of the Trust.

The Prospectus for the Funds describes the Funds’ investment objectives.  The following information supplements and should be read in conjunction with the description of the investment objectives, principal strategies and principal risks for each Fund in the Prospectus.

The following investment limitations are “fundamental” limitations, unless otherwise noted, which means a Fund may not change any of them without the approval of a majority of the holders of the Fund’s outstanding shares (as defined under “Miscellaneous” below). Unless expressly stated in the Prospectus or the SAI, the other investment restrictions contained in the Prospectus or SAI are not fundamental limitations.

The Westcore Equity or Westcore Bond Funds (other than the Colorado Tax-Exempt Fund and Select Fund) may not:

1.           Except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder or applicable orders of the U.S. Securities and Exchange Commission (the “SEC”), and any applicable exemptive relief, and as such statute, rules, regulations or orders may be amended from time to time,  purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations.

2.         Purchase or sell real estate, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.  The Fund may also purchase and sell securities of issuers that deal in real estate and may purchase and sell securities that are secured by interests in real estate.

3.         Act as an underwriter of another company’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) in connection with the purchase and sale of securities owned by the Fund.

4.         Borrow money or issue senior securities, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.  As a non-fundamental investment limitation, the Fund may not borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund’s total assets at the time of such borrowing.  No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 10% of its total assets are outstanding.  Securities held in escrow or separate accounts in connection with a Fund’s investment practices described in this SAI or the Prospectus are not deemed to be pledged for purposes of this limitation.

5.         Make loans, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations and orders may be amended from time to time.

6.         Purchase or sell commodities, commodities contracts, futures contracts, options or forward contracts, except to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time.

7.         Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time.

For the purposes of limitation No. 5, permissible lending activities include the lending of portfolio securities subject to and in accordance with policies adopted by the Board of Trustees.

For the purposes of limitation No. 7, the Trust currently intends to use the Bloomberg Industry Subgroups classification titles. The Trust may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the Trust does not assign a classification. In light of the current state of these regulatory requirements, each Fund does not concentrate 25% or more of its total assets in any particular industry or group.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.  Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above.  The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage because of a change in the value of the Fund’s portfolio securities generally will not constitute a violation, except for the limits on borrowing and illiquid investments.

The Westcore Growth Fund and Westcore Plus Bond Fund may not:

1.      Purchase or sell real estate, except that each Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.

2.      Purchase securities of companies for the purpose of exercising control.

3.      Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

4.      Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as the Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

5.      Write or sell put options, call options, straddles, spreads or any combination thereof, except for transactions in options on securities, futures contracts and options on futures contracts.

6.      Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund’s total assets at the time of such borrowing.  No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.  Securities held in escrow or separate accounts in connection with a Fund’s investment practices described in this SAI or the Prospectus are not deemed to be pledged for purposes of this limitation.

7.      Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

8.      Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to each Fund’s transactions in futures contracts and related options, and (b) each Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

9.      Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, and may enter into futures contracts and related options.

10.           Purchase any securities that would cause 25% or more of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (d) asset-backed securities are considered an industry.

For the purpose of limitation No. 3 above, the phrase “otherwise permitted by the 1940 Act” includes investments that are permitted under Section 12(d) of the 1940 Act and any rules promulgated or exemptive orders issued in connection with that section of the 1940 Act.

For purposes of limitation No. 7 above, “total assets” includes the value of the collateral for the securities loans.

For the purposes of limitation No. 10 above, the Trust currently intends to use the Bloomberg Industry Subgroups classification titles. The Trust may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the Trust does not assign a classification.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.  Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above.  The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage because of a change in the value of the Fund’s portfolio securities generally will not constitute a violation, except for the limits on borrowing and illiquid investments.

The Westcore Colorado Tax-Exempt Fund may not:

1.      Under normal circumstances, invest less than 80% of the value of its net assets, including the amount of any borrowings for investment purposes, in investments the income on which is exempt from federal income tax. For purposes of this investment limitation, investments the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable.

2.      Under normal circumstances, invest less than 80% of the value of its net assets, including the amount of any borrowings for investment purposes, in investments the income on which is exempt from Colorado state income tax.

3.      As a non-fundamental policy, write or sell put options, call options, straddles, spreads or any combination thereof.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.  Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above.  The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage because of a change in the value of the Fund’s portfolio securities generally will not constitute a violation, except for the limits on borrowing and illiquid investments.

TYPES OF INVESTMENTS AND ASSOCIATED RISKS

The Funds’ principal investment strategies and risks are described in each Fund’s Prospectus.  The following details the types of investments and certain strategies and risks that may apply to a Fund. Each Fund reserves the right to invest in other types of securities not described herein as long as they are not precluded by policies discussed elsewhere in the Prospectus and/or this SAI.

Asset-Backed Securities (Westcore Bond Funds other than the Westcore Colorado Tax-Exempt Fund)

These Funds may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. Asset-backed securities are issued by either governmental or non-governmental entities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another.  Primarily, these securities do not have the benefit of the same security interest in the underlying collateral.  Payment on asset-backed securities of private issues is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, subordination, over collateralization or a reserve account.  Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations and credit card receivables.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  The Funds may also invest in other types of asset-backed securities that may be available in the future.

The calculation of the average weighted maturity of asset-backed securities is based on estimates of average life. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.  Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  Payments of both interest and principal on the securities are typically made monthly, thus in effect “passing through” monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities.  Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Collateralized Debt Obligations (Westcore Bond Funds, other than the Westcore Colorado Tax-Exempt Fund)

The Westcore Bond Funds are subject to additional risks in that each may invest in collateralized debt obligations (“CDOs”). CDOs are typically separated into tranches representing different degrees of seniority for repayment.  The top tranche of CDOs, which represents the highest credit quality in the pool, has the greatest seniority and pays the lowest interest rate.  Lower CDO tranches represent lower degrees of seniority and pay higher interest rates to compensate for the attendant risks.  The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate.  The return on the bottom tranche of CDOs is especially sensitive to the rate of defaults in the collateral pool.  These securities are often purchased in private placement transactions, including securities exempt from registration under Rule 144A of the 1933 Act, and may have restrictions on resale making the Fund subject to greater levels of liquidity risk than other bond funds that do not invest in such securities. The market values of CDOs may be more volatile than those of conventional debt securities.

Corporate Debt Securities (Westcore Bond Funds, other than the Westcore Colorado Tax-Exempt Fund)

Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

Derivative Instruments (All Funds other than the Westcore Colorado Tax-Exempt Fund, unless noted otherwise)

The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.  Derivatives include, but are not limited to, options, futures and options on futures (see additional disclosure below).

The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the underlying asset, index or security on which the derivative is based. Derivatives are highly specialized instruments that require investment and analysis techniques different from those associated with standard securities. Using derivatives requires an understanding not only of the underlying asset, index or interest rate, but of the derivative instrument itself, without the benefit of observing the performance of the derivative under all potential market conditions. The Funds, as described in more detail below, may invest in various types of derivatives for the purpose of hedging, risk management, seeking to reduce transaction costs, or otherwise seeking to add value to the Funds. However, there is no guarantee that a particular derivative strategy will meet these objectives. The Funds will not use derivatives solely for speculative purposes.

In addition to the risks associated with specific types of derivatives as described below, derivates may be subject to the following risks: (1) Counterparty risk: the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms; (2) Liquidity risk: the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding a buyer or seller; (3) Pricing or Valuation risk: the risk that a derivate may not be correctly priced within a portfolio due to the fluctuating nature of the underlying asset, index or rate; (4) Correlation Risk: the risk that the fluctuations in value of a derivate will not correlate perfectly with that of the underlying asset, index or rate; and (5) gains and losses on investments in options and futures depend on the ability of Denver Investment Advisors LLC, doing business as Denver Investments (the “Advisor” or “Denver Investments”) to correctly predict the direction of securities prices, interest rates and other economic factors.

The SEC takes the position that transactions that are functionally similar to borrowings or that create leverage exposures can be viewed as issuances of “senior securities” by a Fund. To prevent such transactions being viewed as “senior securities” subject to the 1940 Act prohibition, a Fund may (1) maintain an offsetting investment; (2) segregate liquid assets equal to the value of the Funds’ potential exposure under the leveraged transactions; or (3) maintain other “cover” for the transaction as provided by SEC guidance. Fund transactions subject to the “senior security” prohibition are marked-to-market daily to assure that liquid assets equal to the potential exposure created by these transactions are maintained. These “cover” requirements may require that securities be sold or purchased in adverse market conditions. Further, maintaining segregated assets to cover “senior securities” transactions may result in such securities being unavailable for other investment purposes or to satisfy redemptions.

Credit Default Swaps (Westcore Bond Funds, other than Westcore Colorado Tax-Exempt Fund).  The Funds may enter into credit default swap agreements for investment purposes and to add leverage to their portfolios.  As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, a Fund would keep the stream of payments and would have no payment obligations.  As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in their portfolios, in which case such Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

The Funds may enter into credit default swap transactions as either a purchaser or seller up to 5% of the Fund’s net assets in aggregate based on the transaction notional amounts. The funds will only enter into credit default swap transaction with counterparties approved by the Board with ratings at least A1/A+ at the time of the transaction.

Futures.  Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price.  An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time.  A futures contract may be based on interest rates, various securities (such as U.S. Government securities or a single stock (“security future”)), securities indices (“stock index future”), foreign currencies, and other financial instruments and indices.  The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Futures contracts entered into by the Funds (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the Commodity Futures Trading Commission (“CFTC”) or, with respect to certain funds, on foreign exchanges.  Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges.  A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.  For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s or SEC’s regulations and other federal securities laws and regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange.  In particular, the Funds’ investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

The Funds may invest in aggregate up to 5% of each Fund’s assets in initial margin deposits and premiums paid for related options, except in cases where the transaction is intended for hedging purposes, in which all other “cover” requirements will be maintained.

Futures Contracts on Foreign Currencies.  To the extent the Funds invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return or to hedge against changes in currency exchange rates.  A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars.  Foreign currency futures may be used by the Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.  For example, the Funds may take a “short” position to seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Funds’ portfolio securities.  On other occasions, the Funds may take a “long” position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

Margin Payments.  Unlike when the Funds purchase or sell a security, no price is paid or received by the Funds upon the purchase or sale of a futures contract.  Initially, the Funds will be required to deposit with the broker or in a segregated account with the Funds’ custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract.  This amount is known as initial margin.  The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.  Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied.  Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  For example, when the Funds has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Funds will be entitled to receive from the broker a variation margin payment equal to that increase in value.  Conversely, where the Funds has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Funds would be required to make a variation margin payment to the broker.  At any time prior to expiration of the futures contract, the Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, that will operate to terminate the Funds’ position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid by or released to the Funds, and the Funds realizes a loss or gain.

Options. The Funds may purchase put and call options and may write covered call and secured put options issued by the Options Clearing Corporation that are listed on a national securities exchange.  Such options may relate to particular securities or to various stock or bond indexes, except that the Funds may not write covered call options on an index.

A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option.  Writing a secured put option means that the Funds maintains in a segregated account with its custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period.  A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option.  Writing a covered call option means that the Funds owns or has the right to acquire the underlying security, subject to call at the stated exercise price at all times during the option period.  Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the index.

Options purchased by a Fund will not exceed 5% of its net assets and options written by a Fund will not exceed 25% of its net assets.

In order to close out call or put option positions, the Funds will be required to enter into a “closing purchase transaction” – the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote.  When a portfolio security subject to a call option is sold, the Funds will effect a closing purchase transaction to close out any existing call option on that security.  If the Funds are unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Funds deliver the underlying security upon exercise.

By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit.  In addition, a Fund is not able to sell the underlying security until the option expires or is exercised or a Fund effects a closing purchase transaction by purchasing an option of the same series.  If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option.  The use of covered call and secured put options will not be a primary investment technique of the Funds.  If the Advisor is incorrect in its forecast for the underlying security or other factors when writing options, the Funds would be in a worse position than it would have been had the options not been written.

In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option.  The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

When the Funds purchase a put or call option, the premium paid by it is recorded as an asset of the Funds.  When the Funds writes an option, an amount equal to the net premium (the premium less the commission) received by the Funds is included in the liability section of the Funds’ statement of assets and liabilities as a deferred credit.  The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written.  The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices.  If an option purchased by the Funds expires unexercised, the Funds realize a loss equal to the premium paid.  If the Funds enters into a closing sale transaction on an option purchased by it, the Funds will realize a gain if the premium received by the Funds on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.  If an option written by the Funds expires on the stipulated expiration date or if the Funds enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated.  If an option written by the Funds is exercised, the proceeds of the sale will be increased by the net premium originally received and the Funds will realize a gain or loss.  Options with no active secondary market will be included in the calculation of the Funds’ illiquid assets.

Options on Futures Contracts. The Funds may purchase options on the futures contracts described above.  A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option.  Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.  Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market).  In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.  Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.  In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract.  Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs).  The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

Security Futures Contracts.  The Funds may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices.  When securities prices are falling, the Funds can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities.  When securities prices are rising, the Funds can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it effects anticipated purchases.  For example, the Funds may take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Funds’ portfolio securities.  On other occasions, the Funds may take a “long” position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Funds enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Funds’ securities portfolio.  When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.  On the other hand, any unanticipated appreciation in the value of the Funds’ portfolio securities would be substantially offset by a decline in the value of the futures position.

Stock Index Futures Contracts.  A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included.  Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index.  In contrast, there are also futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks.

The Funds will sell index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline.  The Funds may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold.  Conversely, the Funds will purchase index futures contracts in anticipation of purchases of securities.  In a substantial majority of these transactions, the Funds will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Funds may utilize stock index futures contracts in anticipation of changes in the composition of its holdings.  For example, in the event that the Funds expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group.  The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

Structured Securities (Westcore Bond Funds other than the Westcore Colorado Tax-Exempt Fund). The Funds may invest in structured securities such as equity-linked structured notes.  Equity-linked structured notes are derivative securities that are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form.  The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions.  Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form.  An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities.  There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right.  In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities.  Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators.  Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates).  Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments.  A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Dollar Roll Transactions (Westcore Bond Funds other than the Westcore Colorado Tax-Exempt Fund)

Each Fund may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. Each Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the even the buyer of securities under a dollar roll transaction becomes insolvent, the Fund’s use of proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Each Fund will engage in dollar roll transactions solely for the purpose of acquiring securities for its portfolio and not for investment leverage.

Equity Securities (All Funds except Westcore Colorado Tax-Exempt Fund)

Equity securities generally include common stocks, preferred stocks, securities convertible into common or preferred stocks, warrants to purchase common or preferred stocks and other depositary receipts or foreign equivalents of common or preferred stocks.

Common stocks represent shares of ownership in a company and usually carry voting rights but no guarantee of dividend payments. Preferred stocks generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stocks generally do not carry voting rights.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of weeks, months or years or indefinitely.

Foreign Currency Exchange Transactions (All Funds other than the Westcore Colorado Tax-Exempt Fund)

The Funds may buy and sell securities and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time.  The Funds will purchase foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts.  Under a forward currency exchange contract, the Funds would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future.  Forward currency exchange contracts establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  These contracts generally have no deposit requirement and are traded at a net price without commission.  Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Funds’ portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline.  In addition, because there is a risk of loss to the Funds if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Board.

Forward foreign currency exchange contracts allow the Funds to hedge the currency risk of portfolio securities denominated in a foreign currency.  This technique permits the assessment of the merits of a security to be considered separately from the currency risk.  It is thereby possible to focus on the opportunities presented by the security apart from the currency risk.  Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision.  Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

The Funds may maintain “short” positions in forward foreign currency exchange transactions whereby the Funds would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price.  This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes.  In order to ensure that the short position is not used to achieve leverage with respect to the Funds’ investments, the Funds would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.

Illiquid Securities (All Funds)

A Fund will not knowingly invest more than fifteen percent (15%) of the value of its net assets in securities that are illiquid.  The Funds consider illiquid securities to be those securities which the Advisor does not believe could be sold in an orderly transaction within seven business days.  Illiquid securities include certain securities that are not registered under the Securities Act (“restricted securities”), certain unrestricted securities with limited daily trading volume, as well as repurchase agreements, securities loans and time deposits that are not terminable within seven days and certain municipal leases.  A security’s illiquidity might prevent the sale of the security at a time when the Advisor might wish to sell.  A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Funds management or performance.  In addition, these securities could have the effect of decreasing the overall level of a Fund’s liquidity.  Further, the lack of an established secondary market may make it more difficult to value illiquid securities.

Restricted securities will be subject to the 15% limitation unless the Advisor, under the supervision of the Board, determines that a liquid trading market exists.  However, there can be no assurance that a liquid market will exist for any security at a particular time.

Restricted securities may be purchased by institutional buyers under Rule 144A.  Therefore, the purchase of restricted securities could have the effect of increasing the level of illiquidity of the Funds during periods that qualified institutional buyers become uninterested in purchasing these securities.

The Advisor monitors the liquidity of restricted securities in each of the Funds’ portfolios under the supervision of the Board.  In reaching liquidity decisions, the Advisor may consider the following factors, although such factors may not be determinative: (a) the unregistered nature of a 144A security; (b) the frequency of trades and quotes for the 144A security; (c) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers; (d) dealer undertakings to make a market in the 144A security; (e) the nature of the 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the 144A security, the method of soliciting offers and the mechanics of the transfer); and (f) the trading markets for the 144A security.

Investment Companies (All Funds, with certain exceptions)

The Funds may purchase securities issued by other investment companies that invest in high quality, short-term debt securities that determine their NAV per share on the amortized cost or penny-rounding method (i.e., money market funds). In addition, all the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest in other investment companies that invest in a manner consistent with each Fund’s investment objective, generally through the use of exchange-traded funds (“ETFs”). The Funds will limit its investments in accordance with restrictions imposed by the 1940 Act so that, to the extent required by law, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds. These restrictions do not apply to investments by the Funds in investment companies that are money market mutual funds to the extent that those investments are made in accordance with applicable exemptive rules or authority.

As a shareholder of another investment company, the Funds would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by Shareholders. The Funds’ investments in investment companies may include various ETFs, subject to the Funds’ investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Portfolio can generate brokerage expenses.

Investments with Non-U.S. Exposure (All Funds other than the Westcore Colorado Tax-Exempt Fund)

The Funds’ investments may be in securities that are issued by non-U.S. domiciled issuers, non-U.S. traded securities, securities of issuers directly or indirectly exposed to the risks associated with non-U.S. countries including emerging markets, and/or U.S. traded and non-U.S. traded depositary receipts.  A single investment may be classified under more than one of these categories, each of which entails consideration of certain risk factors that may have an adverse impact on the Funds’ performance.

Non-U.S. Issuers.  Westcore Funds defines “non-U.S. issuers” as foreign governments (or any political subdivision, agency, authority or instrumentality of such government) or if the issuer is organized under the laws of a non-U.S. country.

There may be less publicly available information about non-U.S. issuers than U.S. issuers.  Non-U.S. issuers may not be subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to U.S. issuers.  Non-U.S. issuers may be subject to rules and regulations, including taxation, that differ significantly from those that apply to U.S. issuers.

In addition, there may be less government regulation of non-U.S. issuers than those issuers domiciled in the United States, and the legal remedies for investors in non-U.S. domiciled issuers may be more limited than the remedies available to those issuers domiciled in the United States.  Furthermore, with respect to certain foreign countries, there are risks of political, economic or social instability or diplomatic developments which could adversely affect investments in companies domiciled in those countries.  For example, securities of companies domiciled in certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments.  These companies may also be subject to greater risk of expropriation of private industry and, thus, a partial or total loss of a Fund’s investment in such securities.

Non-U.S. Traded Securities.  Westcore Funds defines “non-U.S. traded securities” as those securities of U.S. issuers and non-U.S. issuers that trade in foreign currency and/or exclusively on one or more exchanges located outside of the United States.  Non-U.S. traded securities may be subject to special risks associated with trading on a non-U.S. exchange and being denominated in a foreign currency.

Except for the International Frontier Fund, which may invest an unlimited amount in non-U.S. traded securities, each of the Equity Funds may invest up to 10% of its assets in non-U.S. traded securities. The Westcore Flexible Income Fund and Westcore Plus Bond Fund may invest up to 25% of its assets in non-U.S. dollar denominated securities. There are risks and costs involved in investing in non-U.S. traded securities (including securities issued by foreign governments), which are in addition to the usual risks inherent in securities that trade on a U.S. exchange and are denominated in U.S. dollars.  Investments in non-U.S. traded securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments.  Non-U.S. traded securities may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability, less government regulation, less public information, security registration requirements and less comprehensive security settlement procedures and regulations.  Future political and economic developments, and the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect these securities.    These and other factors could make it difficult to effect transactions, potentially causing the Funds to experience losses or miss investment opportunities.

Emerging Markets and Developing Countries.  The Funds may invest either directly or indirectly in countries with emerging markets and developing countries.  The risks associated with emerging market investments may be different from or greater than the risks associated with investing in developed countries.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital.  Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Funds.  Certain developing countries also may face serious currency exchange constraints.

In addition, there is generally less government supervision and regulation of exchanges, brokers, financial institutions, custodians and issuers in these countries than there is in the United States.

Governments of some developing countries exercise substantial influence over many aspects of the private sector.  In some countries, the government owns or controls many companies, including the largest in the country.  As such, government actions in the future could have a significant impact on economic conditions in developing countries in these regions, which could affect private sector companies, a Fund, and the value of its securities.  Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments.  Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Depositary Receipts.  Investments in non-U.S. securities may be in the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities (together, “depositary receipts”).  These securities may not be denominated in the same currency as the securities they represent.  ADRs are receipts typically issued by a United States bank or trust company and evidence ownership of underlying non-U.S. domiciled securities.  EDRs and GDRs are receipts issued by a non-U.S. bank or financial institution evidencing ownership of underlying U.S. or non-U.S. domiciled securities.   Depositary receipts that trade on a non-U.S. exchange, such as EDRs and GDRs, will be considered non-U.S. traded securities for purposes of the 10% investment limitation.

Unsponsored depositary receipts may be created without the participation of the foreign issuer.  Holders of these depositary receipts generally bear all of the costs of the depositary facility, whereas foreign issuers typically bear certain costs in a sponsored facility.  The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  The lack of information may result in inefficiencies in the valuation of such instruments.

Investments in ADRs do not eliminate all of the risks of trading in non-U.S. domiciled and non-U.S. traded securities.  The market value of ADRs is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted.  However, by investing in depositary receipts, such as ADRs, a Fund may avoid currency risks during the settlement period for purchases and sales.

Other Investments Potentially Affected By Foreign Exposure.  Securities of certain issuers that are domiciled in the United States and trade on a U.S. exchange but have significant operations or relationships in countries other than the United States may be subject to some or all of the risks described above, to the extent of such operations and relationships.

Lower-Rated Securities (All Funds other than the Westcore Colorado Tax-Exempt Fund)

Investments in issuers of securities rated below investment grade (commonly known as “junk bonds”) are considered to be more speculative than securities rated investment grade and higher.  Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers.  As a result, the market price of such securities, and the net asset value of a Funds’ shares, may be particularly volatile.  There are particular risks associated with these securities, including:  (a) the relative youth and growth of the market; (b) their greater sensitivity to interest rate and economic changes, which could negatively affect their value and the ability of issuers to make principal and interest payments; (c) the relatively low trading market liquidity for the securities, which may adversely affect the price at which they could be sold; (d) a greater risk of default or price changes because of changes in the issuer’s creditworthiness; (e) the adverse impact that legislation restricting lower-rated securities may have on their market; (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Funds may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; and (g) the creditworthiness of issuers of such securities.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest obligations, to meet projected business goals and to obtain additional financing.  An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest.  If the issuer of a lower-rated debt obligation held by the Funds defaulted, the Funds could incur additional expenses to seek recovery. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Funds’ net asset value per share.

In certain circumstances it may be difficult to determine a lower-rated security’s fair value due to a lack of reliable objective information.  This may occur where there is no established secondary market for the security or the security is thinly traded.  As a result, a Fund’s valuation of such a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may adversely affect the value and liquidity of lower-rated securities held by the Funds, especially in a thinly-traded market.  Illiquid or restricted securities held by the Funds may involve special registration responsibilities, liabilities, costs and valuation difficulties.

The ratings of Rating Agencies evaluate the safety of a lower-rated security’s principal and interest payments, but do not address market value risk.  Because the ratings of the Rating Agencies may not always reflect current conditions and events, the Advisor continuously monitors the issuers of lower-rated securities held in a Fund’s portfolio for their ability to make required principal and interest payments.  If a security undergoes a rating revision, the Funds involved may continue to hold the security if the Advisor decides this is appropriate.

Master Limited Partnerships (All Funds other than the Westcore Colorado Tax-Exempt Fund)

A master limited partnership is a limited partnership in which the ownership units are publicly traded. Master limited partnership units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Master limited partnerships often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Additionally, since master limited partnerships generally conduct business in multiple states the Funds can be subject to income or franchise tax in each of the states in which the partnership does business.  The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact a Fund’s return on its investment in the master limited partnership.

Money Market Instruments (All Funds)

The Funds may invest from time to time in “money market instruments” such as bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including instruments issued or supported by the credit of U.S. or foreign banks.  Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Advisor deems the instrument to present minimal credit risks, these investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.  Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.  Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed twenty percent and twenty-five percent respectively, of the Funds’ total assets at the time of purchase.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers.  Investments by the Funds in commercial paper and similar corporate obligations will consist of issues that are rated within the three highest Short-Term Credit Ratings as presented in Appendix A.

The Funds may invest in short-term funding agreements.  A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser.  Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time.  A funding agreement may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period.  The Funds intend to invest only in funding agreements that have a put feature which may be exercised on seven days’ notice.

Mortgage-Related Securities (Westcore Bond Funds other than the Westcore Colorado Tax-Exempt Fund)

Mortgage-Backed Securities Generally.  Mortgage-backed securities held by the Westcore Bond Funds represent an ownership interest in a pool of residential mortgage loans.  These securities are designed to provide monthly payments of interest and principal to the investor.  The mortgagor’s monthly payments to his lending institution are “passed-through” to an investor such as the Funds.  Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment.  The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuers or poolers so that they can meet their obligations under the policies.  Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid.  Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred.  Some mortgage-backed securities are described as “modified pass-through.”  These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The Funds may purchase mortgage-related securities that are secured by entities such as Government National Mortgage Association (“GNMA”), Fannie Mae, Freddie Mac, commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue.  Mortgage-related securities include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) that are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-related securities also include Fannie Mae guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.  Fannie Mae is a government-sponsored organization owned entirely by private stockholders.  Fannie Mae guaranteed Mortgage Pass-Through Certificates are guaranteed as to timely payment of principal and interest by Fannie Mae.  Mortgage-related securities include Freddie Mac Mortgage Participation Certificates (also known as “PCs”).  Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by private stockholders.  Freddie Mac PCs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.  Freddie Mac PCs entitle the holder to timely payment of interest, which is guaranteed by the Freddie Mac.  Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Mortgage-backed securities and other securities issued by participants in housing finance and real estate-related markets have experienced extraordinary recent weakness. On September 6, 2008, the Federal Housing Finance Authority (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship under its authority with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. The effect that this conservatorship will have on these entities’ debt and equities is unclear, and no assurance can be given that any steps taken by the FHFA or the U.S. Treasury with respect to Fannie Mae or Freddie Mac will succeed.

Underlying Mortgages.  Pools consist of whole mortgage loans or participations in loans.  The majority of these loans are made to purchasers of one to four family homes.  The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools.  For example, in addition to fixed-rate, fixed-term mortgages, the Bond Funds may purchase pools of variable rate mortgages (“VRM”), growing equity mortgages (“GEM”), graduated payment mortgages (“GPM”) and other types where the principal and interest payment procedures vary.  VRMs are mortgages that reset the mortgage’s interest rate periodically with changes in open market interest rates.  To the extent that a Fund is actually invested in VRMs, its interest income will vary with changes in the applicable interest rate on pools of VRMs.  GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage.  These different interest and principal payment procedures should not impact the Funds’ net asset value since the prices at which these securities are valued will reflect the payment procedures.

All poolers apply standards for qualification to local lending institutions that originate mortgages for the pools.  Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools.  In addition, some mortgages included in pools are insured through private mortgage insurance companies.

Each Fund may invest in multiple class pass-through securities, including CMOs and Real Estate Mortgage Investment Conduits (“REMICs”) Certificates.  These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including GNMA, Fannie Mae and Freddie Mac, or issued by trusts formed by private originators of, or investors in, mortgage loans.  In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities.  Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests, which in general are junior and more volatile than regular interests.  Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer.  The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.  There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.  If a Fund purchases a mortgage-related security at a premium, that amount may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral.  As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates.  However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates.  For this and other reasons, a mortgage-related security’s maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security’s return to a Fund.  Mortgage-related securities provide regular payments consisting of interest and principal.  No assurance can be given as to the return a Fund will receive when these amounts are reinvested.  The compounding effect from reinvestment of monthly payments received by the Funds will increase their respective yields to shareholders, compared to bonds that pay interest semi-annually.

CMOs may involve additional risks other than those found in other types of mortgage-related obligations.  During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to a Fund based on the Fund’s analysis of the market value of the security.

As new types of mortgage-backed securities are developed and offered in the market, the Trust may consider making investments in such new types of securities.

Real Estate Investment Trusts (“REITs”) (All Funds other than the Westcore Colorado Tax-Exempt Fund)

The Funds may invest in equity and/or debt securities issued by equity and mortgage REITs, which are real estate investment trusts.  Equity REITs invest directly in real property.  Mortgage REITs invest in mortgages on real property.

REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income.  Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of these investments.  In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended.  REITs are also heavily dependent on cash flow and are subject to the risk that borrowers may default.

A pro rata portion of REIT fees and expenses will be borne by a Fund’s shareholders.  These fees and expenses are in addition to fees charged directly to the Funds in connection with their operations.

Repurchase Agreements (All Funds)

In a repurchase agreement, the Funds agrees to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Funds will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Advisor.  During the term of any repurchase agreement, the Advisor will monitor the creditworthiness of the seller and the seller must maintain the value of the securities subject to the agreement and held by the Funds as collateral at one hundred and one percent of the repurchase price.

Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, the Funds does not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days after notice by the Funds.  If, in the future, the  Funds was to enter into repurchase agreements with deemed maturities in excess of seven days, the Funds would do so only if such investment, together with other illiquid securities, did not exceed fifteen percent of the value of the Funds’ net assets.

The repurchase price under repurchase agreements entered into by the Funds generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).  Securities subject to repurchase agreements are held by the Funds’ custodian or in the Federal Reserve/Treasury book-entry system.

Restricted Securities (All Funds)

The Funds may invest in restricted securities which are securities subject to legal or contractual restrictions on resale.  These may include private placements of equity securities issued by issuers who have outstanding, publicly traded equity securities of the same class (“private investment in public equity” or “PIPES”).  In many cases, PIPES are subject to contractual restrictions on resale.  As a result of the absence of a public trading market for the PIPES, they may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Funds or less than their fair market value.  If any privately placed securities held by the Funds are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expenses of registration.  The Funds’ investments in PIPES may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict a Fund’s ability to conduct portfolio transactions in such securities.  PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that registration will remain in effect.

The Funds may also invest in restricted securities that can be offered and sold under Rule 144A of the Securities Act.  Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  However, the purchase of restricted securities could have the effect of increasing the level of illiquidity of a Fund during periods that qualified institutional buyers become uninterested in purchasing these securities.  Thus, restricted securities will be subject to the 15% limitation on illiquid securities unless the Advisor, under the supervision of the Board, determines that a liquid trading market exists.  Additionally, from time to time under certain market conditions, these deemed liquid restricted securities may be subsequently reviewed and deemed illiquid based on such market conditions.

Reverse Repurchase Agreements (All Funds)

The Funds may borrow for temporary purposes by entering into reverse repurchase agreements.  Under these agreements, the Funds sells portfolio securities to financial institutions and agrees to buy them back later at an agreed upon time and price. When the Funds enters into a reverse repurchase agreement, it maintains in a separate custodial account cash, U.S. Government obligations or other liquid high-grade debt obligations that have a value at least equal to the repurchase price.

Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. In addition, the value of portfolio securities the Funds sells may decline below the price it must pay when the transaction closes.  Reverse Repurchase Agreements also involve leveraging.  If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds’ outstanding shares will decline in value by proportionately more than the decline in value of the securities.

As reverse repurchase agreements are deemed to be borrowings by the SEC, the Funds is required to maintain continuous asset coverage of three hundred percent.  Should the value of the Funds’ assets decline below three hundred percent of borrowings, the Funds may be required to sell portfolio securities within three days to reduce the Funds’ debt and restore three hundred percent asset coverage.

Rights Offerings and Warrants to Purchase (All Funds)

The Funds may participate in rights offerings and may purchase warrants.  These instruments are privileges enabling the owners to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that the Funds involved could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants.  Also, the purchase of rights or warrants involves the risk that the effective price paid for them, when added to the subscription price of the related security, may exceed the value of the subscribed security’s market price.  This could occur when there is no movement in the level of the underlying security.

Securities Lending (All Funds other than the Westcore Colorado Tax-Exempt Fund)

The Funds may lend its portfolio securities to institutional investors as a means of earning additional income.  Such loans must be continuously secured by certain liquid, high-grade collateral equal at all times to at least the market value of the securities loaned.  Securities loans will be made only to borrowers deemed by the Advisor to present minimal credit risks and when, in its judgment, the income to be earned from the loan justifies the possible risks.

When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations.  Cash collateral also may be invested in privately-placed interests in a trust or other entity, which may be affiliated, that invests solely in the instruments permitted for investment of cash collateral.  Such investments are further described under the caption “Securities Issued by Other Investment Companies; Other Entities Investing in Money Market Instruments.”  Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, these loans may be called at any time, including if a material event affecting the investment were to occur.

Collateral for such securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities or an irrevocable letter of credit issued by a bank that meets the investment standards of the Funds and whose securities are eligible for purchase under the objectives, policies and limitations of the Funds.

Stand-By Commitments (Westcore Colorado Tax-Exempt Fund)

The Westcore Colorado Tax-Exempt Fund may acquire stand-by commitments with respect to Tax-Exempt Obligations held in its portfolio.  Under a stand-by commitment, a dealer or bank agrees to purchase from the Westcore Colorado Tax-Exempt Fund, at the Westcore Colorado Tax-Exempt Fund’s option, specified Westcore Colorado Tax-Exempt Obligations at a specified price.  The amount payable to the Westcore Colorado Tax-Exempt Fund upon its exercise of a stand-by commitment is normally (i) the Tax-Exempt Fund’s acquisition cost of the Tax-Exempt Obligations (excluding any accrued interest that the Westcore Colorado Tax-Exempt Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Westcore Colorado Tax-Exempt Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.  Stand-by commitments may be sold, transferred or assigned by the Westcore Colorado Tax-Exempt Fund only with the underlying instrument.

The Westcore Colorado Tax-Exempt Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers that, in the Advisor’s sole opinion, present minimal credit risks.  The Westcore Colorado Tax-Exempt Fund’s reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Tax-Exempt Obligations that are subject to the commitment.  In evaluating the creditworthiness of the issuer of a stand-by commitment, the Advisor will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information.

The Westcore Colorado Tax-Exempt Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.  The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Tax-Exempt Obligations, which would continue to be valued in accordance with the Fund’s normal method of valuation.

Tax-Exempt Obligations (Westcore Bond Funds)

Tax-Exempt Obligations include “general obligation” securities, “revenue” securities, private activity bonds and “moral obligation” securities.  General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power.  Revenue securities are payable only from the revenues derived from a particular facility, the proceeds of a special excise tax or another specific revenue source such as the user of the facility being financed.  Private activity bonds (e.g., bonds issued by industrial development authorities) are issued by or on behalf of public authorities to finance various privately-operated facilities.  Such bonds are included within the term “Tax-Exempt Obligations” only if the interest paid thereon is exempt from regular federal income tax. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.  Moral obligation securities are normally issued by special purpose public authorities.  If the issuer is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Within the types of Tax-Exempt Obligations described above there are other categories, including municipal leases, which are often sold in the form of certificates of participation.  These obligations are issued by state and local governments or authorities to finance the acquisition or construction of equipment and facilities.  Certain of these obligations present the risk that a municipality may not have the funds approved or “appropriated” by a governing body for the lease payments.  Moreover, lease obligations may be limited by municipal charter or other provisions that do not permit acceleration of the lease obligation upon default.  Because certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances, they may not be as liquid or marketable as other types of Tax-Exempt Obligations.

There are variations in the quality of Tax-Exempt Obligations both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, any inherent structural features (e.g., call features, sinking fund, pre-refunded, escrowed) and the rating of the issue.

Payment on Tax-Exempt Obligations relating to certain projects may be secured by mortgages or deeds of trust.  In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations. In the event of a foreclosure, collection of proceeds may be delayed and may not be sufficient to pay the principal or accrued interest on the defaulted Tax-Exempt Obligations.

Certain investments of the Funds may be subject to the federal alternative minimum tax.  These securities are not considered to be Tax-Exempt Obligations for purposes of the Fund’s policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Tax-Exempt Obligations.

Temporary Defensive Positions (All Funds)

The Westcore Funds may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  Such investments may include short-term debt securities, cash and cash equivalents.  If any Fund takes a temporary position at the wrong time, the position could have an adverse impact on that Fund’s performance and the Fund may not achieve its investment objective.  Each Fund reserves the right to invest all of its assets in temporary defensive positions.

Trust Preferred Securities (Westcore Bond Funds)

The Westcore Bond Funds are subject to additional risks in that each may invest in trust preferred securities. Trust preferred securities are limited-life preferred securities which have certain favorable characteristics for the issuer in light of capital regulations and/or rating agency classifications. These securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying obligations. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. If payments on the underlying subordinated debentures are deferred by the debenture issuer, the value of trust preferred securities would likely be negatively affected. The underlying subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust preferred securities may be subject to mandatory prepayment under certain circumstances. The market values of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act, and would then be restricted securities, which may be sold only either pursuant to an effective registration statement or an exemption from the 1933 Act. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders of trust preferred securities, such as the Fund, to sell their holdings.

U.S. Government Obligations (All Funds)

Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  Examples of the types of U.S. Government obligations that may be held by a Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association (“Fannie Mae”), General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration.  Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of Freddie Mac, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Such investments are further described under the caption “Mortgage Related Securities.”

Variable and Floating Rate Instruments (Westcore Bond Funds)

These Funds may purchase variable and floating rate demand instruments, including variable amount master demand notes, issued by corporations, industrial development authorities and governmental entities.  The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor the issuer’s financial ability to meet payment on demand.

Variable and floating rate demand instruments acquired by a Fund may include participations in Tax-Exempt Obligations purchased from and owned by financial institutions, primarily banks.  Participation interests provide a Fund with a specified undivided interest (up to one hundred percent) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days’ notice, not to exceed thirty days.  Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Advisor has determined meets the prescribed quality standards for the Fund.  The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Funds, the Funds may, from time to time as specified in the instrument, demand payment in full of the principal or may resell the instrument to a third party.  The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.  Variable and floating rate instruments with no active secondary market will be included in the calculation of a Fund’s illiquid assets.

When-Issued Purchases and Forward Commitments (All Funds)

The Funds may purchase or sell securities on a “when-issued” or “forward commitment” basis which involves a commitment by the Funds to purchase or sell particular securities with payment and delivery taking place at a future date.  Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions, even though some of the risks described may be present in such transactions.  These transactions permit the Funds to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates.  The Funds would bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery occurs.  Because the Funds is required to hold and maintain in a segregated account until the settlement date cash, U.S. Government securities or liquid assets, in an amount sufficient to meet the purchase price, the Funds’ liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its assets.  The Funds does not intend to engage in when-issued purchases and forward commitments for speculative purposes.

When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, its custodian will set aside cash or certain liquid high-grade debt obligations equal to the amount of the purchase or the commitment in a separate account.  Normally, the Advisor will instruct the custodian to set aside U.S. Government securities or liquid assets to meet this requirement.  The market value of the separate account will be monitored and in the event of a decline, the Fund will be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments.  In the case of a forward commitment to sell portfolio securities, the Fund’s custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

The Funds will enter into these transactions only with the intention of completing them and actually purchasing or selling the securities involved.  However, if deemed advisable as a matter of investment strategy, the Funds may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Funds on the settlement date.  In these cases the Funds may realize a capital gain or loss.

When the Funds engage in when-issued and forward commitment transactions, it relies on the other party to consummate the trade.  Failure of the other party to do so may result in the Funds’ incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The value of the securities underlying a when-issued or forward commitment transaction, and any subsequent fluctuations in their value, are taken into account when determining the Funds’ net asset value starting on the day the Funds agree to purchase the securities.  The Funds do not earn interest on the securities until they are paid for and delivered on the settlement date.  When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in a Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment remains in effect.

Zero Coupon and Pay-In-Kind Securities (Westcore Bond Funds)

Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be considered more speculative than other securities and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although a Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue and pay out its income from such securities annually as income dividends and require stockholders to pay tax on such dividends (except if such dividends qualify as exempt-interest dividends).

Special Considerations Regarding Investments in Colorado Obligations (Westcore Colorado Tax-Exempt Fund)

The concentration of the Westcore Colorado Tax-Exempt Fund in securities issued by governmental units of only one state exposes the Westcore Colorado Tax-Exempt Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

The Westcore Colorado Tax-Exempt Fund believes the information summarized below describes some of the more significant factors and current developments relating to securities of (i) the State of Colorado (the “State”) or (ii) municipalities or other political subdivisions or instrumentalities of the State of Colorado which rely, in whole or in part, on ad valorem real property taxes and other general funds of such municipalities or political subdivisions. The sources of such information include the official publications of the State, including the March 2009 Revenue Forecast dated March 20, 2009, from the State’s Office of State Planning and Budgeting (the “2009 Economic Report”) and the Colorado 2007-08 Annual Financial Report, as well as other publicly available documents. The Westcore Colorado Tax-Exempt Fund has not independently verified any of the information contained in such publications and documents, but is not aware of any facts that would render such information inaccurate.

Economic Factors. Based on data published in the 2009 Economic Report, the Colorado economy has been adversely affected by the current national recession since its announced beginning in December 2007.  However, according to the 2009 Economic Report, economic conditions in Colorado are still generally expected to be more favorable than conditions nationally in 2009.  The 2009 Economic Report cautions that the current recession has posed unprecedented challenges to policy-makers and corporate leaders alike, and improvement in the national and Colorado economies is contingent upon a variety of volatile factors.  Additionally, the overall effect of the recently enacted American Recovery and Reinstatement Act of 2009 remains unknown, as does the lag between the legislation’s implementation and consequent benefits.

According to the 2009 Economic Report, the $787 billion American Recovery and Reinvestment Act (ARRA) provides states with funding necessary to help restore cuts in essential budget areas and is expected to speed the economic recovery process.  The 2009 Economic Report forecast includes the effects of the ARRA at the national level, which consequently influences projections for the Colorado economy.

Employment.  During 2008, nearly three million jobs were lost nationally, which reduced national employment by 2.2 percent.  Colorado labor market conditions correspond with those of the national labor market, although often on a lagged basis.  According to the 2009 Economic Report, while Colorado is experiencing the addition of jobs in some industries, such as renewable energy, the unemployment rate in Colorado is expected to average 7.2 percent for calendar year 2009.

Inflation.  High fuel prices that extended through the second and third quarters of calendar year 2008 led to upward price pressures for clothing, food, transportation, and heating and cooling costs in Colorado, although some of these costs have since retreated.  According to the 2009 Economic Report, the general mix of price increases and decreases is anticipated to remain relatively neutral, and the Office of State Planning and Budget’s forecast assumes no inflationary change will be experienced in calendar year 2009.

Wages and Income.  According to the 2009 Economic Report, personal income is expected to increase by 0.5 percent in calendar year 2009.  Colorado wage and salary income is projected to decrease by 1.3 percent in 2009, which the Office of State Planning and Budgeting attributes to the distressed labor market and increased competition for jobs, resulting in lower salaries, as well as the anticipated absence of inflation during 2009.

Population and Migration.  In 2008, net in-migration to Colorado was 52,500, and the 2009 Economic Report anticipates the addition of 35,000 individuals in 2009.

Industrial Sectors.  In 2008, housing permits dropped 37.3 percent, the fourth consecutive annual decline.  According to the 2009 Economic Report, the number of permits issued in 2009 is projected to be level with 2008 numbers.

Restrictions on Appropriation and Revenues. A constitutional amendment approved by Colorado voters in 1992 (the Taxpayers Bill of Rights or “TABOR”) limits the State’s revenue growth in a given fiscal year (July 1 to June 30) to the sum of inflation plus population growth in the preceding calendar year.  Under TABOR, revenue collected above this limit must be returned to taxpayers, unless voters decide the State can retain the revenue.

In November 2005, Colorado voters approved Referendum C, which allows the State to retain all revenue through fiscal year 2009-10.  As a result of Referendum C, the 2009 Economic Report projects that the State will retain $4.1 billion for the five-year period ending in fiscal year 2009-10.  Therefore, there will not be a TABOR surplus during this five-year period.

TABOR also limits the legislature’s ability to raise taxes, to borrow money, and to increase spending limits, including a previously existing statutory six percent limit on General Fund expenditure growth.  With the exception of a declared emergency, taxes can only be raised by a vote of the people at the annual election.  Multiple year borrowings can only be undertaken after approval by a similar vote.  These limitations apply to the State as a whole, not to individual funds, departments, or agencies of the State.  Government run businesses accounted for as enterprise funds that have the authority to issue bonded debt and that receive less than ten percent of annual revenues from State and local governments are exempted from the TABOR revenue limits.  TABOR further requires the State and each local government to reserve three percent of fiscal year nonexempt revenues for emergencies.

General Fund Revenues and Reserves. According to the 2009 Economic Report, General Fund revenues are expected to be $7.3 billion, which is 5.4 percentmillion lower in fiscal year 2008-09 than fiscal year 2007-08 levels.  This decline is attributable to significant refunds for both corporate and individual income tax collections, and continued suppressions in retail sales despite considerable relief in energy costs.  The 2009 Economic Report forecasts reflect that General Fund revenue projections will not be able to support the full 6% General Fund appropriations growth during 2009.

Of the State’s $7,742.9 million gross general fund revenues for fiscal year 2007-08, the following tax categories generated the following revenues: individual income taxes $4,973.7 million, sales, use, and other excise taxes $2,411.1 million, corporate income taxes $507.9 million, and other taxes $258.1 million, less a state Education Fund diversion of $407.9 million.  For fiscal year 2008-09, General Fund revenues of approximately $7,382.5 million are projected.

According to the 2009 Economic Report, the General Fund reserve for year-end is estimated to be $291.4 million, which represents the statutory 4 percent reserve requirement.

“Cash Fund” Revenue.  “Cash fund” revenues, as opposed to General Fund revenues, are collected and earmarked for specific purposes.  According to the 2009 Economic Report, total cash fund revenues are forecast to be $2.236 billion in fiscal year 2008-09, a 1.0 percent decrease from FY 2007-08.

Debt.  Under its constitution, the State is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions that are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local government units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases that are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. TABOR requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

Economic conditions in the State may have continuing effects on other governmental units within the State (including local government issuers of the Colorado obligations in the Fund), which, to varying degrees, have also experienced or may experience reduced revenues as a result of recessionary conditions and other factors.

PORTFOLIO TURNOVER & BROKERAGE

The Advisor serves as the investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”).

Subject to the general supervision of the Trust’s Board of Trustees (the “Board”) and the provisions of the Trust’s Advisory Agreement relating to the Funds, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds.  The Advisor is also responsible for selecting brokers to affect these transactions and the resulting portfolio turnover.

PORTFOLIO TURNOVER

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes all securities, including options, that have maturities or expiration dates at the time of acquisition of one year or less.  Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs.  High portfolio turnover may result in the realization of substantial net capital gains.

The Funds’ portfolio turnover rates will vary over time, and could exceed 100%, based on certain market conditions.  The Westcore Growth Fund, Westcore MIDCO Growth Fund and Westcore Select Fund had an annualized portfolio turnover rate over 100% for the fiscal year ended December 31, 2008.

BROKERAGE COMMISSIONS

The Advisory Agreement for the Funds provides that the Advisor will seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers.  In assessing the best overall terms available for any transaction, the Advisor will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In addition, the Advisory Agreement authorizes the Advisor to cause any of the Funds to pay a broker-dealer that furnishes “eligible” brokerage and research services under Section 28(e) of the Securities Exchange Act of 1934, as amended (“Research”), a higher commission than that charged by another broker-dealer for effecting the same transaction, provided that the Advisor in good faith determines that the commission is reasonable in relation to the value of the brokerage and/or research service provided (“Research Arrangement”).

Research Arrangements generally can be categorized as either “proprietary” or “third party.” When the broker-dealer that executes a trade also provides the Advisor with internally generated research in exchange for one bundled per share commission price that Research Arrangement is referred to as “proprietary.” In a “third party” Research Arrangement, the executing broker provides independent Research generated by a third party in exchange for commission dollars.

Transactions on U.S. and international stock exchanges and equity securities traded over-the-counter involve the payment of negotiated brokerage commissions.  The Advisor in recent years has typically paid 5 cents per share for domestic equity trades.  In March 2007, this commission rate was reduced to 4 cents per share for domestic equity trades.  The cost of transactions executed on international stock exchanges is generally based on a percentage of the principal traded and may vary based on the market in which the security is traded. Typically, all of the commissions paid for executing equity trades on behalf of the Funds include a Research Arrangement.

To constitute eligible “research services” such services must qualify as “advice,” “analyses” or “reports.”  To determine that a service constitutes research services, the Advisor must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts.  To constitute eligible “brokerage services” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services.  Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. The Advisor may determine that a service has a mixed use (i.e., the service constitutes both a permissible research or brokerage service and an ineligible service).  When this occurs, the Advisor will reasonably allocate the cost of the service according to its use, so that the portion that assists in eligible research and brokerage services is obtained using portfolio commissions from the Funds, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Advisor.

Many over-the-counter issues, including corporate debt and government securities, may be traded without stated commissions, but the price includes an undisclosed commission or mark-up.  Securities purchased and sold by the Funds may be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.  Transactions in the over-the-counter market may be principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  With respect to over-the-counter transactions, the Advisor will normally deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution terms are available elsewhere or as described below.  The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Funds may participate, if and when practical, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

During the fiscal year ended December 31, 2008, the fiscal year ended December 31, 2007 and the seven month fiscal year ended December 31, 2006, the Funds paid the following amounts in brokerage commissions:

Brokerage Commissions Paid

	Fiscal Year Ended December 31, 2008	Fiscal Year Ended December 31, 2007	Seven Month Fiscal Year Ended December 31, 2006
Westcore Growth Fund	$775,574	$686,307	$556,506
Westcore MIDCO Growth Fund	547,860	557,030	410,334
Westcore Select Fund	238,511	136,127	43,785
Westcore Blue Chip Fund	37,167	55,628	45,943
Westcore Mid-Cap Value Fund	112,917	103,569	90,749
Westcore Small-Cap Opportunity Fund	58,270	86,128	33,109
Westcore Small-Cap Value Fund	470,003	323,687	67,501
Westcore Micro-Cap Opportunity Fund	8,679	--	--
Westcore International Frontier Fund	102,149	161,563	178,582
Westcore Flexible Income Fund	37,662	12,569	22,345
Westcore Plus Bond Fund	2,193	--	--
Aggregate Commissions	$2,930,985	2,122,608	$1,448,854

For the same periods, the Westcore Colorado Tax-Exempt Fund did not pay any brokerage commissions.  During the fiscal year ended December 31, 2008, the fiscal year ended December 31, 2007 and the seven month fiscal year ended December 31, 2006, no brokerage commissions were paid by any Funds to an affiliated broker of the Trust.

During the past fiscal year ended December 31, 2008 and the fiscal year ended December 31, 2007, the Advisor caused the Funds to enter into brokerage transactions through a broker that involved Third Party Research Arrangements in the amounts set forth below.

	Fiscal Year Ended December 31, 2008		Fiscal Year Ended December 31, 2007
	Principal Amount	Commissions	Principal Amount	Commissions
Westcore Growth Fund	$106,318,101	$109,311	$92,162,745	$73,231
Westcore MIDCO Growth Fund	108,222,711	163,360	115,677,440	166,878
Westcore Select Fund	66,616,357	97,122	55,241,251	67,296
Westcore Blue Chip Fund	10,642,203	13,175	20,147,941	17,857
Westcore Mid-Cap Value Fund	35,744,531	56,269	37,184,886	37,245
Westcore Small-Cap Opportunity Fund	10,124,460	20,424	21,259,173	32,471
Westcore Small-Cap Value Fund	138,075,951	258,663	103,634,255	171,941
Westcore Micro-Cap Opportunity Fund	3,125,808	8,667	--	--
Westcore International Frontier Fund	250,971	152	--	--
Westcore Flexible Income Fund	2,202,825	4,886	--	--

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds.  The Board will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits received by the Funds.  It is possible that certain eligible brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor.  Conversely, a Fund may be the primary beneficiary of the eligible brokerage and research services received as a result of portfolio transactions effected for such other account or investment company.

The Funds may from time to time purchase securities issued by the Trust’s regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.  As of December 31, 2008, the following Funds held securities of the Trust’s regular broker/dealers (or their parents) that derive more than 15% of their gross revenues from securities-related activities as listed below:

	The Bank of New York Mellon Corp.	J.P. Morgan Chase & Co.
Equity Growth Funds
Westcore Growth Fund	--	$694,480

Equity Value Funds
Westcore Blue Chip Fund	$399,453	$747,261

As of December 31, 2008, the Westcore MIDCO Growth Fund, the Westcore International Frontier Fund, the Westcore Select Fund, the Westcore Mid-Cap Value Fund, the Westcore Small-Cap Opportunity Fund, the Westcore Small-Cap Value Fund, the Westcore Micro-Cap Opportunity Fund, the Westcore Flexible Income Fund, the Westcore Plus Bond Fund, and the Westcore Colorado Tax-Exempt Fund did not hold securities of the Trust’s regular broker/dealers (or their parents) that derive more than 15% of their gross revenues from securities-related activities. Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Advisor, ADI or an affiliated person (as the term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.  The Advisor will not enter into agreements, express or implied, with brokerage firms pursuant to which it would select a firm for execution as a means of remuneration for recommending us as an investment adviser, nor in connection with the distribution of mutual funds advised or sub-advised by the Advisor. However, portfolio transactions may be executed through broker-dealers that have made such a recommendation, if otherwise consistent with seeking the best overall terms available in executing portfolio transactions.  In addition, the Tax-Exempt Fund will not purchase securities during the existence of any underwriting group or related selling group of which ADI, the Advisor or any affiliated person of any of them, is a member, except to the extent permitted by the SEC.

Investment decisions for each Fund are made independently from those for the other Funds.  However, the Advisor manages other accounts in a similar investment style and these accounts frequently invest in the same securities as the Funds.  When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions.  In instances where the purchase or sale order for a single security cannot be aggregated across all clients, the Advisor maintains aggregation and allocation policies and procedures that the Advisor believes to be fair and equitable to all over the long term.  In some instances, this may adversely affect the price paid or received by a Fund or the size of the position obtained by or disposed of by the Fund.

NET ASSET VALUE

The net asset value per share of each Fund is calculated as set forth in the Prospectus and is calculated separately from the net asset value of the other Funds.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares in the Funds are sold on a continuous basis by ADI.

Shares of all Westcore Funds may be exchanged for shares of all other Westcore Funds.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange (“NYSE”) is stopped at a time other than 4:00 p.m. Eastern Time.  The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing net asset value.  In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Each Fund may redeem shares involuntarily if it appears appropriate to do so in light of its responsibilities under the 1940 Act or to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to Fund shares as provided in the Fund’s Prospectus from time to time.

The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio’s net asset value, whichever is less, for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in proceeds other than cash. Shareholders who receive a redemption in kind may incur additional costs when they convert the securities or property received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

On a business day when the NYSE closes early due to a partial holiday or otherwise, the Trust will advance the time at which purchase and redemption orders must be received in order to be processed on that business day. The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as determined by the rules and regulation of the SEC exists making disposal of a Fund’s investments or determination of its net asset value not reasonably practicable; (b) the NYSE is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

The Trust has authorized one or more brokers to receive, on behalf of the Trust, purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf.  The Trust will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, a financial intermediary’s authorized designee, received the order.  Customers’ orders will be priced at the Fund’s net asset value computed after they are received by an authorized financial intermediary or the financial intermediary’s authorized designee.

Shares purchased by financial intermediaries on behalf of their customers will normally be held of record by the financial intermediaries and beneficial ownership of shares will be recorded by the financial intermediaries and reflected in the account statements provided to its customers.  Depending on the terms of the arrangement between a particular financial intermediaries and the Trust’s transfer agent, confirmations of share purchases and redemptions and pertinent account statements will either be sent by the Trust’s transfer agent directly to a customer with a copy to the financial intermediaries, or will be furnished directly to the customer by the financial intermediaries.  Other procedures for the purchase of shares established by financial intermediaries in connection with the requirements of their customer accounts may apply.  Customers wishing to purchase shares through their financial intermediaries should contact such entities directly for appropriate purchase instructions.

Retirement and Education Plans – All Westcore Funds

Individual Retirement Accounts.  An Individual Retirement Account (“Traditional IRA”) is available under the Trust for individuals who have earned income (including earned income from self-employment) and their non-working spouses (for married couples filing jointly), who wish to use shares of the Funds as a funding medium to save for retirement.  Except for rollover contributions, an individual who has attained, or will attain, age 70½ before the end of the taxable year may only contribute to the Traditional IRA for his or her nonworking spouse who is under age 70½.  Traditional IRA contributions may be either deductible or nondeductible, depending on whether the individual and/or the individual’s spouse, if any, is a participant in a qualified plan and, if so, his or her income.  Earnings on amounts contributed to a Traditional IRA are not subject to federal income tax until distribution (with certain exceptions).  Distributions are included in gross income, except to the extent of any nondeductible contributions.  Distribution of an individual’s Traditional IRA assets before the individual attains age 59½ will (with certain exceptions) result in an additional 10% tax on the amount of the distribution that is included in the individual’s gross income.

A Roth Individual Retirement Account (“Roth IRA”) is also available under the Trust for individuals who have earned income and their non-working spouses, who wish to use shares of the Funds as a funding medium to save for retirement.  A single individual with modified adjusted gross income of up to $120,000 in 2009 may contribute to a Roth IRA (for married couples filing jointly, the modified adjusted gross income limit is $176,000 in 2009).  Individuals who are married and file separate income tax returns may not contribute to a Roth IRA.  Contributions may be made after the Roth IRA owner has attained age 70½, as long as the account owner or his or her spouse has earned income.  Contributions to a Roth IRA are not deductible.  “Qualified distributions” from a Roth IRA are not included in the taxpayer’s gross income and are not subject to the additional 10% early distribution tax.  To be a qualified distribution, the distribution may not be made before the end of the five year period beginning with the first tax year for which the individual made a contribution to any Roth IRA, and the distribution must be made either on or after the individual’s attainment of age 59 ½, or due to the individual’s disability, death or qualified first-time homebuyer expenses.  A non-qualified distribution will be subject to federal income tax to the extent that the distribution and all prior distributions from the individual’s Roth IRAs, less any amounts previously included in income, exceeds his or her contributions to Roth IRAs.  A non-qualified distribution will also result in an additional 10% tax (with certain exceptions) on the amount of the distribution that is included in the individual’s gross income.  .

An individual may roll over, transfer or convert all or any portion of an existing Traditional IRA or Simplified Employee Pension (“SEP”) plan IRA (see below) into a Roth IRA, unless either the individual’s modified adjusted gross income (or the modified adjusted gross income of a married couple, filing jointly) is more than $100,000, or the individual is married and filing a separate tax return.  The balance in the individual’s Traditional IRA at the time of conversion will be treated as a distribution for income tax purposes and is includible in the individual’s gross income (except to the extent of any nondeductible Traditional IRA contributions).  The 10% additional tax will not apply.

Except for amounts converted to a Roth IRA and rollovers, the total annual contributions to an individual’s Traditional and Roth IRAs may not exceed the lesser of $5,000 in 2009 or 100% of the combined income of the individual and his or her spouse, if any (subject to certain adjustments).  Factors discussed above may further reduce an individual’s contribution limit.  An individual who has attained age 50 (or who will attain age 50 before the end of the year) may also make an annual “catch-up” contribution of up to $1,000 in 2009.

The Trust also permits any employer (including self-employed individuals) to make contributions to employee Traditional IRAs, if the employer establishes a SEP plan or a Salary Reduction Simplified Employee Pension (“SARSEP”) plan, a type of a SEP that was established prior to January 1, 1997 and permits employee pre-tax contributions (subject to certain requirements).    SEPs and SARSEPs permit discretionary employer contributions to employee Traditional IRAs (employees who have not met certain eligibility criteria may be excluded).  Employer contributions must bear a uniform relationship to  each employee’s compensation (subject to certain limits).  SEP and SARSEP contributions may be made even after an individual has attained age 70½, provided that the individual is an employee.  SEP and SARSEP contributions (subject to certain limits) are deductible to the employer in the year when they are made, but are not taxable to the employee until distribution.  Distributions for SEPs and SARSEPs are subject to the distribution rules that apply to Traditional IRAs.

Education Savings Accounts.  A Coverdell Education Savings Account (“Coverdell ESA”) is available under the Trust for individuals who wish to use shares of the Funds as a funding medium to save for a child’s education.  A single individual with modified adjusted gross income of up to $110,000 may contribute to a Coverdell ESA for the benefit of a child who has not attained the age of 18 (for married couples filing jointly, the modified adjusted gross income limit is $220,000).  Contributions to all Coverdell ESAs for the benefit of a single child in any year are limited to $2,000.  Additional income-based factors may further reduce the contribution limit.  Contributions to a Coverdell ESA are not deductible.  Distributions from a Coverdell ESA for “qualified education expenses” are not subject to federal income tax.  Qualified education expenses include “qualified higher education expenses” and “qualified elementary and secondary education expenses.”  Qualified higher education expenses include post-secondary education expenses such as tuition, room and board.  Qualified elementary and secondary education expenses include kindergarten through twelfth grade education expenses such as tuition, fees, tutoring, books, supplies, room and board.  The earnings portion of distributions that are not used for qualified education expenses is included in the distributee’s gross income (with certain exceptions).  A distribution that is not used for qualified education expenses will also result in an additional 10% tax (with certain exceptions) on the amount that is included in the distributee’s gross income.  Any balance remaining in a Coverdell ESA for the benefit of a child who attains age 30 must be distributed to the child (with certain exceptions), subject to the tax consequences discussed above.

The foregoing brief descriptions are not complete or definitive explanations of the Traditional or Roth IRA, SEP, SARSEP or Coverdell ESA available for investment in the Funds.  Any person who wishes to establish an IRA, SEP or Coverdell ESA may do so by contacting an Investor Service Representative at 1-800-392-CORE (2673).  The complete documents and applications will be provided to existing or prospective shareholders upon request, without obligation.  The Trust recommends that investors consult their attorneys or tax advisors to determine if the retirement and education programs described herein are appropriate for their needs.

DESCRIPTION OF SHARES

Under the Trust’s Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares.  The Amended and Restated Declaration of Trust authorizes the Board to classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption.  Pursuant to such authority, the Board has authorized the issuance of nineteen outstanding classes of shares, consisting of twelve retail share classes and seven institutional share classes, with a retail and institutional share class for the Westcore Growth Fund, the Westcore MIDCO Growth Fund, the Westcore Blue Chip Fund, the Westcore Small Cap Opportunity Fund, the Westcore Small-Cap Value Fund, the Westcore Flexible Income Fund, and the Westcore Plus Bond Fund.  The Trustees may similarly classify or reclassify any particular class of shares into one or more series.

Each share of the Trust has no par value, represents an equal proportionate interest in a Fund, and is entitled to such dividends and distributions of the income earned on the Fund’s assets as are declared at the discretion of the Trustees.  Shares of the Funds have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion.  When issued for payment as described in the Prospectus of a particular Fund, a Fund’s shares will be fully paid and nonassessable by the Trust.  In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust’s respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution.  Shareholders of a Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund they hold.

Shareholders of the Funds will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund.  In accordance with Rule 18f-3 of the 1940 Act, each class of shares shall have (i) exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement, and (ii) separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class.  Rule 18f-2 under the 1940 Act (“Rule”) provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter.  A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund.  Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund.  However, the Rule also provides that the ratification of the appointment of the Independent Auditor, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to particular Funds.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust’s outstanding shares (irrespective of class) may elect all of the Trustees.  The Amended and Restated Declaration of Trust provides that meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.  Furthermore, under the 1940 Act, the Board is required to call a meeting of shareholders for the purpose of voting upon the removal of any Trustee or Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.  If a shareholders’ meeting is held, you will be entitled to one vote for each full share you hold and proportionate fractional votes for fractional shares you hold.

Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for this purpose and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the trust or inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request.

If the Trustees elect to follow the second course above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Commission may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

The Amended and Restated Declaration of Trust authorizes the Board, without shareholder approval (unless otherwise required by applicable law), to:  (a) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price that is equal to their net asset value and that may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value.  However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.  The Board may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

The Trustees’ decision to liquidate a portfolio may result from various factors that lead the Trustees to believe that such action would be advisable.  For example, there may be poor market conditions, the Fund may be unable to attract or retain sufficient investments or unforeseen expenses may hinder the Fund’s ability to provide competitive returns.  Liquidation of a portfolio could have negative tax consequences for a shareholder.

ADDITIONAL INFORMATION CONCERNING TAXES

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If a Fund were disqualified as a regulated investment company: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if all dividends they received were ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

A four percent nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least ninety-eight percent of their ordinary taxable income for the calendar year and at least ninety-eight percent of their capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and one hundred percent of any such amounts that were not distributed in the prior year.  Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax, but there can be no guarantee that each Fund will do so.

Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

For the Tax-Exempt Fund to pay tax-exempt dividends for any taxable year, at least fifty percent of the aggregate value of the Fund’s assets at the close of each quarter of the Tax-Exempt Fund’s taxable year must consist of exempt-interest obligations.

Shares of the Tax-Exempt Fund generally would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code and individual retirement accounts because the recognition of taxable income on the earnings of such plans and accounts is generally deferred and, therefore, not only would the shareholder not gain any current benefit from the Fund’s dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed from the plan.  In addition, the Tax-Exempt Fund may not be an appropriate investment for entities that are “substantial users” of facilities financed by “private activity bonds” or “related persons” thereof.  “Substantial use” is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than five percent of the total revenues derived by all users of such facilities, (ii) occupies more than five percent of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired.  “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain.  Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.  In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.  Such an election may result in the recognition of ordinary income or short-term capital gains, and may cause income or gains to be recognized before the corresponding receipt of cash.

The premium received by a Fund for selling a put or call option generally is not included in income at the time of receipt.  If the option expires, the premium is generally included in income of the Fund as short-term capital gain.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss.  If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security.  With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option.  If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures contracts, and forward foreign currency exchange contracts that a Fund may invest in are so-called “section 1256 contracts.”  With certain exceptions, gains or losses on section 1256 contracts generally are considered sixty percent long-term and forty percent short-term capital gains or losses (“60/40”).  Section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the four percent excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.  Investors should consult their own tax advisers in this regard.

Generally, hedging transactions undertaken by a Fund may result in “straddles” for federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by a Fund.  In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.  Because comprehensive regulations implementing the straddle rules have not been promulgated, the tax consequences to a Fund of hedging transactions are not always clear.

A Fund may make one or more of the elections available under the Code that apply to straddles.  Such elections may affect the amount, character and timing of the recognition of gains or losses from the affected straddle positions, and may operate to accelerate the recognition of gains or losses from the affected straddle positions.

The straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions.  Therefore, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.  Investors should consult their own tax advisers in this regard.

Gains and losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund collects the U.S. dollar amounts of such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss.  Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss.  These gains or losses may increase, decrease, or eliminate the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.  Investors should consult their own tax advisors in this regard.

Income received by a Fund from foreign sources may be subject to foreign withholding taxes and other similar income taxes.  Although a Fund that pays foreign taxes generally may elect either to claim a foreign tax credit or to deduct foreign taxes in computing its taxable income, a Fund may have insufficient tax liability to fully utilize such a credit or deduction because a Fund’s taxable income is reduced by distributions to its shareholders.  However, if more than fifty percent of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to its shareholders the amount of such foreign taxes paid by the Fund.  If a Fund makes this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) the shareholder’s pro rata share of the foreign taxes paid by the Fund and would be entitled either to deduct a pro rata share of foreign taxes in computing the shareholder’s taxable income or to use it as a foreign tax credit against the shareholder’s U.S. federal income tax liability, subject to limitations.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit.  A shareholder’s ability to claim the foreign tax credit will be subject to various complex limitations under the Code.  In addition, the foreign tax credit may offset only ninety percent of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income of a taxpayer other than a corporation.

Long-term capital gains realized on the sale of mutual fund shares are generally taxable at a maximum federal income tax rate of fifteen percent.  Qualifying dividend income also is taxable at a maximum federal income tax rate of fifteen percent.  Capital gain distributions will be taxed at a maximum federal income tax rate of fifteen percent.  Under current law, the fifteen percent maximum rate for qualifying dividends and long-term capital gains does not apply to taxable years beginning after December 31, 2008.

The Funds will be required in certain cases to withhold and remit to the United States Treasury a percentage of the taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an “exempt recipient.”  The percentage required to be withheld is currently twenty-eight percent.

The foregoing discussion of federal income tax law applies only to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates).  Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from federal income tax treatment.  Distributions from a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local income taxes in certain states.  Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.  Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax.

Additionally, since master limited partnerships generally conduct business in multiple states the Funds can be subject to income or franchise tax in each of the states in which the partnership does business.  The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Funds’ return on its investment in the master limited partnership.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The business and affairs of the Funds are managed under the direction of the Board in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. The Trustees are responsible for major decisions relating to each Fund’s objective, policies and techniques.  The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.  Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” All of the Trustees are Independent Trustees.

Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

INDEPENDENT TRUSTEES

Jack D. Henderson Age 81	Chairman and Trustee	Since December 12, 1985	Attorney, Jack D. Henderson, Self-Employed Attorney-at-Law, 1952 to present.	12	None

Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Mary K. Anstine Age 68	Trustee	Since February 22, 2006	Ms. Anstine was President/Chief Executive Officer, HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver.	12
Ms. Anstine is a Trustee of ALPS ETF Trust (2 funds); ALPS  Variable Insurance Trust (1 fund); Financial Investors Trust (2 funds); Financial Investors Variable Insurance Trust (5 funds); and Reaves Utility Income Fund (1 fund).

James B. O’Boyle Age 80	Trustee	Since December 12, 1985	Business Consultant, 1986 to present.	12	None

Rick A. Pederson Age 56	Trustee	Since February 13, 2007
President, Foundation Properties, Inc. (a real estate investment management company), 1994-present; Partner, Western Capital Partners (a private lending company), 2000-present; Partner, Bow River Capital Partners (investment manager), 2003-present; Principal, The Pauls Corporation (real estate development), 2008-present; Director, Guaranty Bank and Trust (a community bank), 1999-2007; Winter Park Recreational Association (an entity that operates, maintains and develops Winter Park Resort), 2002-2008; Neenan Co. (an integrated real estate development, architecture and construction company), 2002-present;  NexCore Properties LLC (a real estate investment company), 2004-present; Urban Land Conservancy (a not-for-profit organization), 2004-present.(5)
				12	None

Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Robert L. Stamp Age 76	Trustee, Vice Chairman	Since December 12, 1985	Retired.	12	None

Janice M. Teague Age 55	Trustee	Since February 13, 2007	Retired, June 2003 to present; Vice President, Secretary and Assistant Secretary, Berger Financial Group LLC, from October 1996 to May 2003; Vice President, Secretary and Assistant Secretary, Berger Funds, from September 1996 to May 2003; Vice President and Secretary, Berger Distributors, LLC, from August 1998 to May 2003.	12	None

Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

OFFICERS

Todger Anderson, CFA Age 64 Denver Investments 1225 17th Street 26th Floor Denver, Colorado 80202	President	Since February 18, 2005
Chairman, Denver Investments, January 2005 to present; prior thereto, President and Director of Portfolio Management, Denver Investment Advisors, Inc.; Portfolio Manager, Westcore MIDCO Growth Fund, August 1986 through May 2005; Portfolio Co-Manager, Westcore Select Fund, December 2001 through May 2005.
				N/A	N/A

Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jasper R. Frontz, CPA, CFA Age 40 Denver Investments 1225 17th Street-26th Fl. Denver, Colorado 80202	Treasurer Chief Compliance Officer	Since February 12, 1997 Since September 29, 2004

Treasurer, November 1997 to present; Chief Compliance Officer September 2004 to present, Blue Chip Value Fund, Inc.; Vice President, May 2000 to present, and Director of Mutual Fund Administration, June 1997 to present, Denver Investments; Registered Representative, ALPS Distributors, Inc., 1995 to present.

				N/A	N/A
Patrick D. Buchanan Age 37 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Since May 21, 2008
Senior Fund Controller, ALPS Fund, Services, Inc. since November 2007; Director of Accounting, Madison Capital Management LLC, February 2005 to October 2007; Manager of Fund Accounting, Janus Capital Group, August 2003 to February 2005.
				N/A	N/A

JoEllen L. Legg Age 47 1290 Broadway, Suite 1100 Denver, CO 80203	Secretary	Since November 15, 2007
Associate Counsel, ALPS Fund Services, Inc. since October 2007; Senior Counsel, Adelphia Communications Corporation, from 2005 to 2007; Associate Counsel, Patton Boggs LLP, from 2004 to 2005; Associate Counsel, Fried, Frank, Harris, Shriver & Jacobson LLP, from 1998 to 2004.
				N/A	N/A
____________
1 Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

2 Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

3 The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently fifteen Funds in the Fund Complex, including twelve Westcore Funds, Blue Chip Value Fund, Inc., Dunham Small-Cap Value Fund and RiverSource Partners Variable Portfolio Small-Cap Value Fund (formerly, RiverSource Variable Portfolio Small-Cap Value Fund), which are also advised by Denver Investments.

4 Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

5 Mr. Pederson also served as a director of ALPS Holdings, Inc., parent of ALPS Fund Services, Inc. and of ALPS Distributors, Inc., until September 30, 2005.

Standing Board Committees

The Board has established three committees, the Audit Committee, Legal Compliance Committee, and Nominating and Governance Committee.

The Audit Committee annually considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine.  The Committee considers the engagement and compensation of the Independent Auditors.  The Committee ensures receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust, consistent with Independence Standards Board Standard No. 1.  The Committee also meets with the independent auditors at least once each year outside the presence of management representatives to review the scope and results of the audit and typically meets quarterly or otherwise as requested by the Committee’s Chairman or the Independent Auditors.  The Audit Committee is comprised of Messrs. Henderson, O’Boyle, Pederson, Stamp and Mses. Anstine and Teague. All of the members of the Audit Committee are Independent Trustees. The Audit Committee met four times during the fiscal year ended December 31, 2008.

The Legal Compliance Committee is established by and among the Board for the purpose of receiving reports of evidence of Material Violations, as defined under the committee guidelines, determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto.  The Legal Compliance Committee shall meet as often as it deems necessary to perform its duties and responsibilities as set forth under its guidelines.  There were no meetings of the Legal Compliance Committee during the fiscal year ended December 31, 2008.  The Legal Compliance Committee is comprised of Messrs. Henderson, Pederson and Ms. Teague, each of whom is an Independent Trustee and also serves on the Audit Committee.

The Nominating and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees and in establishing, implementing and executing policies, procedures, and practices that assure orderly and effective governance of the Trust.  The Nominating and Governance Committee is comprised of Messrs. Henderson, O’Boyle, Stamp and Ms. Anstine, each of whom is an Independent Trustee.  There were no meetings of the Nominating and Governance Committee during the fiscal year ended December 31, 2008.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee in care of the Trust’s Secretary.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Trust as of December 31, 2008:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee
Mary K. Anstine	Westcore MIDCO Growth Fund Over $100,000 Westcore Plus Bond Fund $10,001 – 50,000 Westcore Small-Cap Opportunity Fund Over $100,000 All other Funds: None	Over $100,000
Jack D. Henderson	Westcore Plus Bond Fund $50,001-100,000 Westcore Colorado Tax-Exempt Fund $10,001 - 50,000 All other Funds: None	Over $100,000
James B. O’Boyle	Westcore Select Fund $10,001-50,000 Westcore Blue Chip Fund $10,001-50,000 Westcore Small-Cap Value Fund $10,001-50,000 Westcore Colorado Tax-Exempt Fund $10,001-50,000 All other Funds: None	$50,001-100,000
Rick A. Pederson	Westcore MIDCO Growth Fund $1-10,000 Westcore Flexible Income Fund $1-10,000 Westcore Plus Bond Fund $1-10,000 All other Funds: None	$10,001-50,000
Robert L. Stamp
Westcore Select Fund
    $10,001-50,000
Westcore Mid-Cap Value Fund
    $10,001-50,000
Westcore Small-Cap Value Fund
    $10,001-50,000
Westcore Plus Bond Fund
    $50,001-100,000
Westcore Colorado Tax-Exempt Fund
    $50,001-100,000
All other Funds:  None
Over $100,000
Janice M. Teague
Westcore MIDCO Growth Fund
    $10,001-50,000
Westcore Blue Chip Fund
    $10,001-50,000
Westcore Mid-Cap Value Fund
    $10,001 - 50,000
Westcore Small-Cap Opportunity Fund
    $10,001-50,000
Westcore Small-Cap Value Fund
    $10,001-50,000
Westcore International Frontier Fund
    $10,001-50,000
Westcore Plus Bond Fund
    $10,001-50,000
All other Funds:  None
Over $50,001-100,000

As of March 31, 2009, the Trustees and officers of the Trust, as a group, owned 3.44% of the net assets of the Westcore Micro-Cap Opportunity Fund, 2.56% of the net assets of the Westcore MIDCO Growth Fund and 2.51% of the net assets of the Westcore Small-Cap Opportunity Fund (includes both retail and institutional class).

The Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the following classes of shares:

Westcore Growth Fund retail class
Westcore Plus Bond Fund retail and institutional class
Westcore MIDCO Growth Fund retail class
Westcore Blue Chip Fund retail and institutional class
Westcore Mid-Cap Value Fund retail class
Westcore Flexible Income Fund retail and institutional class
Westcore Colorado Tax-Exempt Fund retail class
Westcore Select Fund retail class
Westcore International Frontier Fund retail class
Westcore Small-Cap Value Fund retail and institutional class.

Also, none of the Independent Trustees owns shares or has an equity interest in the Advisor or ALPS Distributors, Inc., the Funds’ principal underwriter.

Each Trustee receives an annual fee of $16,000 plus $2,000 for each Board meeting attended and $1,000 for each Audit Committee meeting attended.  Each Trustee receives $1,000 for all other Committee meetings attended unless such meetings are held on the same day as a Board or Audit Committee meeting, then only the Board or Audit Committee meeting fee(s) would apply.  Each Trustee is reimbursed for expenses incurred in attending meetings.  The Chairman of the Board is entitled to receive an additional $4,000 per annum for services in such capacity, and the Chairman of the Audit Committee is entitled to receive an additional $500 for each Audit Committee meeting attended.  Effective October 1, 2004, the Trustees appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Advisor.  The Trustees annually determine the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.  The following chart provides certain information about the Trustee and Chief Compliance Officer fees paid by the Trust for the fiscal year ended December 31, 2008:

Name of Person/ Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from the Fund Complex*
Jack D. Henderson, Chairman/Trustee	$31,500	--	$31,500
Mary K. Anstine, Trustee	$27,000	--	$27,000
Vernon L. Hendrickson, Trustee**	$27,000	--	$27,000
James B. O’Boyle, Trustee	$27,000	--	$27,000
Rick A. Pederson, Trustee	$27,000	--	$27,000

Name of Person/ Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from the Fund Complex*
Robert L. Stamp, Trustee	$28,000	--	$28,000
Janice M. Teague, Trustee	$27,000	--	$27,000
Jasper R. Frontz, Chief Compliance Officer	$85,200	--	$106,500***

*The Fund Complex, at the close of its fiscal year, includes funds with a common investment adviser or sub-advisor which is an affiliated person.  There were fifteen funds in the Fund Complex:  the twelve Westcore Funds currently offered to the public, the Blue Chip Value Fund, Dunham Small-Cap Value Fund and RiverSource Partners Variable Portfolio Small-Cap Value Fund (formerly, RiverSource Variable Portfolio Small-Cap Value Fund), each of which is advised or sub-advised by the Advisor.

** Mr. Hendrickson is deceased as of April 6, 2009.

*** Includes $21,300 Mr. Frontz received as Chief Compliance Officer of Blue Chip Value Fund.

Each Trustee is entitled to participate in the Trust’s Deferred Compensation Plan (the “Plan”).  Under the Plan, a Trustee may elect to have his deferred fees treated as if they had been invested by the Trust at a money market fund rate of return or at a rate based on the performance of the Trust shares and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments.  Deferral of Trustees’ fees will not obligate the Trust to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee.  The Trust may invest in underlying securities without shareholder approval.

The Advisor, of which Mr. Anderson, President of the Trust, is both a member and Chairman and Mr. Frontz, Treasurer of the Trust, is Vice President and Director of Mutual Fund Administration, receives compensation as the investment advisor and co-administrator.  ALPS Fund Services, Inc. (“ALPS”), of which Ms. Legg and Mr. Buchanan are employees, receives compensation as co-administrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and its affiliate, ADI, serves as distributor to the Trust.

Except for Mr. Frontz, no employee of ADI, ALPS or the Advisor receives any compensation from the Trust for acting as an officer or Trustee.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust.  However, the Amended and Restated Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.  The Amended and Restated Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason.  The Amended and Restated Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon.  Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Amended and Restated Declaration of Trust further provides that all persons having any claim against the Trustees or the Trust shall look solely to the Trust property for payment; that no Trustee, officer or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as Trustee.  With the exception stated, the Amended and Restated Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been Trustee, and that the Trustees will indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

Investment Adviser

The Advisor serves as investment adviser to the Funds pursuant to Advisory Agreements.  In the Advisory Agreements, the Advisor has agreed to provide a continuous investment program for each Fund and to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

The current Advisory Agreement for the Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore International Frontier Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund became effective on November 1, 2000.  The Advisory Agreement for the Westcore Small-Cap Value Fund became effective on December 13, 2004, and the Advisory Agreement for the Westcore Micro-Cap Opportunity Fund became effective on February 13, 2008.

The table below provides the management fee to be paid by the Funds, pursuant to the terms set forth in the advisory agreements discussed above:

Fund	Annual Management Fee
Westcore Growth Fund	0.65%
Westcore MIDCO Growth Fund	0.65%
Westcore Select Fund	0.65%
Westcore Blue Chip Fund	0.65%
Westcore Mid-Cap Value Fund	0.75%
Westcore Small-Cap Opportunity Fund	1.00%
Westcore Small-Cap Value Fund	1.00%
Westcore Micro-Cap Opportunity Fund	1.00%
Westcore International Frontier Fund	1.20%
Westcore Flexible Income Fund	0.45%
Westcore Plus Bond Fund	0.45%
Westcore Colorado Tax-Exempt Fund	0.50%

The Advisor and Administrators have contractually agreed to waive a portion of its management fees and/or administration fees and/or reimburse additional Trust/Fund expenses so as to limit each of the affected Funds’ Retail Total Annual Fund Operating Expenses (“Total Annual Fund Operating Expense Limits”).  The Retail Class Total Annual Fund Operating Expenses Limits are reflected as computed in the Financial Highlights Table in the Prospectus. The Total Annual Fund Operating Expense Limits are in effect from April 30, 2009 until at least April 29, 2010.  Each of the affected Fund’s Retail Class Total Annual Operating Expense Limit is provided below:

Fund	Total Annual Retail Class Fund Operating Expense Limit
Westcore Growth Fund	1.15%
Westcore MIDCO Growth Fund	1.15%
Westcore Select Fund	1.15%
Westcore Blue Chip Fund	1.15%
Westcore Mid-Cap Value Fund	1.25%
Westcore Small-Cap Opportunity Fund	1.30%
Westcore Small-Cap Value Fund	1.30%
Westcore Micro-Cap Opportunity Fund	1.30%
Westcore International Frontier Fund	1.50%
Westcore Flexible Income Fund	0.85%
Westcore Plus Bond Fund	0.55%
Westcore Colorado Tax-Exempt Fund	0.65%

In addition, the Advisor has contractually agreed to waive and/or reimburse each Institutional Class its proportionate share of the Retail Class waiver and/or reimbursement plus the ongoing class-specific expenses until at least April 29, 2010.

The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal periods, including the seven-month fiscal year ended December 31, 2006 of each Fund:

Year Ended December 31, 2008

Fund Name	Gross Advisory Fees	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fees
Westcore Growth Fund	$1,494,336	$(26,733)	--	$1,467,603
Westcore MIDCO Growth Fund	935,100	(15,472)	--	919,628
Westcore Select Fund	223,340	(19,855)	--	203,485
Westcore Blue Chip Fund	324,212	(12,081)	--	312,131
Westcore Mid-Cap Value Fund	566,427	--	--	566,427

Fund Name	Gross Advisory Fees	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fees
Westcore Small-Cap Opportunity Fund	247,885	(122,462)	--	125,423
Westcore Small-Cap Value Fund	1,757,183	(155,226)	--	1,601,957
Westcore Micro-Cap Opportunity Fund*	5,519	(89,987)		(84,468)
Westcore International Frontier Fund	370,528	(142,405)	--	228,123
Westcore Flexible Income Fund	653,533	(129,378)	--	524,155
Westcore Plus Bond Fund	5,265,124	(2,869,059)	--	2,396,065
Westcore Colorado Tax-Exempt Fund	303,748	(153,009)	--	150,739

* The Westcore Micro-Cap Opportunity Fund commenced operations on June 23, 2008.

Year Ended December 31, 2007

Fund Name	Gross Advisory Fees	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fees
Westcore Growth Fund	$1,929,117	$(22,688)	--	$1,906,429
Westcore MIDCO Growth Fund	1,278,851	(26,522)	--	1,252,329
Westcore Select Fund	195,121	(36,251)	--	158,870
Westcore Blue Chip Fund	420,604	(12,124)	--	408,480
Westcore Mid-Cap Value Fund	776,873	--	--	776,873
Westcore Small-Cap Opportunity Fund	317,214	(107,331)	--	209,883
Westcore Small-Cap Value Fund	1,255,119	(127,189)	--	1,127,930
Westcore International Frontier Fund	504,043	(152,928)	--	351,115
Westcore Flexible Income Fund	1,202,423	(184,168)	--	1,018,255
Westcore Plus Bond Fund	4,371,124	(2,503,935)	--	1,867,189
Westcore Colorado Tax-Exempt Fund	285,028	(165,164)	--	119,864

Seven Month Period Ended December 31, 2006

Fund Name	Gross Advisory Fees	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fees
Westcore Growth Fund	$981,718	--	--	$981,718
Westcore MIDCO Growth Fund	711,970	--	--	711,970
Westcore Select Fund	56,290	32,398	--	23,892
Westcore Blue Chip Fund	244,238	--	--	244,238
Westcore Mid-Cap Value Fund	338,660		--	338,660
Westcore Small-Cap Opportunity Fund	128,611	$55,704	--	$72,907
Westcore Small-Cap Value Fund	267,545	61,138	--	206,407
Westcore International Frontier Fund	250,443	154,633	--	95,810
Westcore Flexible Income Fund	549,592	131,288	--	418,304
Westcore Plus Bond Fund	1,528,558	1,073,721	--	454,837
Westcore Colorado Tax-Exempt Fund	162,819	107,876	--	54,943

The Advisor manages other investment management accounts in addition to the Fund.  Each account managed by the Advisor has its own investment objective and policies and is managed accordingly by a particular team of portfolio managers.  As a result, from time to time two or more accounts, even if managed by the same team, may pursue divergent investment strategies with respect to investments or categories of investments.

Each Advisory Agreement is effective for its first two years and thereafter will continue in effect from year to year so long as such continuance is approved annually by a majority of the Funds’ Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds.  The Advisory Agreement (i) may be terminated without the payment of any penalty by the Fund or the Advisor on sixty days’ written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of such Fund.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor, as co-administrator, also provides administrative services to the Funds pursuant to an Administration Agreement and has agreed to pay all expenses incurred by it in connection with its administrative activities.

Distributor

ADI, an affiliate of ALPS (the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust.  Shares are sold on a continuous basis by ADI as agent of the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares.  ADI is not entitled to any compensation for its services as Distributor.  For the fiscal year ended December 31, 2008, the fiscal year ended December 31, 2007, and the seven month fiscal year ended December 31, 2006, the Distributor received $0 in underwriting commissions with respect to all the investment portfolios offered by the Trust.

Administrators

Pursuant to an Administration Agreement, ALPS and Denver Investments serve as co-administrators to the Funds (the “Administrators”). As Administrators, they have agreed to:  assist in maintaining the Funds’ office; furnish the Funds with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the SEC; prepare any reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate federal and state tax returns; monitor each Fund’s expense accruals; monitor compliance with each Fund’s investment policies and limitations; and generally assist in each Fund’s operations.

The table below provides the administrative fee to be paid by the Funds, pursuant to the Administration Agreement discussed above:

Asset Level	Annual Administrative Fee
First $750 million in average daily net assets of the Trust	0.25%
Next $250 million in average daily net assets of the Trust	0.20%
Net assets greater than $1.0 billion in average daily net assets of the Trust	0.125%

The Annual Administration Fees are then allocated to each Fund based upon each Fund’s relative proportion of the Trust’s net assets.

In addition, ALPS is entitled to an Institutional Class minimum administration fee.  The fee is charged directly to each Institutional Class based on the class’ assets in accordance with the schedule below.

Asset Level	Annual Minimum Fee
Assets between $0 and $9,999,999 million	$10,000
Assets between $10 million and $19,999,999	7,500
Assets between $20 million and $29,999,999	5,000
Assets between $30 million and $39,999,999	2,500
Assets greater than $40 million	No fee

ALPS is also entitled to a minimum administration fee for the Westcore Micro-Cap Opportunity Fund in accordance with the schedule below.

Asset Level	Annual Minimum Fee
Assets between $0 and $9,999,999 million	$10,000
Assets between $10 million and $19,999,999	7,500
Assets between $20 million and $29,999,999	5,000
Assets greater than $30 million	No fee

The following information summarizes the actual administration fees paid by the Funds and any administration fees waived, pursuant to the fee waiver agreements as discussed earlier, for the last three years.

Fiscal Year Ended December 31, 2008

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
Westcore Growth Fund	$416,714	--	$416,714
Westcore MIDCO Growth Fund	257,273	--	257,273
Westcore Select Fund	60,098	$(843)	59,255
Westcore Blue Chip Fund	94,111	--	94,111
Westcore Mid-Cap Value Fund	133,429	--	133,429
Westcore Small-Cap Opportunity Fund	53,068	(2,426)	50,642
Westcore Small-Cap Value Fund	321,131	(3,428)	317,703
Westcore Micro-Cap Opportunity Fund*	6,199	(2,892)	3,307
Westcore International Frontier Fund	54,575	(4,106)	50,469
Westcore Flexible Income Fund	266,297	(5,576)	260,721
Westcore Plus Bond Fund	2,081,579	(143,040)	1,938,539
Westcore Colorado Tax-Exempt Fund	108,424	(7,557)	100,867

*The Westcore Micro-Cap Opportunity Fund commenced operations on June 23, 2008.

Fiscal Year Ended December 31, 2007

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
Westcore Growth Fund	$526,396	--	$526,396
Westcore MIDCO Growth Fund	349,585	--	349,585
Westcore Select Fund	52,590	(1,588)	51,002
Westcore Blue Chip Fund	116,913	--	116,913
Westcore Mid-Cap Value Fund	182,841	--	182,841
Westcore Small-Cap Opportunity Fund	58,069	$(2,298)	55,771
Westcore Small-Cap Value Fund	223,228	(2,897)	220,331
Westcore International Frontier Fund	74,141	(3,757)	70,384
Westcore Flexible Income Fund	475,396	(11,900)	463,496
Westcore Plus Bond Fund	1,713,803	(121,089)	1,592,714
Westcore Colorado Tax-Exempt Fund	100,181	(7,642)	92,539

Seven Month Fiscal Year Ended December 31, 2006

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
Westcore Growth Fund	$299,124	--	$299,124
Westcore MIDCO Growth Fund	217,310	--	217,310
Westcore Select Fund	16,988	1,398	15,590
Westcore Blue Chip Fund	74,500	--	74,500
Westcore Mid-Cap Value Fund	89,345	--	89,345
Westcore Small-Cap Opportunity Fund	25,458	$1,711	23,747
Westcore Small-Cap Value Fund	52,805	1,856	50,949
Westcore International Frontier Fund	41,386	4,150	37,236
Westcore Flexible Income Fund	240,960	6,763	234,197
Westcore Plus Bond Fund	670,540	57,677	612,863
Westcore Colorado Tax-Exempt Fund	64,613	5,368	59,245

Effective January 1, 2006, the Trust agreed to reimburse Denver Investments for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund shares through omnibus accounts (“Omnibus Accounts”).  The amount reimbursed by the Trust does not exceed the cost that would be incurred by the Trust if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the reimbursement amount, the Trust’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a semi-annual basis as follows (“Effective Rate”):

Trust Retail Class Transfer Agency Costs divided by
Trust Retail Class Assets serviced directly by Fund’s Transfer Agent

This Effective Rate is then multiplied by the Retail Class Assets in the Omnibus Accounts.  For the period January 1, 2008 through December 31, 2008, the Trust reimbursed Denver Investments $1,388,028.

CUSTODIAN, TRANSFER AGENT, AND BOOKKEEPING AND PRICING AGENT

The Bank of New York Mellon Corporation (the “Custodian”), with principal offices at One Wall Street, New York, New York 10286, serves as custodian of the assets of each of the Funds pursuant to a custody agreement (the “Custody Agreement”).  Under the Custody Agreement, the Custodian has agreed to hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.  The Custodian may, at its own expense, open and maintain a custody account or accounts on behalf of any Fund with other banks or trust companies, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation.

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds.  As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitates the electronic delivery of shareholder statements and reports; and (f) maintain shareholder accounts.  Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

ALPS has also agreed, pursuant to a separate Bookkeeping and Pricing Agreement, to maintain the financial accounts and records of the Funds and to compute the net asset value and certain other financial information of the Funds.  Under the Bookkeeping and Pricing Agreement, ALPS is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except for a loss resulting from willful misfeasance, bad faith or negligence on the part of ALPS in the performance of its duties under the Agreement.

PORTFOLIO MANAGERS

As of the most recently completed fiscal year ended December 31, 2008, the following tables summarize the other investment activities of each portfolio manager, as organized around the Advisor’s investment teams.

GROWTH TEAM
	Moscatelli	Juran	Scarth

Registered Inv Companies
Assets	$0	$0	$0
# of Accounts	0	0	0

Performance Based
Assets	$0	$0	$0
# of Accounts	0	0	0

Other Pooled Accts
Assets	$0	$0	$0
# of Accounts	0	0	0

Performance Based
Assets	$0	$0	$0
# of Accounts	0	0	0

Other Accts
Assets	$100,265,496	$100,265,496	$100,265,496
# of Accounts	391*	391*	391*

Performance Based
Assets	$0	$0	$0
# of Accounts	0	0	0

Grand Totals
Assets	$100,265,496	$100,265,496	$100,265,496
# of Accounts	391*	391*	391*

*Total Accounts for the Growth Team includes 372 accounts within separately managed account (SMA) wrap or discretionary model accounts which Denver Investments serves as portfolio manager.

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

MIDCO TEAM

	Chester	Begun	Bliss	Loehr	Reed

Registered Inv Companies
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0

Other Pooled Accts
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Other Accts
Assets	$1,268,094,866	$1,268,094,866	$1,268,094,866	$1,268,094,866	$1,268,094,866
# of Accounts	24	24	24	24	24

Performance Based
Assets	$554,131,393	$554,131,393	$554,131,393	$554,131,393	$554,131,393
# of Accounts	2	2	2	2	2

Grand Totals
Assets	$1,268,094,866	$1,268,094,866	$1,268,094,866	$1,268,094,866	$1,268,094,866
# of Accounts	24	24	24	24	24

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

INT’L SMALL CAP TEAM
	Fenley	Duhon	Oki

Registered Inv Companies
Assets	$0	$0	$0
# of Accounts	0	0	0

Performance Based
Assets	$0	$0	$0
# of Accounts	0	0	0

Other Pooled Accts
Assets	$9,246,172	$9,246,172	$9,246,172
# of Accounts	1	1	1

Performance Based
Assets	$0	$0	$0
# of Accounts	0	0	0

Other Accts
Assets	$4,091,512	$4,091,512	$4,091,512
# of Accounts	5	5	5

Performance Based
Assets	$0	$0	$0
# of Accounts	0	0	0

Grand Totals
Assets	$13,337,684	$13,337,684	$13,337,684
# of Accounts	6	6	6

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

VALUE TEAM
	Herrick	Adelmann	Anguilm	Dayton	Kuppinger	Ramirez	Tesseo

Registered Inv Companies
Assets	$279,969,597	$279,969,597	$279,969,597	$279,969,597	$0	$279,969,597	$0
# of Accounts	3	3	3	3	0	3	0

Performance Based
Assets	$18,042,078	$18,042,078	$18,042,078	$18,042,078	$0	$18,042,078	$0
# of Accounts	1	1	1	1	0	1	0

Other Pooled Accts
Assets	$0	$0	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0	0	0

Other Accts
Assets	$375,253,905	$375,253,905	$375,253,905	$375,253,905	$0	$375,253,905	$0
# of Accounts	638*	638*	638*	638*	0	638*	0

Performance Based
Assets	$0	$0	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0	0	0

Grand Totals
Assets	$655,223,505	$655,223,502	$655,223,502	$655,223,502	$0	$655,223,502	$0
# of Accounts	641*	641*	641*	641*	0*	641*	0*

* Total Accounts for Herrick, Adelmann, Anguilm, Dayton and Ramirez includes 561 accounts within separately managed account (SMA) wrap programs which Denver Investments serves as portfolio manager.

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

FIXED-INCOME TEAM

	McKissick	Johnson	Snyder	Stevens	Harris

Registered Inv Companies
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Other Pooled Accts
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Other Accts
Assets	$2,056,753,365	$0	$0	$918,190,037(1)	$560,897,985
# of Accounts	28	0	0	24	8

Performance Based
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Grand Totals
Assets	$2,056,753,365	$0	$0	$918,190,037(1)	$560,897,985
# of Accounts	28	0	0	24	8

(1)  Includes one or more accounts where the portfolio manager has dedicated day-to-day management responsibility with respect to only a portion of a “balanced” investment strategy account.  The dollar value of the assets disclosed here reflects the entire dollar value of each such account.

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

Description of Material Conflicts of Interest

The Advisor has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation, conflicting investment strategies and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the Advisor believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Funds and its other managed funds and accounts have been reasonably designed.

Westcore Funds Portfolio Manager Compensation Structure Disclosure

The Advisor is a limited liability company with “members” or “partners” as the owners of the firm. The compensation structure for partners versus employees differs such that a separate description of portfolio managers’ compensation is required for those portfolio managers who are partners and those who are not partners.

As a portfolio manager and partner of the Advisor, the primary compensation comes from a base salary and a predetermined percentage of distributed profit. Additionally, the management committee of the Advisor may award an incentive compensation bonus to partners who significantly exceed expectations over an extended period. The criteria for the incentive compensation pool, while generally not directly tied to performance, include the following factors:  performance, growth, and/or retention of assets, profitability, and intangibles.  There is a composite of similarly managed accounts for each investment style at the Advisor, and each Fund is included in the appropriate composite. The performance criteria emphasizes pre-tax long-term (3-5 years when available) results of the composites combined with the specific partner’s “buy list” for that investment style where applicable, rather than specific Fund results. They can also participate in the Advisor’s defined-contribution retirement plan, which includes normal matching provisions and a discretionary contribution in accordance with applicable tax regulations.

Non-partner portfolio manager compensation consists of a base salary, discretionary firm profit sharing and predetermined potential bonus.  A portion of the bonus is determined by the overall pre-tax performance of the investment management accounts managed by the non-partner portfolio manager (including the Fund) in comparison to the applicable benchmark index and peer group data in the same manner as described above for partners.  The remaining portion of the bonus is subjective, based primarily on the portfolio manager’s contributions to the investment process, stock selection and teamwork.

Both partner and non-partner portfolio managers can also participate in the Advisor’s defined contribution retirement plan, which includes normal matching provisions and a discretionary contribution in accordance with applicable tax regulations.

Ownership of Securities.  The table below identifies ownership in the Westcore Funds by each portfolio manager as of December 31, 2008:

Portfolio Manager	Fund	Ownership Range

Ross Moscatelli	Growth	$100,001 - $500,000
Craig Juran	Growth	$50,001 - $100,000
Derek Scarth	Growth	$100,001 - $500,000
Will Chester	MIDCO Growth	$500,001 - $1,000,000
Wiley Reed	MIDCO Growth	$100,001 - $500,000
Adam Bliss	MIDCO Growth	$1 - $10,000
Jeff Loehr	MIDCO Growth	$10,001 - $50,000
Mitch Begun	MIDCO Growth	$10,001 - $50,000
Will Chester	Select	$500,001 - $1,000,000
Kris Herrick	Blue Chip	$10,001 -$50,000
Mark Adelmann	Blue Chip	$100,001 - $500,000

Troy Dayton	Blue Chip	$10,001 - $50,000
Derek Anguilm	Blue Chip	$10,001 - $50,000
Lisa Ramirez	Blue Chip	$10,001 - $50,000
Kris Herrick	Mid-Cap Value	$50,001 - $100,000
Mark Adelmann	Mid-Cap Value	$50,001 - $100,000
Troy Dayton	Mid-Cap Value	$10,001 - $50,000
Derek Anguilm	Mid-Cap Value	$10,001 - $50,000
Lisa Ramirez	Mid-Cap Value	$10,001 - $50,000
Kris Herrick	Small-Cap Opportunity	$10,001 - $50,000
Mark Adelmann	Small-Cap Opportunity	$10,001 - $50,000
Troy Dayton	Small-Cap Opportunity	$10,001 - $50,000
Derek Anguilm	Small-Cap Opportunity	$10,001 - $50,000
Lisa Ramirez	Small-Cap Opportunity	$10,001 - $50,000
Kris Herrick	Small-Cap Value	$50,001 - $100,000
Mark Adelmann	Small-Cap Value	$50,001 - $100,000
Troy Dayton	Small-Cap Value	$50,001 - $100,000
Derek Anguilm	Small-Cap Value	$10,001 - $50,000
Lisa Ramirez	Small-Cap Value	$100,001 - $500,000
Kris Herrick	Micro-Cap Opportunity	$10,001 - $50,000
Jon Tesseo	Micro-Cap Opportunity	$10,001 - $50,000
Paul Kuppinger	Micro-Cap Opportunity	None
John Fenley	Int'l Frontier	$100,001 - $500,000
Jeremy Duhon	Int'l Frontier	$10,001 - $50,000
Koji Oki	Int'l Frontier	None
Mark McKissick	Plus Bond	$100,001 - $500,000
Lisa Snyder	Plus Bond	$1 - $10,000
Mark McKissick	Flexible Income	$10,001 - $50,000
Troy Johnson	Flexible Income	$10,001 - $50,000
Tom Stevens	Colorado Tax-Exempt	$100,001 - $500,000
Ken Harris	Colorado Tax-Exempt	$1 - $10,000

EXPENSES

Operating expenses borne by the Funds include taxes, interest, fees and expenses of its Trustees and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, charges of the Funds’ custodian, shareholder services agent and accounting services agent, certain insurance premiums, outside auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses.  The Funds also pay for brokerage fees, commissions and other transaction charges (if any) in connection with the purchase and sale of portfolio securities.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

It is the Westcore Funds’ policy to publicly disclose portfolio holding information of all holdings on a monthly basis on the Funds’ website at www.westcore.com so that all investors and prospective investors have equal access to current information at the same time.  Generally the information will be posted on the Funds’ website on or around the 15th of each month and the Funds are allowed to disclose their top 10 portfolio holdings as frequently as monthly and from time to time before the complete holdings are disclosed, provided that such information is first made publicly available via the Funds’ website.  Portfolio holdings information is disclosed to the Funds’ service providers or its agents in order to carry out the Funds’ operations.  Each of the Funds’ service providers or its agents is required to keep such information confidential by agreement or by general professional fiduciary duty.  The identity of such entities is provided below:

Recipient Name	Frequency of Holdings Disclosure	Lag of Information Provided	Date of Information	Date Provided to Recipients
Denver Investments (Investment Advisor and Co-Administrator)	Daily	None	Daily	Daily
SunGard Portfolio Solutions, Inc. (Accounting Systems Software utilized by Advisor)	Daily	None	Daily	Daily
Eze Castle Software, Inc. (Trade Order Management System provider utilized by Advisor)	Daily	None	Daily	Daily
Factset Research Systems, Inc. (Market Data provider utilized by Advisor)	Daily	None	Daily	Daily
RiskMetrics Group (Proxy Voting provider utilized by Advisor and Funds)	Daily	None	Daily	Daily
Financial Tracking Technologies LLC (Compliance Monitoring System utilized by Advisor)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Co-Administrator, Bookkeeping and Pricing Agent)	Daily	None	Daily	Daily
Global Investment Systems L.P. (Mutual Fund Accounting Systems Software utilized by ALPS)	As needed	None	Daily	As needed
Interactive Data Pricing and Reference Data, Inc. (Pricing provider utilized by Administrator)	Daily	None	Daily	Daily
The Bank of New York Mellon Corporation (Custodian)	Daily	None	Daily	Daily
Deloitte & Touche LLP (Independent Auditors)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Counsel to the Funds and Independent Trustees)	As needed	None	As needed	As needed

Electra Information Systems, Inc. (Asset Reconciliation provider utilized by Administrator)	Daily	None	Daily	Daily
Lipper, Inc.	Monthly	No greater than 10 days	Month-end	On or before the 10th day of each month

In addition to the categories of persons and names of persons described above who may receive nonpublic information, brokers executing portfolio trades on behalf of the Funds may receive nonpublic holdings information in connection with such trades.

The Advisor manages accounts in addition to the Westcore Funds as previously disclosed in the section titled “Portfolio Managers.” The Advisor has also contracted to provide certain institutional style model portfolios to third parties for a management fee. Although separate from the Funds, these accounts and model portfolios may be managed in an investment style similar to certain Westcore Funds and thus may have similar portfolio holdings, which are accessible by authorized individuals earlier than the Fund’s holdings disclosure policy.

Neither the Funds nor its Advisor shall receive any compensation or other consideration in connection with the disclosure of information about portfolio securities. Only the Funds’ President and Treasurer may authorize the disclosure of information about portfolio securities that deviates from the policy described above which will be disclosed to the Board at its next regularly scheduled meeting.  The Advisor has concluded that this policy does not present conflicts between the best interests of Westcore shareholders and the Advisor. This policy is subject to annual review by the Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP, with principal offices at 555 Seventeenth Street, Suite 3600, Denver, CO 80202-3942, serves as Independent Registered Public Accounting Firm for the Funds.  The Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2008 has been filed with the SEC.  The Financial Statements and Independent Registered Public Accounting Firm’s Report in such Annual Report are incorporated by reference into this SAI.  The Financial Statements and Independent Registered Public Accounting Firm’s Report thereon, in such Annual Reports have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

COUNSEL

Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, serves as counsel to the Trust and will pass upon certain legal matters relating to the Funds.

CODES OF ETHICS

The Trust, the Advisor and ADI have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts.  The codes of ethics are on public file with, and available from, the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.

As indicated in the Prospectus, the Advisor permits investment and other personnel to purchase and sell securities for their own accounts, including securities that may be held by the Funds, in accordance with the Advisor’s policy regarding personal investing by members, officers and employees of the Advisor. The Advisor policy requires all members, officers and employees to pre-clear all transactions in securities not otherwise exempt under the policy.  In addition to pre-clearance, the policy subjects members, officers and employees of the Advisor to various trading restrictions and reporting obligations.  All reportable transactions are reviewed for compliance with the Advisor’s policy.  The provisions of the policy are administered by and subject to exceptions authorized by the Advisor.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted the Advisor proxy voting policies and procedures, which sets forth the guidelines to be utilized by the Advisor in voting proxies for the Funds.  To execute this responsibility, the Advisor relies heavily on its subscription to RiskMetrics Group.  A summary of the Advisor proxy voting policy and procedures is attached hereto as Appendix B and is incorporated herein by reference.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge at www.westcore.com and on the SEC Internet site at www.sec.gov.

ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

From time to time, the yields, tax-equivalent yields, effective yields and the total return (before taxes) of a Fund may be quoted in newsletters, advertisements and other publications that may include comparisons of a Fund’s performance with the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services.  Performance information is generally available by calling ALPS at 1-800-392-CORE (2673).

Any fees charged by your Service Organization directly to your account in connection with an investment in a Fund will not be included in the Fund’s calculations of yield and/or total return.

Performance quotations of a Fund represent its past performance, and you should not consider them representative of future results.  The investment return and principal value of an investment in a Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Because performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time.

Yield Calculations – Westcore Bond Funds

The funds yield shows the rate of income a Fund earns on its investments as a percentage of its share price.  It represents the amount you would earn if you remained invested in a Fund for a year and the Fund continued to have the same yield for the year.  Yield does not include changes in NAV.  Each yield is calculated by dividing the net investment income per share (as described below) earned by a Fund during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference.  A Fund’s net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.  This calculation can be expressed as follows:

Where:	a =	dividends and interest earned during the period.

	b =	expenses accrued for the period (net of reimbursements).

	c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.

	d =	net asset value per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable “a” in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund.  Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund.  For purposes of this calculation, it is assumed that each month contains 30 days.  The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.  With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium.  The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity.  In the case of tax-exempt obligations that are issued with original issue discount but that have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation.  On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but that have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest (“pay downs”), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium or the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available, or (ii) not to amortize discount or premium on the remaining security.

Undeclared earned income will be subtracted from the net asset value per share (variable “d” in the formula).  Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

Based on the foregoing calculations, the yields of the Funds for the 30-day period ended December 31, 2008 were as follows:

Fund	30-Day Yield (with fee waivers)	30-Day Yield (without fee waivers)

Westcore Flexible Income Fund– Retail Class	13.33%	12.95%
Westcore Flexible Income Fund – Institutional Class	13.52%	0.42%
Westcore Plus Bond Fund – Retail Class	5.64%	5.32%
Westcore Plus Bond Fund – Institutional Class	5.75%	5.27%
Westcore Colorado Tax-Exempt Fund	3.87%	3.60%

“Tax-Equivalent” Yield Calculations – Westcore Colorado Tax-Exempt Fund

The Fund’s “tax-equivalent” yield shows the level of the taxable yield needed to produce an after-tax yield equivalent to the Fund’s tax-free yield.  The Fund’s tax-equivalent yield will always be higher than its yield.  It is calculated by:  (a) dividing the portion of the Fund’s yield that is exempt from both federal and Colorado state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund’s yield that is exempt from federal income tax only by one minus a stated federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund’s yield that is not exempt from federal income tax.

Based on the foregoing calculations, the yield and tax-equivalent yield of the Fund for the 30-day period ended December 31, 2008 (after fee waivers) were 3.87% and 6.24%, respectively, and before fee waivers were 3.60% and 5.81%, respectively.

Tax-Equivalent Yield is based upon the effective combined state and federal tax rate assumptions of 38.01% (assuming a 35.00% federal tax rate and a 4.63% Colorado tax rate and assuming the Colorado tax is deductible for calculating federal income tax liability) for the Westcore Colorado Tax-Exempt Fund.

Total Return Calculations

The average annual total return (before taxes) represents the average annual percentage change in the value of an investment in a Fund over a specified measuring period.  Average annual returns for more than one year tend to smooth out variations in a Fund’s return and are not the same as actual annual results.  Each Fund computes its average annual total return (before taxes) by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment.  This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.  This calculation can be expressed as follows:

Where:	ERV=	ending redeemable value at the end of the period covered by computation of a hypothetical $1,000 payment made at the beginning of the period.

	P=	hypothetical initial payment of $1,000.

	N=	period covered by the computation, expressed in terms of years.

The aggregate total return reflects income and capital appreciation/depreciation and establishes a total percentage change in the value of an investment in a Fund over a specified measuring period.  It is computed by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment.  The formula for calculating aggregate total return is as follows:

The calculations of average annual total return (before taxes) and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged by the Trust to all shareholder accounts.  The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Based on the foregoing calculations, the average annual total return (before taxes) after fee waivers for the year ended, the five and ten year periods ended December 31, 2008 and for the periods since commencement of the Funds’ respective operations were as follows:

Fund	One Year Ended December 31, 2008	Since Inception Institutional Class Only To December 31, 2008(9)	Five Years Ended December 31, 2008	Ten Years Ended December 31, 2008	Since Inception Retail Class Only To December 31, 2008
Westcore Growth Fund – Retail Class(2)	(45.33)%	N/A	(3.72)%	0.82%	N/A
Westcore Growth Fund – Institutional Class	(45.26)%	(37.09)%	N/A	N/A	N/A
Westcore MIDCO Growth Fund – Retail Class(1)	(44.92)%	N/A	(4.13)%	0.99%	N/A
Westcore MIDCO Growth Fund – Institutional Class	(44.86)%	(39.12)%	N/A	N/A	N/A
Westcore Select Fund – Retail Class(6)	(34.35)%	N/A	2.69%	N/A	10.22%
Westcore Blue Chip Fund – Retail Class(2)	(36.24)%	N/A	(2.18)%	(0.87)%	N/A
Westcore Blue Chip Fund – Institutional Class	(36.09)%	(32.63)%	N/A	N/A	N/A
Westcore Mid-Cap Value Fund – Retail Class(5)	(42.38)%	N/A	(1.66)%	4.24%	N/A
Westcore Small-Cap Opportunity Fund – Retail Class(4)	(35.90)%	N/A	(1.50)%	2.88%	N/A
Westcore Small-Cap Opportunity Fund – Institutional Class	(35.76)	(34.62)%	N/A	N/A	N/A
Westcore Small-Cap Value Fund – Retail Class(8)	(33.57)%	N/A	N/A	N/A	(4.36)%
Westcore Small-Cap Value Fund – Institutional Class	(33.51)%	(32.69)%	N/A	N/A	N/A
Westcore Micro-Cap Opportunity Fund – Retail Class(10)	N/A	N/A	N/A	N/A	(24.33)%

Westcore International Frontier Fund – Retail Class(7)	(48.86)%	N/A	(5.06)%	N/A	(2.52)%
Westcore Flexible Income Fund – Retail Class(2)	(29.97)%	N/A	(3.20)%	1.64%	N/A
Westcore Flexible Income Fund – Institutional Class	(29.89)%	(26.94)%	N/A	N/A	N/A
Westcore Plus Bond Fund – Retail Class(2)	(1.86)%	N/A	3.52%	5.34%	N/A
Westcore Plus Bond Fund – Institutional Class	(1.77)	0.37%	N/A	N/A	N/A
Westcore Colorado Tax-Exempt Fund – Retail Class(3)	(1.34)%	N/A	1.90%	3.26%	N/A
______________________________
(1)	Commenced Operations on August 1, 1986.
(2)	Commenced Operations on June 1, 1988.
(3)	Commenced Operations on June 1, 1991.
(4)	Commenced Operations on December 28, 1993.
(5)	Commenced Operations on October 1, 1998.
(6)	Commenced Operations on October 1, 1999.
(7)	Commenced Operations on December 15, 1999.
(8)	Commenced Operations on December 13, 2004.
(9)	Commenced Operations on September 28, 2007.
(10)	Commenced Operations on June 23, 2008.

The “average annual total return (after taxes on distributions)” and “average annual total return (after taxes on distributions and redemptions)” for each Fund are included in the Prospectus.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) that would produce that amount, assuming a redemption at the end of the period.  This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.  This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period.  In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions).  The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date.  These tax rates may vary over the measurement period.  The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law.  The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) that would produce that amount, assuming a redemption at the end of the period.  This calculation assumes a complete redemption of the investment.  This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period.  In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions).  The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date.  These tax rates may vary over the measurement period.  The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.  The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).  In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.  The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation.  The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).  When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses.  If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, “Materials”) a total return figure that more accurately compares a Fund’s performance with other measures of investment return.  For example, in comparing a Fund’s total return with data published by Lipper, Inc., Morningstar, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of a Fund and assuming the reinvestment of all dividends and distributions.  Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials.  “Compounding” refers to the fact that, if dividends or other distributions on an investment in a Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment.  As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.

In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities.  From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Advisor as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.  The materials may also refer to or describe the types of clients the Advisor advises, and describe the Advisor’s method of operation, internal work environment, procedure and philosophy.  The Funds may also include in Materials charts, graphs or drawings that compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds.  Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments.  Such Materials may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.  From time to time, the materials may include contests or promotions that may include the award of Fund shares as prizes, and a waiver of certain minimum amount requirements to open an account.
MISCELLANEOUS

As used in this SAI, a “majority of the outstanding shares” of a Fund or a class of shares means, with respect to the approval of an investment advisory agreement, a distribution plan or as a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or class.

As of March 31, 2009, the following shareholders owned 5% or more of the outstanding class of shares of the Funds.  In addition, any shareholder listed below owning 25% or more of the outstanding shares of a Fund may, for certain purposes, be deemed to control that Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

WESTCORE GROWTH FUND-Retail Class
Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Fl. New York, NY 10281	69.05%	10,354,126	$77,641,446.05	Record Only

Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	12.53%	1,879,075	$14,090,428.20	Record Only
Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103	6.69%	1,003,700	$7,526,344.57	Record Only

WESTCORE GROWTH FUND-Institutional Class
Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Wells Fargo Bank MN NA FBO ATTN: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	93.01%	230,603	$1,731,551.09	Record Only
Denver Investments Retirement Plan 1225 17th Street, 26th Floor Denver, CO 80202	93.01%	230,603	$1,731,551.09	Beneficial Only
Ross Moscatelli c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	7.86%	19,491	$146,355.03	Beneficial Only (1)
Georgene Pedrie c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	7.56%	18,738	$140,703.19	Beneficial Only (1)
Penland Family Living Trust P.O. Box 1451 Edwards, CO 81632	6.50%	16,105	$120,927.55	Record & Beneficial
Craig Juran c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	6.34%	15,725	$118,078.27	Beneficial Only (1)
David Lansdowne c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	5.66%	14,036	$105,389.80	Beneficial Only (1)
Jeffrey Payne c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	5.10%	12,651.21	$94,995.39	Beneficial Only (1)
(1) Beneficial ownership exists in connection with shares held on behalf of the specified person through Denver Investments Retirement Plan, but only as to dispositive power.  All voting power rests in the hands of the plan sponsor.

WESTCORE MIDCO GROWTH FUND-Retail Class
Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For the Exclusive Benefit of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	50.77%	9,237,404	$31,229,816.41	Record Only
National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Fl. New York, NY 10281	6.15%	1,118,762	$3,782,309.58	Record Only

WESTCORE MIDCO GROWTH FUND-Institutional Class
Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Fl. New York, NY 10281	62.59%	4,225,512	$14,321,106.83	Record Only
Denver Investments Retirement Plan 1225 17th Street, 26th Floor Denver, CO 80202	24.69%	1,667,226	$5,650,563.21	Beneficial Only
Wells Fargo Bank MN NA FBO Westcore MIDCO Growth ATTN: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	24.69%	1,667,226	$5,650,563.21	Record Only
Rocky Mountain News Guild c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	23.37%	1,577,562	$5,346,671.51	Beneficial Only
Denver c/o Typo Union Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	14.24%	961,503	$3,258,725.59	Beneficial Only
Denver Mailers Union c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	14.24%	961,705	$3,259,411.06	Beneficial Only
Charles Schwab & Co. Inc. Special Account For the Exclusive Benefit of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	9.16%	618,286	$2,095,493.42	Record Only

Denver News Press c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	7.42%	500,989	$1,697,950.41	Beneficial Only
Todger Anderson c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	6.89%	465,218	$1,576,718.09	Beneficial Only (1)
(1) Beneficial ownership exists in connection with shares held on behalf of the specified person through Denver Investments Retirement Plan, but only as to dispositive power.  All voting power rests in the hands of the plan sponsor.
WESTCORE SELECT FUND
Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	47.59%	1,239,5315	$12,977,894.74	Record Only
Maril & Co. c/o M & I Trust Co. 1000 N. Water St. Milwaukee, WI 53202	17.91%	466,454	$4,883,773.03	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	10.82%	281,876	$2,951,243.53	Record Only
Denver Investments Retirement Plan 1225 17th Street, 26th Fl. Denver, CO 80202	5.80%	151,056	$1,581,556.07	Beneficial Only
Wells Fargo Bank MN NA FBO Westcore Select Fund ATTN: Mutual Funds P.O. Box 1533 Minneapolis, MN 55480-1533	5.80%	151,056	$1,581,556.07	Record Only

WESTCORE BLUE CHIP FUND-Retail Class
Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	28.24%	552,114	$4,332,604.35	Record Only
Lauren W. Ingram c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	8.11%	158,496	$1,243,768.18	Record & Beneficial

Jeffrey J. Wagner c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	7.51%	146,803	$1,152,009.93	Record & Beneficial

WESTCORE BLUE CHIP FUND-Institutional Class
Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Floor New York, NY 10281	61.63%	1,305,694	$10,251,131.02	Record Only
Wells Fargo Bank MN NA FBO RPS Westcore Blue Chip P.O. Box 1533 Minneapolis, MN 55480-1533	22.73%	481,640	$3,781,405.44	Record Only
Denver Investments Retirement Plan 1225 17th Street, 26th Floor Denver, CO 80202	22.73%	481,640	$3,781,405.44	Beneficial Only
Rocky Mountain News Guild c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	19.84%	420,386	$3,298,892.71	Beneficial Only
Denver Typo Union c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	15.56%	329,603	$2,586,490.52	Beneficial Only
Denver Mailers Union c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	15.39%	326,126	$2,559,211.17	Beneficial Only
Denver News Press c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	8.30%	175,900	$1,381,011.83	Beneficial Only
Colorado State Bank and Trust Custodian John B. Chafee IRA Rollover 460 Glencoe Street Denver, CO 80220	7.50%	158,892	$1,247,477.35	Record & Beneficial
Bonnie McNauthton Living Trust c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	6.17%	130,733	$1,026,394.92	Record & Beneficial

WESTCORE MID-CAP VALUE FUND
Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	61.19%	2,138,604	$22,606,116.39	Record Only

National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	18.66%	652,184	$6,893,909.22	Record Only

WESTCORE SMALL-CAP OPPORTUNITY FUND-Retail Class
Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
MLPF&S For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive E, 3rd Floor Jacksonville, FL 32246	22.29%	204,025	$3,858,357.66	Record Only
National Financial Services LLC For The Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center ATTN: Mutual Funds Dept, 5th Floor New York, NY 10281	16.39%	131,019	$3,989,443.38	Record Only
Keybank for the Benefit of Elkhart General Hospital Board P.O. Box 94871 Cleveland, OH 44101	14.75%	134,993	$2,552,884.58	Record & Beneficial
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	9.89%	90,531	$1,712,051.08	Record Only
Keybank for the Benefit of Elkhart General Hospital P.O. Box 94871 Cleveland, OH 44101	8.76%	80,207	$1,516,801.47	Record & Beneficial
Union Bank Trust FBO RHBPT Balance Portfolio Master Trust P.O. Box 85484 San Diego, CA 92186	5.09%	46,610	$881,456.29	Record Only

WESTCORE SMALL-CAP OPPORTUNITY FUND-Institutional Class
Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 733 Marquette Avenue, 5th Floor Minneapolis, MN 55480	54.34%	59,877	$1,136,195.51	Record Only

Denver Investments Retirement Plan 1225 17th Street, 26th Fl. Denver, CO 80202	54.34%	59,877	$1,136,195.51	Beneficial Only
Penland Family Living Trust P.O. Box 1451 Edwards, CO 81632	32.25%	35,540	$674,386.33	Record & Beneficial
NA Bank & Co P.O. Box 2180 Tulsa, OK 74101	13.39%	14,756	$280,007.39	Record Only

WESTCORE SMALL-CAP VALUE FUND-Retail class
Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	37.66%	7,750,450	$50,281,819.18	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	21.92%	4,512,164	$29,273,117.25	Record Only
Mitra c/o M & I Trust Co. N.A. 11270 W Park Place, S 400 Milwaukee, WI 53224	8.96%	1,844,501	$11,966,385.12	Record Only
MLPF&S For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive E, 3rd Floor Jacksonville, FL 32246	8.85%	1,820,599	$11,811,315.64	Record Only

WESTCORE SMALL-CAP VALUE FUND-Institutional Class
Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	53.67%	1,653,652	$10,718,972.16	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	12.69%	391,057	$2,534,829.00	Record Only

New York Life Trust Company 169 Lakawanna Ave. Parsippany, NJ 07054	9.83%	303,031	$1,964,245.84	Record Only
Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 733 Marquette Avenue, 5th Floor Minneapolis, MN 55480	5.77%	177,840	$1,152,760.06	Record Only
Denver Investments Retirement Plan 1225 17th Street, 26th Fl. Denver, CO 80202	5.77%	177,840	$1,152,760.06	Beneficial Only

WESTCORE MICRO-CAP OPPORTUNITY FUND
Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 733 Marquette Avenue, 5th Floor Minneapolis, MN 55480	38.48%	54,379	$334,429.61	Record Only
Denver Investments Retirement Plan 1225 17th Street, 26th Fl. Denver, CO 80202	38.48%	54,379	$334,429.61	Beneficial Only
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	24.25%	34,271	$210,766.10	Record Only
Denver Investments 1225 17th Street, 26th Fl. Denver, CO 80202	17.78%	25,122	$154,499.09	Record & Beneficial
Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103	9.74%	13,758	$84,612.09	Record Only
Mark McKissick c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	7.42%	10,485	$64,483.71	Beneficial Only (1)
Wiley Reed c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	6.47%	9,149	$56,266.80	Beneficial Only (1)
(1) Beneficial ownership exists in connection with shares held on behalf of the specified person through Denver Investments Retirement Plan, but only as to dispositive power.  All voting power rests in the hands of the plan sponsor.

WESTCORE INTERNATIONAL FRONTIER FUND
Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	75.44%	1,943,455	$13,555,211.49	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	7.44%	191,581	$1,336,238.87	Record Only

WESTCORE FLEXIBLE INCOME FUND-Retail Class
Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account for the Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	55.35%	5,658,382	$60,967,369.96	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	13.29%	1,358,488	$14,637,297.90	Record Only
Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103	8.99%	918,517	$5,566,215.34	Record Only

WESTCORE FLEXIBLE INCOME FUND-Institutional Class
Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 733 Marquette Avenue, 5th Floor Minneapolis, MN 55480	99.91%	128,397	$776,799.01	Record Only
Denver Investments Retirement Plan 1225 17th Street, 26th Fl. Denver, CO 80202	99.91%	128,397	$776,799.01	Beneficial Only

Mark McKissick c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	8.39%	10,787	$65,258.77	Beneficial Only (1)
Lucille V. Morrison c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	7.33%	9,417	$56,974.76	Beneficial Only (1)
(1) Beneficial ownership exists in connection with shares held on behalf of the specified person through Denver Investments Retirement Plan, but only as to dispositive power.  All voting power rests in the hands of the plan sponsor.
WESTCORE PLUS BOND FUND-Retail Class
Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefit Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	43.23%	49,009,225	$488,082,870.34	Record Only
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	29.53%	33,474,337	$333,370,917.25	Record Only

WESTCORE PLUS BOND FUND-Institutional Class
Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
National Financial Services For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center Attn: Mutual Funds Dept., 5th Floor New York, NY 10281	42.49%	2,909,018	$28,969,161.57	Record Only
Maril & Co. c/o M & I Trust Co. 1000 N. Water St. Milwaukee, WI 53202	34.82%	2,384,325	$23,744,061.54	Record Only
Rocky Mountain News Guild c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	12.37%	847,198	$8,436,733.33	Beneficial Only
Denver Typo Union c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	10.07%	689,396	$6,865,282.60	Beneficial Only
Denver Mailers Union c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	10.02%	685,730	$6,828,773.55	Beneficial Only

Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 733 Marquette Avenue, 5th Floor Minneapolis, MN 55480	5.96%	408,172	$4,064,736.14	Record Only
Denver Investments Retirement Plan 1225 17th Street, 26th Fl. Denver, CO 80202	5.96%	408,172	$4,064,736.14	Beneficial Only
Denver News Press c/o Denver Investments 1225 17th Street, 26th Floor Denver, CO 80202	5.44%	372,725	$3,711,739.75	Beneficial Only

WESTCORE COLORADO TAX EXEMPT FUND
Name and Address of Shareholder	% of Fund Held	Share Balance	Asset Balance	Type of Ownership
Charles Schwab & Co. Inc. Special Account For The Exclusive Benefits Of Customers ATTN: Mutual Funds 4500 Cherry Creek Dr. S. Denver, CO 80222	65.69%	4,670,426	$50,322,443.87	Record Only

All above-listed shares of Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Value Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Frontier Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Bond Fund, were owned of record by the owners named above, except to the Trust’s knowledge where also owned beneficially as indicated above.

Insofar as the Advisor of the Fund is aware, as of March 31, 2009, no person owned, beneficially or of record, more than 25% of the outstanding shares of the retail class of the following Funds, except for (1) Charles Schwab & Co., Inc., in Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Value Fund, Westcore International Frontier Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund, (2) National Financial Services in Westcore Growth Fund and Westcore Plus Bond Fund, (3) Denver Investments in Westcore Micro-Cap Opportunity Fund, (4) Wells Fargo Bank, N.A. in Westcore Micro-Cap Opportunity Fund.  In the institutional class, no person owned, beneficially or of record, more than 25% of the outstanding shares of the following Funds, except for (1) Charles Schwab & Co, Inc., in Westcore Small-Cap Value Fund; (2) National Financial Services in Westcore MIDCO Growth Fund, Westcore Blue Chip Fund and Westcore Plus Bond Fund; (3) Wells Fargo Bank, N.A. in Westcore Growth Fund, Westcore Small-Cap Opportunity Fund and Westcore Flexible Income Fund; and (4) Denver Investments in Westcore Growth Fund, Westcore Small-Cap Opportunity Fund and Westcore Flexible Income Fund.  Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it.  Each of these persons is believed to hold its shares of the Funds as nominee for the benefit of its clients or participants, with the exception of the Penland Family Living Trust in Westcore Small-Cap Opportunity Fund.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – Obligations have significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation.  However, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1” – Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:  leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” – Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

“Prime-3” – Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

“Not Prime” – Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality.  This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality.  This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality.  This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” – Securities possess speculative credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk.  Default is a real possibility.  This designation indicates a capacity for meeting financial commitments that is solely reliant upon a sustained, favorable business and economic environment.

“D” – Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment.  The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” – An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

-	PLUS (+) OR MINUS (-) – The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Bonds are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” – Bonds are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” – Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

“Baa” – Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” – Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” – Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” – Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” – Bonds represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” – Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be investment grade and of the highest credit quality.  These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be investment grade and of very high credit quality.  These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be investment grade and of high credit quality.  These ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be investment grade and of good credit quality.  These ratings denote that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

“BB” – Securities considered to be speculative.  These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative.  These ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk.  Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” – Securities are in default.  The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.  Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch:  CreditWatch highlights the potential direction of a short- or long-term rating.  It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff.  These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments.  Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating.  A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown.  CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch.  The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook:  A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term.  In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions.  An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.
•	Negative means that a rating may be lowered.
•	Stable means that a rating is not likely to change.
•	Developing means a rating may be raised or lowered.
•	N.M. means not meaningful.

Moody’s

Watchlist:  Watchlists list the names of credits whose ratings have a likelihood of changing.  These names are actively under review because of developing trends or events that, in Moody’s opinion, warrant a more extensive examination.  Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist.  In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn:  A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

Rating Outlook:  A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period.  Outlooks may be positive, stable or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action.  Occasionally, Fitch may be unable to identify the fundamental trend.  In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less.  The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade.  These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels – MIG 1 through MIG 3.  In the case of variable rate demand obligations, a two-component rating is assigned.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.  The short-term rating assigned to the demand feature is designated as VMIG.  MIG ratings expire at note maturity.  By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features.  The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/”VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” – This designation denotes strong credit quality.  Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation.  Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis.  Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested.  However, Fitch credit ratings are not recommendations to buy, sell or hold any security.  Ratings may be changed or withdrawn.

Appendix B

Summary of Denver Investments’ Proxy Voting Policy

Denver Investments, unless otherwise directed by our clients, will make reasonable attempts to research, vote and record all proxy ballots for the security positions we maintain on our clients’ behalf.  To execute this responsibility to the highest standard, Denver Investments relies heavily on its subscription to RiskMetrics Group.  RiskMetrics Group provides proxy research and recommendations, as well as automated voting and record keeping through its ISS Governance Services (“ISS”). Although RiskMetrics Group offers other consulting services to companies that it also makes proxy vote recommendations on, we review their policies and certain reports regarding its internal controls a minimum of once per year and will only use RiskMetrics Group’s ISS as long as we deem it independent.

We review ISS’ Proxy Voting Guidelines at least annually and follow their recommendations on most issues for shareholder vote.  Subcategories within the guidelines include:

1)	Operational Items
2)	Board of Directors
3)	Proxy Contests
4)	Anti-takeover Defenses and Voting Related Issues
5)	Mergers and Corporate Restructurings
6)	State of Incorporation
7)	Capital Structure
8)	Executive and Director Compensation
9)	Corporate Social Responsibility Issues
10)	Mutual Fund Proxies
11)	Global Proxy Voting Matters

In the rare instance where our portfolio research or security Analyst believes that any ISS recommendation would be to the detriment of our investment clients, we can and will override the ISS recommendation through a manual vote.  The final authorization to override an ISS recommendation must be approved by the CCO or a member of the Management Committee, other than the Analyst seeking the override. A written record supporting the decision to override the ISS recommendation will be maintained.

Special considerations are made for stocks traded on foreign exchanges.  Specifically, if voting will hinder or impair the liquidity of these stocks, Denver Investments will not exercise its voting rights.

For any matters subject to proxy vote for mutual funds in which Denver Investments is an affiliated party, Denver Investments will vote on behalf of clients invested in such mutual funds in accordance with ISS, with no exceptions.

Client information is automatically recorded in RiskMetric Group’s system for record keeping. RiskMetrics Group provides the necessary reports for the Westcore Funds to prepare its Form N-PX annually.
Below is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 15, 2009

Copyright © 2009 by RiskMetrics Group.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of RiskMetrics 2009 proxy voting guidelines can be found in the Jan. 15, 2009, edition of the U.S. Proxy Voting Manual.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

Risk Management | RiskMetrics Labs | ISS Governance Services | Financial Research & Analysis
www.riskmetrics.com

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1. Operational Items:

Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Voting on Director1 Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITH HOLD2 from individual directors who:

•
Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

-	Degree to which absences were due to an unavoidable conflict;

________________________
1  RiskMetrics’ classification of directors can be found in U.S. Proxy Voting Guidelines Summary.
2  In general, companies with a plurality vote standard use “Withhold” as the valid opposition vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

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-	Pattern of absenteeism; and

-	Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own- - withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•
The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•
The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•
The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•
The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

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•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•
There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

•
Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

-	serves as liaison between the chairman and the independent directors;

-	approves information sent to the board;

-	approves meeting agendas for the board;

-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

-	has the authority to call meetings of the independent directors;

-	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

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•	All independent key committees;

•	Established governance guidelines;

•
A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

-	Egregious compensation practices;

-	Multiple related-party transactions or other issues putting director independence at risk;

-	Corporate and/or management scandals;

-	Excessive problematic corporate governance provisions; or

-	Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

•	a classified board structure;

•	a supermajority vote requirement;

•	majority vote standard for director elections with no carve out for contested elections;

•	the inability of shareholders to call special meetings;

•	the inability of shareholders to act by written consent;

•	a dual-class structure; and/or

•	a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

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•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•
The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

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Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

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•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BYCASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company's governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

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Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•
The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•
The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

•	Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements:

-	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

-	Reimbursement of income taxes on executive perquisites or other payments;

-	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

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Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts:

-	Inclusion of additional years of service not worked that result in significant payouts;

-	Inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package:

-	Excessive “make whole” provisions;

-	Any of the poor pay practices listed in this policy;

•	Excessive severance and/or change in control provisions:

-	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

-	Payments upon an executive's termination in connection with performance failure;

-	Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

-
New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

-	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

-	New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

-	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Poor disclosure practices:

-	Unclear explanation of how the CEO is involved in the pay setting process;

-	Retrospective performance targets and methodology not discussed;

-	Methodology for benchmarking practices and/or peer group not disclosed and explained;

•	Internal Pay Disparity:

-	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.

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Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

  Relative Considerations:

•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

  Design Considerations:

•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

  Communication Considerations:

•
Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans-- Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

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•	Historic trading patterns- -the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing- -was the stock price decline beyond management's control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting- -does the new option vest immediately or is there a black-out period?

•	Term of the option- -the term should remain the same as that of the replaced option;

•	Exercise price--should be set at fair market or a premium to market;

•	Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

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•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-	Rigorous stock ownership guidelines, or

-	A holding period requirement coupled with a significant long-term ownership requirement, or

-	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

•	The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company's analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

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Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company's business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:

RiskMetrics Group	www.riskmetrics.com

•
The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•
The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

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•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•
The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

PART C - OTHER INFORMATION

Item 23.	Exhibits.

(a)	(1)
Amended and Restated Declaration of Trust of Registrant dated November 19, 1987 is incorporated herein by reference to Exhibit (1)(a) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677).

(2)
Amendment dated July 16, 1990 to Amended and Restated Declaration of Trust of Registrant dated November 19, 1987 is incorporated herein by reference to Exhibit (1)(b) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677).

(3)
Amendment No. 2 dated November 12, 2003 to Amended and Restated Declaration of Trust dated November 19, 1987 of Registrant is incorporated herein by reference to Exhibit 1(c) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(b)	(1)
Registrant's Amended and Restated Code of Regulations dated October 24, 1995 is incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677).

(2)
Amendment No. 1 dated November 15, 2006 to Amended and Restated Code of Regulations dated October 24, 1995 is incorporated herein by reference to Exhibit (b)(2) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

(c)
See Articles IV, V and VIII of the Amended and Restated Declaration of Trust which is incorporated herein by reference to Exhibit (1)(a) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677); Amendment to Amended and Restated Declaration of Trust which is incorporated herein by reference to Exhibit (1)(b) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677); and Article II, Article V and Sections 6.1 and 6.4 of Article VI of the Amended and Restated Code of Regulations which is incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677).

(d)	(1)
Amended and Restated Advisory Agreement dated November 1, 2000 between Registrant and Denver Investment Advisors LLC relating to Registrant’s MIDCO Growth Fund, Blue Chip Fund, Small-Cap Opportunity Fund, Mid-Cap Value Fund (formerly the Mid-Cap Opportunity Fund), Small-Cap Opportunity Fund (formerly Small-Cap Growth Fund), Select Fund, International Frontier Fund, Flexible Income Fund (formerly the Intermediate-Term Bond Fund), Plus Bond Fund (formerly the Long-Term Bond Fund) and Colorado Tax-Exempt Fund is incorporated herein by reference to Exhibit (d) to Post-Effective Amendment No. 53 as filed with the Commission on September 24, 2001 (Registration No. 2-75677).

	(2)
Advisory Agreement dated January 15, 2003 between Registrant and Denver Investment Advisors LLC relating to the Sarbanes-Oxley Act of 2002 is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 64  as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

	(3)
Amendment No. 1 dated September 20, 2004 to the Amended and Restated Investment Advisory Agreement dated as of November 1, 2000 between Registrant and Denver Investment Advisors LLC is incorporated herein by reference to Exhibit 99.6(c) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

	(4)
Amendment No. 2 dated May 21, 2008 to Amended and Restated Investment Advisory Agreement dated as of November 1, 2000 between Registrant and Denver Investment Advisors LLC is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

	(5)	Fee Waiver Letter Agreement dated April 30, 2009 among Registrant, ALPS Fund Services, Inc. and Denver Investment Advisors LLC is filed herein as Exhibit (d)(5).
(e)	(1)
Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. relating to Registrant’s MIDCO Growth Fund, Blue Chip Fund, Flexible Income Fund, Plus Bond Fund, Growth Fund, Small-Cap Opportunity Fund, Colorado Tax-Exempt Fund, Mid-Cap Value Fund, Small-Cap Value Fund, Select Fund and International Frontier Fund is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2-75677).

	(2)
Amendment No. 1 dated May 21, 2008 to the Distribution Agreement dated as of September 30, 2005 between ALPS Distributors, Inc. and Registrant is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

	(3)
Form of Broker/Dealer Selling Agreement is incorporated herein by reference to Exhibit (e)(3) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

	(4)
Form of Shareholder Servicing Agreement is incorporated herein by reference to Exhibit (e)(4) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

	(5)
Anti-Money Laundering Delegation Amendment dated September 30, 2005 to Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

	(6)
Letter Agreement dated October 1, 2003 between Registrant and ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (7)(a)(iv) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(f)
Westcore Trust Deferred Compensation Plan (as amended and restated effective February 13, 2008) is incorporated herein by reference to Exhibit (f) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(g)	(1)
Custody Agreement dated October 1, 1999 between Registrant and Bank of New York is incorporated herein by reference to Exhibit (g)(1) to Post-Effective Amendment No. 51 as filed with the Commission on July 18, 2000 (Registration No. 2-75677).

(2)
Amendment No. 1 dated December 15, 1999 to Custody Agreement dated October 1, 1999 relating to Registrant’s International Frontier Fund is incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment No. 51 as filed with the Commission on July 18, 2000 (Registration No. 2-75677).

(3)
Amendment dated July 2, 2001 to Custody Agreement dated as of October 1, 1999 between Bank of New York and Registrant is incorporated herein by reference to Exhibit (g)(7) to Post-Effective Amendment No. 54 as filed with the Commission on September 25, 2002 (Registration No. 2-75677).

(4)
Amendment and Supplement dated December 15, 2006 to Custody Agreement dated as of October 1, 1999 between Bank of New York and Registrant is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(5)
Amendment No. 3 dated May 21, 2008 to the Custody Agreement dated as of October 1, 1999 between Bank of New York Mellon Corporation and Registrant is incorporated herein by reference to Exhibit (g)(5) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(6)
Foreign Custody Manager Agreement dated July 2, 2001 between Bank of New York and Registrant is incorporated herein by reference to Exhibit (g)(6) to Post-Effective Amendment No. 54 as filed with the Commission on September 25, 2002 (Registration No. 2-75677).

(7)
Amendment No. 1 dated May 21, 2008 to the Foreign Custody Manager Agreement dated July 2, 2001 between Bank of New York Mellon Corporation and Registrant is incorporated herein by reference to Exhibit (g)(7) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(8)
Westcore Domestic Custody Services fee schedule is incorporated herein by reference to Exhibit (g)(8) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(9)
Westcore Global Custody Services fee schedule is incorporated herein by reference to Exhibit (g)(9) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(10)
Westcore Restricted Securities Pricing Program Services fee schedule is incorporated herein by reference to Exhibit (g)(10) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(h)	(1)	(i)
Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. relating to Registrant’s Colorado Tax-Exempt Fund, Plus Bond Fund (formerly known as the Intermediate-Term Bond Fund), Flexible Income Fund (formerly known as the Long-Term Bond Fund), Growth Fund(formerly known as the Growth and Income Fund and the Equity Income Fund), MIDCO Growth Fund, Blue Chip Fund (formerly known as the Modern Value Equity Fund), Small-Cap Opportunity Fund, Small-Cap Value Fund, Mid-Cap Value Fund (formerly know as the Mid-Cap Opportunity Fund), Select Fund and International Frontier Fund is incorporated herein by reference to Exhibit (h)(1)(i) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2-75677).

(ii)
Amendment No. 1 dated February 22, 2006 to the Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(ii) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2-75677).

(iii)
Addendum dated September 1, 2006 to Second Amended and Restated Administration Agreement dated January 1, 2006 among ALPS Fund Services, Inc., Denver Investment Advisors LLC and Registrant is incorporated herein by reference to Exhibit (h)(1)(iii) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

(iv)
Amendment No. 3 dated August 21, 2007 to the Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC and ALPS  Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(iv) Post-Effective Amendment No. 63 as filed with the Commission on September 27, 2007 (Registration No. 2-75677).

(v)
Amendment No. 4 dated May 21, 2008 to the Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(v) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(vi)
Amendment No. 5 dated October 16, 2008 to the Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC and ALPS Fund Services, Inc. is filed herein as Exhibit (h)(1)(vi).

(vii)
Side Letter Agreement dated January 1, 2006 between Denver Investment Advisors LLC and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(iii) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2-75677).

(2)	(i)
Transfer Agency and Service Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit 13(b)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(ii)
Letter Agreement dated October 1, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit 13(b)(ii) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(iii)
Addendum dated September 1, 2006 to Transfer Agency and Service Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(iii) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

(iv)
Amendment No. 1 dated September 1, 2006 to Transfer Agency and Service Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(iv) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(v)
Amendment No. 2 dated May 21, 2008 to Transfer Agency and Service Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(v) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(vi)
Letter Amendment dated October 13, 2003 to the Transfer Agency and Service Agreement between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(vi) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(vii)
Letter Amendment dated December 10, 2004 to the Transfer Agency and Service Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(vii) to the April 2, 2008 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(viii)
Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit 13(b)(iii) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(ix)
Indemnification Agreement dated as of October 13, 2003 between Registrant and Denver Investment Advisors LLC regarding Transfer Agent Interactive Client Services Agreement is incorporated herein by reference to Exhibit 13(b)(iv) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(x)
Amended Fee Schedule to Transfer Agency Service Agreement dated as of February 18, 2004 effective as of October 13, 2004 is incorporated herein by reference to Exhibit (13)(b)(v) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(xi)
Delegation Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit 13(b)(vi) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(xii)
First Amendment dated October 1, 2004 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(vii) to Post Effective Amendment No. 58 as filed with the Commission on July 22, 2005 (Registration No. 2-75677).

(xiii)
Amendment No. 2 dated December 13, 2004 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(viii) to Post-Effective Amendment No. 58 as filed with the Commission on July 22, 2005 (Registration No. 2-75677).

(xiv)
Amendment No. 3 dated September 1, 2006 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(x) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

(xv)
Amendment No. 4 dated May 21, 2008 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(xv) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(3) (i)
Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit 13(c)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(ii)
Addendum dated September 1, 2006 to Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(3)(ii) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

(iii)
Amendment No. 2 dated August 21, 2007 to Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004  between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(3)(iii) to Post-Effective Amendment No. 63 as filed with the Commission on September 27, 2007 (Registration No. 2-75677).

(iv)
Amendment No. 3 dated May 21, 2008 to Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(3)(iv) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(v)
Amendment No. 5 dated August 20, 2008 to Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004 between ALPS Fund Services, Inc. and Registrant is filed herein as Exhibit (h)(3)(v).

(vi)
Amended Fee Schedule dated as of September 20, 2004 and effective as of February 9, 2004 is incorporated herein by reference to Exhibit 13(c)(ii) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(vii)
Delegation Agreement dated February 9, 2004 between ALPS Mutual Funds Services, Inc. and Denver Investment Advisors LLC is incorporated herein by reference to Exhibit 13(c)(iii) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(i)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, is filed herein as Exhibit (i).
(j)	Consent of Registered Independent Public Accounting Firm Deloitte & Touche LLP is filed herein as Exhibit (j).

(k)	None.
(l)
Conversion Agreement dated September 30, 1998 between Registrant and Denver Investment Advisors LLC relating to Registrant’s Mid-Cap Opportunity Fund is incorporated herein by reference to Exhibit 13(a) to Post-Effective Amendment No. 48 as filed with the Commission on September 28, 1998 (Registration No. 2-75677).

(m)	None.
(n)	Rule 18f-3 plan is incorporated herein by reference to Exhibit (n) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).
(p)	(1)
Amended Code of Ethics of Registrant dated as of February 22, 2006 is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2-75677).

(2)
Amended Code of Ethics of Denver Investment Advisors LLC dated as of February 15, 2007 is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

(3)
Code of Ethics of ALPS Distributors, Inc. dated as of February 3, 2006 is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2-75677).

(q)	Powers of Attorney are filed herein as Exhibit (q).

Item 24.	Persons Controlled By or Under Common Control with the Registrant.

           Registrant is controlled by its Board of Trustees.  Certain of Registrant’s trustees serve on the board of directors/trustees of certain other registered investment companies.  (See “Management of the Funds – Trustees and Officers” in Part B hereof.)

Item 25.	Indemnification.

           Amended and Restated Declaration of Trust.  Section 9.3 of the Registrant’s Amended and Restated Declaration of Trust dated November 19, 1987, as amended, incorporated herein by reference as Exhibit (1)(a) to Post-Effective Amendment No. 45 (Registration No. 2-75677), provides as follows:

9.3  Indemnification of Trustees, Representatives and Employees. The Trust shall indemnify its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person.  The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust.  The Trustees may make advance payments in connection with the indemnification under this Section 9.3, PROVIDED that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

Section 9.6 of the Registrant’s Amended and Restated Declaration of Trust dated November 19, 1987, incorporated herein by reference as Exhibit (1)(a) to Post-Effective Amendment No. 45 (Registration No. 2-75677), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

9.6  Indemnification of Shareholders.  In case any shareholder or former shareholder shall be held to be personally liable solely by reason of his being or having been shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

           Amended and Restated Investment Advisory Agreement.  Indemnification of Registrant’s investment adviser for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the performance of this agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement as provided for in Section 9 of the Amended and Restated Investment Advisory Agreement dated November 1, 2000, incorporated herein by reference as Exhibit (d)(i) to Post-Effective Amendment No. 53 (Registration No. 2-75677).

              Distribution Agreement.  Indemnification of Registrant’s trustees, officers and controlling persons against any and all claims, demands, liabilities and expenses arising from dissemination of untrue material fact or omission of such material fact by the Registrant’s Distributor and used in the Trust’s Registration Statement or in the corresponding statements and in the Trust’s prospectus is provided for in Section 1.10 of the Distribution Agreement dated September 30, 2005 and incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 60 (Registration No. 2-75677).

              Second Amended and Restated Administration Agreement.  Indemnification of Registrant’s Administrators for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under the Agreement. Any person, even though also an officer, partner, employee or agent of either of the Administrators, who may be or become an officer, director, employee or agent of the Registrant, shall be deemed when rendering services to the Registrant or acting on any business of the Registrant (other than services or business in connection with the Administrator’s duties hereunder) to be rendering such services to or acting solely for the Registrant and not as on officer, partner, employee or agent or one under the control or direction of the Administrators even though paid by either of them as provided for in Section 6 of the Second Amended and Restated Administration Agreement dated January 1, 2006 is incorporated herein by reference to Exhibit (h)(1)(i) to Post-Effective Amendment No. 60 (Registration No. 2-75677).

              Transfer Agency and Service Agreement.  Indemnification of Registrant’s Transfer Agent is provided for in Section 7 of the Transfer Agency and Service Agreement dated October 13, 2003 incorporated herein by reference as Exhibit 13(b)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169) for any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

(a)           All actions of the Transfer Agent or its agents or subcontractors required to be taken pursuant to this Agreement (including the defense of any law suit in which the Transfer Agent or affiliate is a named party), provided that such actions are taken in good faith and without negligence or willful misconduct;

(b)           The Fund’s lack of good faith, negligence or willful misconduct;

(c)           The reliance upon, and any subsequent use of or action taken or omitted, by the Transfer Agent, or its agents or subcontractors on: (i) any information, records, documents, data, or services, which are received by the Transfer Agent or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Fund in writing, and which have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any broker-dealer, TPA or previous transfer agent; (ii) any instructions or requests of the Fund or any of its officers reasonably believed by the Transfer Agent to be authorized by the Fund’s Board of Trustees; (iii) any instructions or opinions of legal counsel with respect to any matter arising in connection with the services to be performed by the Transfer Agent under this Agreement which are provided to the Transfer Agent after consultation with such legal counsel; or (iv) any paper or document, reasonably believed to be genuine, authentic, and signed by the proper person or persons;

(d)           The offer or sale of Shares in violation of federal or state securities laws or regulations requiring that such Shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares;

(e)           The negotiation and processing of any checks including without limitation for deposit into the Fund’s demand deposit account maintained by the Transfer Agent, excluding checks not made payable to the order of the Fund, the Fund’s management company, custodian, transfer agent or distributor or the retirement account custodian or trustee for a plan account investing in Shares (such checks are commonly known as “third party checks”) which checks are tendered to the Bank for the purchase of Shares; or

(f)           Upon the Fund’s request entering into any agreements required by the NSCC for the transmission of Fund or Shareholder data through the NSCC clearing systems.

              Amended and Restated Bookkeeping and Pricing Agreement. Indemnification of Registrant’s Bookkeeping and Pricing Agent against certain losses is provided for in Section 8 of the Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004, incorporated herein by reference as Exhibit 13(c)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

              Internet Transactions Indemnification Agreement.  Indemnification from Denver Investment Advisors LLC under Section 2 of the Indemnification Agreement dated as of October 13, 2003 incorporated herein by reference as Exhibit 13(b)(iv) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169), to defend and hold harmless each Indemnified Party from and against all damages arising out of or resulting from any Claims against such Indemnified Party related to or arising out of:

           (a)           The use of the transfer agent’s computer and software systems which provides an interface between the Internet and public data network service providers; and

           (b)           Communication of shareholder data and/or transaction requests by Denver Investment Advisors LLC, the Trust, the Trust’s shareholders or transfer agent at any time (including prior to and on and after the date of execution hereof and of any written agreement, if any, with DST Systems, Inc.).

“Indemnified Party” means (i) the Trust; (ii) each current, former and future officer, trustee, beneficial interest holder, employee, agent, attorney, predecessor, successor, representative or affiliate of the Trust, but not Denver Investment Advisors LLC or any of Denver Investment Advisors LLC’s current, former and future officers, trustees, beneficial interest holders, employees, agents, attorneys, predecessors, successors or representatives; (iii) any successor, assign, heir, estate or legal representative of any of the parties described in clauses (i) or (ii); and (iv) any series or portfolio of the Trust.

“Claims” means any and all actions, suits, claims, rights, causes of action, demands, damages, losses, liabilities, expenses, costs, attorneys’ fees or charges of whatever kind or nature, whether contingent or fixed, whether known or unknown, whether suspected or unsuspected, which any person (i) now has or claims to have, (ii) at any time had or claimed to have, or (iii) at any time hereafter may have or claim to have.

“Damages” means any and all costs, liabilities, obligations, losses, claims, expenses, damages or judgments of any kind, including reasonable attorneys’ fees and the fees of accountants and experts.

           Other.  Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. Registrant will not pay an insurance premium for insurance coverage which indemnifies for any act for which Registrant itself cannot indemnify.  Generally, trustees and officers of the Registrant are indemnified under contracts entered into with unaffiliated third parties in the ordinary course of business against losses, claims, damages, liabilities and expenses arising out of negligence or willful misconduct, violation of applicable law, breach of material provisions of such contracts or of representations, warranties or covenants made in such contracts.

           Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of the Investment Adviser.

To Registrant’s knowledge, none of the directors or senior executive officers of Denver Investments, except those set forth below, is, or has been at any time during Registrant’s past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.  Set forth below are the names and principal businesses of the directors and certain of the officers of Denver Investments who are or have been engaged in any other business, profession, vocation or employment of a substantial nature during the past two years.

DENVER INVESTMENTS

Name	Position With Denver Investments	Other Business Connections	Type of Business
Todger Anderson	Chairman and Chief Compliance Officer	Director and President of Blue Chip Value Fund, Inc.* Director of Fischer Imaging Corp.**	Investment Company Hospital Equipment and Supply Company
Jasper Frontz	Vice President – Compliance and Fund Administration	Chief Compliance Officer and Treasurer of Blue Chip Value Fund, Inc.	Investment Company

* The address of the Blue Chip Value Fund, Inc. is 1225 17th Street, 26th Floor, Denver, Colorado 80202.
** The address of Fischer Imaging Corp. is 12300 North Grant Street, Denver, Colorado 80241. Effective January 1, 2007, Mr. Anderson resigned from his position as Director of Fischer Imaging Corp.

Item 27.	Principal Underwriters.

(a)  ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: AARP Funds, AirShares EU Carbon Allowances Fund, ALPS ETF Trust, ALPS Variable Insurance Trust, Ameristock Mutual Fund, Inc., AQR Funds, BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Grail Advisors ETF Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone Funds, MTB Group of Funds, Pax World Funds, PowerShares QQQ 100 Trust Series 1, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, TDX Independence Funds, Inc., W. P. Stewart Funds, Wasatch Funds, WesMark Funds, Capital Liquid Assets Fund, and WisdomTree Trust.

(b)           To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Name and Principal Business Address*	Positions and Offices with Registrant	Positions and Offices with Underwriter
Thomas A. Carter	None	President, Director

Edmund J. Burke	None	Director.

Jeremy O. May	None	Director

Spencer Hoffman	None	Director

Name and Principal Business Address*	Positions and Offices with Registrant	Positions and Offices with Underwriter
Richard Hetzer	None	Executive Vice President

John C. Donaldson	None	Vice President, Chief Financial Officer

Tané T. Tyler	None	Vice President, General Counsel, Secretary

Robert J. Szydlowski	None	Vice President, Chief Technology Officer

Diana M. Adams	None	Vice President, Controller, Treasurer

Bradley J. Swenson	None	Vice President, Chief Compliance Officer

Kevin J. Ireland	None	Vice President, Director of Institutional Sales

Mark R. Kiniry	None	Vice President, National Sales Director - Investments
-----------------------------------
* The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)	None.

(d)	None.

Item 28.	Location of Accounts and Records.

(a)           Denver Investment Advisors LLC, 1225 17th Street, 26th Floor, Denver, Colorado 80202 (records relating to its function as investment adviser for the Registrant).

(b)           ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (records relating to its functions as administrator, transfer agent and bookkeeping and pricing agent for each of Registrant’s investment portfolios).

(c)           ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (records relating to its function as distributor for each of the Registrant’s investment portfolios).

(d)           The Bank of New York Mellon Corporation, One Wall Street, New York, New York 10286 (records relating to its functions as custodian for each of the Registrant’s investment portfolios).

Item 29.	Management Services.

None.

Item 30.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado on the 30th day of April, 2009.

WESTCORE TRUST
Registrant

By:  /s/ Todger Anderson
Todger Anderson
President

           Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to Registrant’s Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

*/s/ Jack D. Henderson	Chairman of the	April 30, 2009
Jack D. Henderson	Board of Trustees

*/s/ Rick A. Pederson	Trustee	April 30, 2009
Rick A. Pederson

*/s/ James B. O’Boyle	Trustee	April 30, 2009
James B. O’Boyle

*/s/ Robert L. Stamp	Trustee	April 30, 2009
Robert L. Stamp

*/s/ Mary K. Anstine	Trustee	April 30, 2009
Mary K. Anstine

*/s/ Janice M. Teague	Trustee	April 30, 2009
Janice M. Teague

/s/ Jasper R. Frontz	Treasurer (Principal	April 30, 2009
Jasper R. Frontz	Financial Officer and
Chief Accounting Officer)
Chief Compliance Officer

*By: /s/ Todger Anderson	President (Principal Executive	April 30, 2009
Todger Anderson	Officer)
In his capacity as an officer and
as Attorney-in-fact

Exhibit Index

Item #	Description
(d)(5)	Fee Waiver Letter Agreement.

(h)(1)(vi)	Amendment No. 5 to Second Amended and Restated Administration Agreement.

(h)(3)(v)	Amendment No. 5 to Amended and Restated Bookkeeping and Pricing Agreement.

(i)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant.

(j)	Consent of Independent Registered Public Accounting Firm Deloitte & Touche LLP.

(q)	Powers of Attorney.